MUNIHOLDINGS FLORIDA INSURED FUND
MUNIHOLDINGS FLORIDA INSURED FUND V
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON DECEMBER 13, 2000

TO THE HOLDERS OF ALL SERIES OF AUCTION MARKET PREFERRED SHARES OF
    MUNIHOLDINGS FLORIDA INSURED FUND

TO THE HOLDERS OF COMMON SHARES AND
    AUCTION MARKET PREFERRED SHARES OF
    MUNIHOLDINGS FLORIDA INSURED FUND V

        NOTICE IS HEREBY GIVEN that the annual meetings of shareholders (each, a “Meeting” and collectively, the “ Meetings”) of MuniHoldings Florida Insured Fund (“Florida Insured”), a Massachusetts business trust, and MuniHoldings Florida Insured Fund V (“Florida Insured V”), a Massachusetts business trust, will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, December 13, 2000 at 10:00 a.m. Eastern time (for Florida Insured) and 10:30 a.m. Eastern time (for Florida Insured V) for the following purposes:

        (1) To approve or disapprove an Agreement and Plan of Reorganization (the “ Agreement and Plan of Reorganization”) contemplating (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Florida Insured V by Florida Insured, in exchange solely for (A) newly-issued common shares of beneficial interest (“Common Shares”) of Florida Insured (the “Florida Insured Common Shares”) having an aggregate net asset value equal to the aggregate net asset value of the Common Shares of Florida Insured V (the “Florida Insured V Common Shares”) and (B) newly-issued auction market preferred shares (“AMPS”) of an existing series of AMPS of Florida Insured designated Series B (the “Florida Insured Series B AMPS”) having an aggregate liquidation preference and value equal to the aggregate liquidation preference and value of the AMPS of Florida Insured V designated Series A ( the “Florida Insured V AMPS”); and (ii) the distribution by Florida Insured V, on a proportionate basis, of (A) Florida Insured Common Shares to the holders of Florida Insured V Common Shares and (B) Florida Insured Series B AMPS to the holders of Florida Insured V AMPS. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and termination of Florida Insured V and its termination of registration under the Investment Company Act of 1940.

(2) To elect a Board of Trustees of each of Florida Insured and Florida Insured V to serve for the ensuing year;

(3) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of each Fund for its current fiscal year; and

(4) To transact such other business as properly may come before the Meeting or any adjournment thereof.

        This Notice of Annual Meetings of Shareholders and the enclosed Proxy Statement and Prospectus are being sent to the holders of AMPS of Florida Insured, designated Series A, Series B, Series C, Series D and Series E (collectively, the “Florida Insured AMPS”), the holders of Florida Insured V Common Shares and the holders of Florida Insured V AMPS. Holders of Florida Insured Common Shares will receive a separate Notice of Annual Meeting of Shareholders and a separate Proxy Statement in connection with the Meeting for Florida Insured. The vote of the holders of Florida Insured Common Shares is not required on the Reorganization (Item 1). However, the holders of Florida Insured Common Shares will vote at the Florida Insured Meeting with respect to Items 2 and 3 listed above.

        The Boards of Trustees of Florida Insured and Florida Insured V have fixed the close of business on October 30, 2000 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

        A complete list of the shareholders of Florida Insured and Florida Insured V entitled to vote at the Meetings will be available and open to the examination of any shareholder of Florida Insured or Florida Insured V, respectively, for any purpose germane to the Meetings during ordinary business hours from and after November 29, 2000, at the offices of Florida Insured, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        You are cordially invited to attend the Meetings. Shareholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed form of proxy applicable to their fund and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of Florida Insured or Florida Insured V, as applicable.

        If you have any questions regarding the enclosed proxy material, or need assistance in voting your Common Shares or AMPS, please contact our proxy solicitor, Shareholder Communications Corporation, at 1-877-518-9411.

By Order of the Boards of Trustees

JODI M. PINEDO
Secretary of MuniHoldings Florida Insured Fund and
MuniHoldings Florida Insured Fund V

Plainsboro, New Jersey
Dated: November 8, 2000
MUNIHOLDINGS FLORIDA INSURED FUND
MUNIHOLDINGS FLORIDA INSURED FUND V
P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
(609) 282-2800

ANNUAL MEETINGS OF SHAREHOLDERS

DECEMBER 13, 2000

        This Proxy Statement and Prospectus is furnished to you as a holder of (i) Auction Market Preferred Shares (“AMPS”) of MuniHoldings Florida Insured Fund (“Florida Insured”), designated Series A, Series B, Series C, Series D or Series E (collectively, the “Florida Insured AMPS”), (ii) AMPS of MuniHoldings Florida Insured Fund V (“Florida Insured V”), designated Series A (the “Florida Insured V AMPS”), or (iii) common shares of beneficial interest (“Common Shares”) of Florida Insured V (the “Florida Insured V Common Shares”). An Annual Meeting of the Shareholders of each of Florida Insured and Florida Insured V will be held on December 13, 2000 (each, a “Meeting” and collectively, the “Meetings”) to consider the items that are listed below and discussed in greater detail elsewhere in this Proxy Statement and Prospectus. The Board of Trustees of each of Florida Insured and Florida Insured V is requesting that the above-referenced shareholders submit a proxy to be used at the applicable Meeting to vote the shares held by the shareholder submitting such proxy.

        The proposals to be considered at the Meetings are:

1.	To approve or disapprove an Agreement and Plan of Reorganization between the funds;

2.	To elect a Board of Trustees for each of Florida Insured and Florida Insured V;

3.	To ratify the selection of the independent auditors of each of Florida Insured and Florida Insured V; and

4.	To transact such other business as may properly come before a Meeting or any adjournment thereof.

        Holders of Common Shares of Florida Insured (the “Florida Insured Common Shares”) will receive a separate Notice of Annual Meeting of Shareholders and a separate Proxy Statement in connection with the Meeting for Florida Insured. The vote of the holders of Florida Insured Common Shares is not required on Item 1. However, the holders of Florida Insured Common Shares will vote at the Meeting for Florida Insured in connection with Items 2 and 3 listed above.

        The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction that will be referred to in this Proxy Statement and Prospectus as the Reorganization. The Reorganization involves, among other things, the combination of two funds into one. The two funds are:

Florida Insured, which will be the surviving fund; and

Florida Insured V

        Florida Insured and Florida Insured V are sometimes referred to herein collectively as the “Funds.” The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

        As part of the Reorganization, Florida Insured will acquire substantially all of the assets and assume substantially all of the liabilities of Florida Insured V solely in exchange for Florida Insured Common Shares and AMPS. Florida Insured V will distribute the Florida Insured Common Shares and AMPS received in the Reorganization to its shareholders and will then liquidate and terminate its registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Florida Insured will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Proxy Statement and Prospectus.
(continued on next page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement and Prospectus is November 8, 2000.

        In the Reorganization, Florida Insured will issue its Common Shares and AMPS to Florida Insured V based on the value of the assets transferred to Florida Insured by Florida Insured V. These shares will then be distributed by Florida Insured V to its shareholders based on the aggregate net asset value or liquidation preference, as applicable, of the shares held by each shareholder just prior to the Reorganization. A holder of Florida Insured V Common Shares will receive Florida Insured Common Shares and a holder of Florida Insured V AMPS will receive AMPS, designated Series B, of Florida Insured (“Florida Insured Series B AMPS”).

        This Proxy Statement and Prospectus serves as a prospectus of Florida Insured in connection with the issuance of Florida Insured Common Shares and Florida Insured Series B AMPS in the Reorganization.

        The Proxy Statement and Prospectus sets forth information about Florida Insured and Florida Insured V that shareholders of each Fund should know before considering the Reorganization and should be retained for future reference. Each Fund has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

        The address of the principal executive offices of Florida Insured and Florida Insured V is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

        The Florida Insured Common Shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “ MFL.” The Florida Insured V Common Shares are listed on the American Stock Exchange (the “AMEX”) under the symbol “FDM.” Subsequent to the Reorganization, Florida Insured Common Shares will continue to be listed on the NYSE under the symbol “MFL.” Reports, proxy materials and other information concerning Florida Insured and Florida Insured V may be inspected at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) in Washington, D.C. Call (202) 942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Such information concerning Florida Insured may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

INTRODUCTION

        This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees of Florida Insured and Florida Insured V for use at the Meetings to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey on December 13, 2000, at the times specified in Exhibit I to this Proxy Statement and Prospectus. The mailing address for the Funds is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is November 10, 2000.

        The shareholders solicited and entitled to vote at the Meetings on Items 1, 2 and 3 are outlined in the following chart.

	Item 1.	Item 2.		Item 3.
Title of Class	Approval of Agreement and Plan of Reorganization	Election of AMPS Trustees	Election of Remaining Trustees	Ratification of Selection of Independent Auditors
Florida Insured*
Series A AMPS	Yes	Yes	Yes	Yes
Series B AMPS	Yes	Yes	Yes	Yes
Series C AMPS	Yes	Yes	Yes	Yes
Series D AMPS	Yes	Yes	Yes	Yes
Series E AMPS	Yes	Yes	Yes	Yes
Florida Insured V
Common Shares	Yes	No	Yes	Yes
Series A AMPS	Yes	Yes	Yes	Yes

*
Holders of Florida Insured Common Shares are not required to vote in connection with the approval of the Agreement and Plan of Reorganization and are not entitled to vote in connection with the election of the AMPS Trustees. Holders of Florida Insured Common Shares will vote in connection with the election of the remaining Trustees of Florida Insured and the ratification of the selection of independent auditors of Florida Insured and will receive a separate Proxy Statement and proxy with respect to such matters.

        Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the applicable Fund at the address indicated above or by voting in person at the applicable Meeting. All properly executed proxies received prior to the Meetings will be voted at the Meetings in accordance with the instructions marked thereon or otherwise as provided therein. With respect to each Fund, unless instructions to the contrary are marked, proxies will be voted “FOR” each of the following Items: (1) to approve the Agreement and Plan of Reorganization between Florida Insured and Florida Insured V (the “Agreement and Plan of Reorganization”); (2) to elect a Board of Trustees of each Fund to serve for the ensuing year; and (3) to ratify the selection of independent auditors for each Fund for its current fiscal year.

        Assuming a quorum is present at the applicable Meeting, approval of Items 1, 2 and 3 will require the affirmative vote of shareholders holding the percentage of shares indicated in the chart below.

	Item 1.	Item 2.		Item 3.
Fund	Approval of the Agreement and Plan of Reorganization	Election of AMPS Trustees	Election of Remaining Trustees	Ratification of the Selection of Independent Auditors
Florida Insured*	Affirmative vote of a majority of the outstanding shares entitled to be voted by the holders of Florida Insured AMPS, voting as a separate class	Affirmative vote of a majority of the Florida Insured AMPS represented at the Meeting, voting as a separate class	Affirmative vote of a majority of the Florida Insured Common Shares and the Florida Insured AMPS represented at the Meeting, voting together as a single class	Affirmative vote of a majority of the Florida Insured Common Shares and the Florida Insured AMPS represented at the Meeting, voting together as a single class

Florida Insured V	Affirmative vote of
a majority of the
outstanding shares
entitled to be voted
by the holders of
Florida Insured V
Common Shares
and the holders of
Florida Insured V
AMPS, voting
together as a single
	class	Affirmative vote of a majority of the Florida Insured V AMPS represented at the Meeting, voting as a separate class	Affirmative vote of a majority of the Florida Insured V Common Shares and the Florida Insured V AMPS represented at the Meeting, voting together as a single class	Affirmative vote of a majority of the Florida Insured V Common Shares and the Florida Insured V AMPS represented at the Meeting, voting together as a single class

Affirmative vote of a majority of the outstanding shares entitled to be voted by the holders of Florida Insured V AMPS, voting as a separate class

*
This Proxy Statement and Prospectus is being used to solicit the vote of the holders of Florida Insured AMPS at the Meeting for Florida Insured. The vote of the holders of Florida Insured Common Shares on Items 2 and 3 is being solicited by a separate Proxy Statement.

        The Board of Trustees of each Fund has fixed the close of business on October 30, 2000 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, each Fund had outstanding the number of Common Shares and AMPS indicated in Exhibit I. To the knowledge of the management of each Fund, no person owned beneficially more than 5% of the respective outstanding shares of either class of capital shares of either Fund at the Record Date.

        The Boards of Trustees of the Funds know of no business other than that discussed in Items 1, 2, and 3 above that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1:    THE REORGANIZATION

SUMMARY

        The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan of Reorganization attached hereto as Exhibit II.

        In this Proxy Statement and Prospectus, the term “Reorganization” refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Florida Insured V by Florida Insured and the subsequent distribution of Florida Insured Common Shares and Florida Insured Series B AMPS to the holders of Florida Insured V Common Shares and Florida Insured V AMPS, respectively; and (ii) the subsequent deregistration and termination of Florida Insured V.

        At meetings of the Board of Trustees of each Fund, the Board of Trustees of each Fund unanimously approved the Reorganization. Subject to obtaining the necessary approvals from the shareholders of each Fund, as described herein, the Board of Trustees of Florida Insured V also deemed advisable the deregistration of the Fund under the Investment Company Act and its termination under the laws of the Commonwealth of Massachusetts. The Reorganization requires approval of the shareholders of Florida Insured V and the holders of Florida Insured AMPS. The Reorganization will not take place if the applicable shareholders of either Fund do not approve the Agreement and Plan of Reorganization as described herein.

        Each Fund seeks to provide shareholders with current income exempt from Federal income tax and the opportunity to own shares whose value is exempt from the Florida intangible personal property tax. Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and which enables shares of the Fund to be exempt from Florida intangible personal property tax (“Florida Municipal Bonds”). Under normal circumstances, at least 80% of each Fund’s total assets will normally be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due.

        Each Fund is a non-diversified, leveraged, closed-end management investment company registered under the Investment Company Act. If the shareholders of each Fund approve the Reorganization, (i) Florida Insured Common Shares and Florida Insured Series B AMPS will be issued to Florida Insured V in exchange for substantially all of the assets and liabilities of Florida Insured V; and (ii) Florida Insured V will distribute these shares to its shareholders as provided in the Agreement and Plan of Reorganization. After the Reorganization, Florida Insured V will terminate its registration under the Investment Company Act and its organization under Massachusetts law.

        Based upon their evaluation of all relevant information, the Trustees of each Fund have determined that the Reorganization will potentially provide benefits to the holders of Common Shares of that Fund, including greater efficiency and flexibility in portfolio management and a more liquid trading market for the Common Shares of the Combined Fund. In addition, after the Reorganization, shareholders of Florida Insured V will remain invested in a closed-end fund with an investment objective and policies substantially similar to Florida Insured V’s investment objective and policies that uses substantially the same management personnel. It is also anticipated that common shareholders of Florida Insured V will be subject to a reduced overall operating expense ratio based on the anticipated pro forma combined total operating expenses and the anticipated pro forma total combined assets of the Combined Fund after the Reorganization. Although Florida Insured V will incur certain costs of the Reorganization, it is expected that such costs would be recovered within approximately seven months after the Reorganization because of such reduced overall operating expense ratio. The Boards also considered the relative tax positions of the respective portfolio of each Fund. It is not anticipated that the Reorganization will directly benefit the holders of shares of AMPS of either Fund; however, the Reorganization will not adversely affect the holders of shares of any series of AMPS of either Fund. The expenses of the Reorganization will not be borne by the holders of shares of AMPS of either Fund.

        If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the Internal Revenue Service (the “IRS”) concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization or a favorable opinion of counsel to the same effect. Under the Agreement and Plan of Reorganization, however, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of that Fund to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the shareholders of each Fund, as described above, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Boards of Trustees of both Funds or (ii) by the Board of Trustees of either Fund if any condition to that Fund’s obligations has not been fulfilled or waived by such Fund’s Board of Trustees.

Pro Forma Fee Table for Common Shareholders of Florida Insured, Florida Insured V
and Pro Forma Combined Fund as of July 31, 2000* (Unaudited)(a)

        The following Pro Forma Fee Table illustrates, based on net assets attributable to Common Shares as of July 31, 2000, the expenses to be incurred by each Fund individually and the estimated pro forma expenses to be incurred by the Combined Fund after the Reorganization. Future expenses may be greater or less than those indicated below.
	Actual		Pro Forma Combined Fund
	Florida Insured	Florida Insured V
Common Shareholder Transaction Expenses:
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of Common Shares of Beneficial Interest	None (b)	None (b)	None (c)
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None
Annual Expenses (as a percentage of net assets attributable to Common Shares of Beneficial Interest at July 31, 2000)(d):
Investment Advisory Fees(e)	0.94%	0.91%	0.94%
Interest Payments on Borrowed Funds	None	None	None
Other Expenses	0.29%	0.58%	0.29%

Total Annual Expenses(f)	1.23%	1.49%	1.23%

*	The pro forma financial statements of the Combined Fund included in this Proxy Statement and Prospectus are as of August 31, 2000.
(a)
No information is presented with respect to AMPS because neither Fund’s operating expenses are, and the expenses of the Reorganization will not be, borne by the holders of AMPS of either Fund. Generally, AMPS are sold at a fixed liquidation preference of $25,000 per share and investment return is set at an auction.

(b)	Common shares of beneficial interest purchased in the secondary market may be subject to brokerage commissions or other charges.
(c)
No sales load will be charged on the issuance of shares as part of the Reorganization. Common shares of beneficial interest are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(d)	The pro forma annual operating expenses for the Combined Fund are projections for a 12-month period.
(e)
Based on net assets of each Fund and the Combined Fund (each excluding assets attributable to AMPS) as of July 31, 2000. If assets attributable to AMPS are included, the Investment Advisory Fee for each Fund and the Combined Fund would be 0.55%.

(f)
Based on net assets (excluding assets attributable to AMPS) of each Fund and the Combined Fund; excludes the waiver of a portion of the advisory fee and reimbursement of certain other expenses with respect to Florida Insured V by FAM. Including such fee waivers and expense reimbursements, the Total Annual Expenses for Florida Insured V would be 1.14%. If assets attributable to AMPS are included, the Total Annual Expenses for Florida Insured, Florida Insured V (excluding the advisory fee waivers and expense reimbursements) and the Combined Fund (excluding the advisory fee waivers and expense reimbursements) would be 0.72%, 0.89% and 0.72%, respectively. If assets attributable to AMPS and the above described advisory fee waivers and expense reimbursements with respect to Florida Fund V are included, the Total Annual Expenses for Florida Insured V would be 0.69%. It is not anticipated that FAM will waive its advisory fee or reimburse expenses with respect to Florida Insured V on an ongoing basis or with respect to the Combined Fund after the Reorganization.

        The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a common shareholder of each Fund will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization.

Example:

Cumulative Expenses Paid on Common Shares
for the Periods Indicated:

	1 year	3 years	5 years	10 years
An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to Common Shares) set forth in the table above and
(2) a 5% annual return throughout the period:
Florida Insured	$13	$39	$68	$149
Florida Insured V	$15	$47	$81	$178
Combined Fund*	$13	$39	$68	$149

*	Assumes that the Reorganization had taken place on July 31, 2000.

        The Example set forth above assumes that Common Shares were purchased in the initial offerings and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The Example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. See “Comparison of the Funds” and “The Reorganization—Potential Benefits to Common Shareholders of the Funds as a Result of the Reorganization.”

Florida Insured..	Florida Insured was organized as a business trust under the laws of the Commonwealth of Massachusetts on September 8, 1997 and commenced operations on September 26, 1997.

Florida Insured has outstanding Common Shares and five series of AMPS, designated Series A, Series B, Series C, Series D and Series E, which shall be referred to herein collectively as “Florida Insured AMPS.” As of August 31, 2000, Florida Insured had net assets of $796,210,846.

Florida Insured V..	Florida Insured V was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 10, 1999 and commenced operations on July 23, 1999.

Florida Insured V has outstanding Common Shares and one series of AMPS, designated Series A, which shall be referred to herein as “Florida Insured V AMPS.” As of August 31, 2000, Florida Insured V had net assets of $88,788,482.

Comparison of the Funds..
Investment Objectives and Policies.    Each Fund is a non-diversified, leveraged, closed-end management investment company. The Funds have substantially similar investment objectives and policies. The Funds seek to provide shareholders (including holders of AMPS) with current income exempt from Federal income tax and with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. Each Fund seeks to achieve this objective by investing primarily in a portfolio of long-term investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax (“Florida Municipal Bonds”). Under normal circumstances, at least 80% of each Fund’s total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Each Fund intends to invest primarily in long-term Florida Municipal Bonds and municipal obligations the interest on which is exempt from Federal tax but does not enable shares of that Fund to be exempt from Florida intangible personal property tax (“Municipal Bonds”) with a maturity of more than ten years.

As of August 31, 2000, the weighted average maturity of the portfolios of Florida Insured and Florida Insured V was 24.25 years and 24.20 years, respectively. The average maturity of each Fund’s portfolio securities, and therefore each Fund’s portfolio as a whole, will vary based upon FAM’s assessment of economic and market conditions. See “Comparison of the Funds—Investment Objective and Policies.”

Capital Shares.    As set forth above, each Fund has outstanding both Common Shares and AMPS. The Common Shares of Florida Insured are traded on the NYSE. The Common Shares of Florida Insured V are traded on the AMEX. As of August 31, 2000, (i) the net asset value per share of Florida Insured Common Shares was $13.85 and the market price per share was $11.6875; and (ii) the net asset value per share of Florida Insured V Common Shares was $14.54 and the market price per share was $13.375. The AMPS of each Fund have a liquidation preference of $25,000 per share and are sold principally at auction. See “Comparison of the Funds—Capital Shares.”

Auctions generally have been held and will be held every seven days for each series of AMPS of each Fund unless the applicable Fund elects, subject to certain limitations, to have a special dividend period. In connection with the Reorganization, a holder of Florida Insured V AMPS will receive Florida Insured Series B AMPS with a dividend payment date and an auction date that fall on days of the week that are different from the schedule of the Florida Insured V AMPS. See “Comparison of the Funds—Capital Shares.” The following table provides information about the dividend rates for each series of AMPS of each Fund as of a recent auction.

Auction Date	Fund	Series	Dividend Rate
October 24, 2000	Florida Insured	A	4.13%
October 27, 2000	Florida Insured	B	3.60%
October 30, 2000	Florida Insured	C	4.13%
October 25, 2000	Florida Insured	D	4.13%
October 26, 2000	Florida Insured	E	3.80%
October 24, 2000	Florida Insured V	A	3.90%

Advisory Fees.    FAM is the investment adviser for each Fund. FAM is an affiliate of Merrill Lynch Investment Managers, L.P. (“MLIM”), and both FAM and MLIM are owned and controlled by Merrill Lynch & Co., Inc. (“ML & Co.”). The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates, including MLIM, act as investment adviser for over 100 registered investment companies and also offer portfolio management and portfolio analysis services to individuals and institutional accounts.

FAM is responsible for the management of each Fund’s investment portfolio and for providing administrative services to each Fund. Robert A. DiMella and Robert D. Sneeden serve as the portfolio managers for Florida Insured and will continue to serve as the portfolio managers for the Combined Fund after the Reorganization. Mr. Sneeden serves as the portfolio manager of Florida Insured V.

Pursuant to separate investment advisory agreements between each Fund and FAM, each Fund pays FAM a monthly fee at the annual rate of 0.55% of such Fund’s average weekly net assets, including assets acquired from the sale of AMPS. Since the commencement of operations of Florida Insured V, FAM has waived a portion of its advisory fee and reimbursed certain other expenses with respect to that Fund. After the Reorganization, the Combined Fund would pay FAM a monthly fee at the annual rate of 0.55% of its average weekly net assets, including assets acquired from the sale of AMPS. The above described fee waivers and expense reimbursements with respect to Florida Insured V are voluntary and may be reduced or discontinued by FAM at any time without notice to shareholders. See “Comparison of the Funds—Management of the Funds.”

Other Significant Fees.    The Bank of New York (“BONY”) is the custodian, transfer agent, dividend disbursing agent and registrar for the Common Shares of Florida Insured. State Street Bank and Trust Company (“State Street”) is the custodian, transfer agent, dividend disbursing agent and registrar for the Common Shares of Florida Insured V. BONY is the transfer agent, registrar and auction agent for each Fund’s AMPS (in such capacity, the “Auction Agent”). BONY and State Street each receive fees for providing these services. Their principal business addresses are as follows: The Bank of New York, 90 Washington Street, New York, New York 10286 (for its custodial services) and 101 Barclay Street, New York, New York 10286 (for its transfer agency and auction agency services); and State Street Bank and Trust Company, One Heritage Drive, P2N, North Quincy, Massachusetts 02171 (for its custodial services) and 225 Franklin Street, Boston, Massachusetts 02110 (for its transfer agency services). See “Comparison of the Funds—Management of the Funds.”

Overall Expense Ratio.    As set forth above, in the past, FAM has voluntarily waived a portion of its advisory fee and reimbursed certain other expenses with respect to each Fund. FAM no longer does so with respect to Florida Insured. It is not anticipated that FAM will continue such advisory fee waiver or expense reimbursement with respect to Florida Insured V on an ongoing basis or with respect to the Combined Fund after the Reorganization.

The table below sets forth (i) the total annualized operating expense ratio for Florida Insured and Florida Insured V (excluding the advisory fee waiver and expense reimbursement) based on their respective net assets (excluding assets attributable to AMPS) as of July 31, 2000 and (ii) the total annualized operating expense ratio for the Combined Fund (excluding any advisory fee waiver and expense reimbursement) based on the pro forma net assets of the Combined Fund as of July 31, 2000.

	Net Assets (Excluding Assets Attributable to AMPS) as of July 31, 2000	Total Annualized Operating Expense Ratio
Florida Insured	$458,800,000	1.23%
Florida Insured V	$ 52,900,000	1.49%*
Combined Fund	$511,700,000	1.23%

*	Including such fee waivers and expense reimbursements, the total annualized operating expense ratio for Florida Insured V was 1.14%.

The table below sets forth (i) the total annualized operating expense ratio for Florida Insured and Florida Insured V (excluding the advisory fee waivers and expense reimbursements) based on their respective net assets (including assets attributable to AMPS) as of July 31, 2000, and (ii) the total annualized operating expense ratio for the Combined Fund (excluding any advisory fee waiver and expense reimbursement) based on the pro forma net assets of the Combined Fund (including assets attributable to AMPS) as of July 31, 2000.

	Net Assets (Including Assets Attributable to AMPS) as of July 31, 2000	Total Annualized Operating Expense Ratio
Florida Insured	$787,000,000	0.72%
Florida Insured V	$ 87,900,000	0.89%*
Combined Fund	$874,900,000	0.72%

*	Including such fee waivers and expense reimbursements, the total annualized operating expense ratio for Florida Insured V was 0.69%.

Purchases and Sales of Common Shares and AMPS.    Purchase and sale procedures for the Common Shares of each Fund are substantially similar. Investors typically purchase and sell Common Shares of the Funds through a registered broker-dealer on the NYSE (for Florida Insured) or on the AMEX (for Florida Insured V), thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell Common Shares of the Funds through privately negotiated transactions with existing shareholders.

Purchase and sale procedures for the AMPS of each Fund also are substantially similar. Such AMPS generally are purchased and sold at separate auctions conducted on a regular basis by BONY, as the auction agent for each Fund’s AMPS (the “Auction Agent”). Unless otherwise permitted by the Funds, only existing and potential holders of AMPS may participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of AMPS to the Auction Agent. On or prior to each auction date for the AMPS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold AMPS to its broker-dealer. Outside of these auctions, shares of AMPS may be purchased or sold through broker-dealers for the AMPS in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market will develop or if it does develop, that it will provide holders with a liquid trading market for the AMPS of either Fund.

Ratings of AMPS. The AMPS of each Fund have been assigned a rating of AAA from S&P and “ aaa” from Moody’s. See “Comparison of the Funds—Rating Agency Guidelines.”

Portfolio Insurance.    Each Fund has a similar policy with respect to obtaining insurance for portfolio securities. Under normal circumstances, at least 80% of each Fund’s assets will be invested in municipal obligations either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. See “Comparison of the Funds—Investment Objective and Policies” and “—Portfolio Insurance.”

Ratings of Municipal Obligations.    Each Fund will invest in municipal obligations that are at the time of purchase considered investment grade. See Exhibit IV—“Ratings of Municipal Bonds and Commercial Paper.”

Portfolio Transactions.    The portfolio transactions in which the Funds may engage are substantially similar, as are the procedures for such transactions. See “Comparison of the Funds —Portfolio Transactions.”

Dividends and Distributions.    The methods of dividend payment and distributions are substantially similar for both Funds, both with respect to the Common Shares and the AMPS of each Fund. See “Comparison of the Funds—Dividends and Distributions.”

Net Asset Value.    The net asset value per Common Share of each Fund is determined as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a Common Share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the Fund is divided by the total number of Common Shares of the Fund outstanding at such time. Expenses, including fees payable to FAM, are accrued daily. See “Comparison of the Funds—Net Asset Value.”

Voting Rights.    The corresponding voting rights of the holders of each Fund’s Common Shares are substantially similar. The corresponding voting rights of the holders of each Fund’s AMPS also are substantially similar. See “Comparison of the Funds—Capital Shares.”

Shareholder Services.    An automatic dividend reinvestment plan is available to holders of each Fund’s Common Shares. These plans are similar for both Funds. See “Comparison of the Funds—Automatic Dividend Reinvestment Plan.” Other shareholder services, including the provision of annual and semi-annual reports, are the same for both Funds.

Outstanding Securities of Florida Insured and Florida Insured V
as of August 31, 2000

Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
Florida Insured
Common Shares	Unlimited	-0-	33,780,979
AMPS
Series A	2,095	-0-	2,095
Series B	2,095	-0-	2,095
Series C	3,440	-0-	3,440
Series D	2,160	-0-	2,160
Series E	3,340	-0-	3,340
Florida Insured V
Common Shares	Unlimited	-0-	3,698,102
AMPS
Series A	1,400	-0-	1,400

Tax Considerations..
The Funds have jointly requested a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither Fund will recognize gain or loss on the transaction and the shareholders of Florida Insured V will not recognize gain or loss on the exchange of their shares for Florida Insured Common Shares (except to the extent that a common shareholder in Florida Insured V receives cash representing an interest in fractional shares of Florida Insured Common Shares in the Reorganization) or Florida Insured AMPS. The consummation of the Reorganization is subject to the receipt of such ruling or of an opinion of counsel to the same effect. The Reorganization will not affect the status of Florida Insured as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Florida Insured V will liquidate pursuant to the Reorganization. See “Agreement and Plan of Reorganization—Tax Consequences of the Reorganization.”

RISK FACTORS AND SPECIAL CONSIDERATIONS

        Since each Fund invests primarily in a portfolio of Florida Municipal Bonds, any risks inherent in such investments are equally applicable to each Fund and will similarly affect the combined fund after the Reorganization. It is expected that the Reorganization itself will not adversely affect the rights of holders of Common Shares or of any series of AMPS of either Fund or create additional risks.

Florida Municipal Bonds

        Each Fund ordinarily intends to invest at least 80% of its assets in Florida Municipal Bonds. As a result, each Fund is more exposed to risks affecting issuers of Florida Municipal Bonds than is a municipal bond fund that invests more widely. See “Comparison of the Funds—Special Considerations Relating to Florida Municipal Bonds” and Exhibit III—“ Economic and Other Conditions in Florida.”

Interest Rate and Credit Risk

        Each Fund invests primarily in long term municipal bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. Credit risk is the risk that an issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Trading Discount

        Shares of closed-end funds such as the Funds frequently trade at a market price that is below their net asset value. This is commonly referred to as “trading at a discount.” Shares may also trade at a premium to net asset value. See “Comparison of the Funds—Financial Highlights.”

Non-diversification

        Each Fund is registered as a “non-diversified” investment company. This means that the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since a Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, each Fund must still meet the diversification requirements of applicable Federal income tax law.

Rating Categories

        The Funds intend to invest in municipal bonds that are rated investment grade by S&P, Moody’s or Fitch, Inc. (“ Fitch”) or are considered by FAM to be of comparable quality. Obligations rated in the lowest investment grade category may be considered to have certain speculative characteristics.

Private Activity Bonds

        Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds.” These bonds may subject certain investors in a Fund to a Federal alternative minimum tax.

Taxes

        It is possible that a Fund may not be able to fully dispose of a sufficient portion of its assets subject to Florida intangible personal property tax by the last business day of the calendar year. This could subject shares of a Fund to Florida intangible personal property tax. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Shareholders.”

Portfolio Insurance

        Each Fund is subject to certain investment restrictions imposed by guidelines of the insurance companies that issue portfolio insurance. The Funds do not believe these guidelines prevent FAM from managing the Funds’ portfolios in accordance with the Funds’ investment objective and policies.

Leverage

        Use of leverage, through the issuance of AMPS, involves certain risks to holders of Common Shares of each Fund. For example, each Fund’s issuance of AMPS may result in higher volatility of the net asset value of its Common Shares and potentially more volatility in the market value of its Common Shares. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the AMPS will affect the yield to holders of Common Shares. Under certain circumstances, when a Fund is required to allocate taxable income to holders of AMPS, the Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from the allocation (an “Additional Distribution”). Leverage will allow holders of each Fund’s Common Shares to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Distribution) paid on the AMPS. Similarly, since a pro rata portion of each Fund’s net realized capital gains is generally payable to holders of the Fund’s Common Shares, the use of leverage will increase the amount of such gains distributed to holders of the Fund’s Common Shares. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the AMPS approaches the net return on a Fund’s investment portfolio, the benefit of leverage to holders of Common Shares will be decreased. If the current dividend rate (and any Additional Distribution) on the AMPS were to exceed the net return on a Fund’s portfolio, holders of Common Shares would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing AMPS and any decline in the value of a Fund’s investments (including investments purchased with the proceeds from any AMPS offering) will be borne entirely by holders of the Fund’s Common Shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Shares than if the Fund were not leveraged. If a Fund is liquidated, holders of that Fund’s AMPS will be entitled to receive liquidating distributions before any distribution is made to holders of Common Shares of that Fund.

        In an extreme case, a decline in net asset value could affect each Fund’s ability to pay dividends on its Common Shares. Failure to make such dividend payments could adversely affect the Fund’s qualification as a regulated investment company under the Federal tax laws. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Shareholders.” However, each Fund intends to take all measures necessary to make Common Share dividend payments. If a Fund’s current investment income is ever insufficient to meet dividend payments on either the Common Shares or the AMPS, the Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its AMPS for any reason and may redeem all or part of its AMPS under the following circumstances:

•
if the Fund anticipates that the leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the Common Shares than it can obtain if the Common Shares were not leveraged,

•
if the asset coverage for the AMPS declines below 200%, either as a result of a decline in the value of the Fund’s portfolio investments or as a result of the repurchase of Common Shares in tender offers or otherwise, or

•	in order to maintain the asset coverage guidelines established by Moody’s and S&P in rating the AMPS.

Redemption of the AMPS or insufficient investment income to make dividend payments, may reduce the net asset value of the Common Shares and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

Portfolio Management

        The portfolio management strategies of the Funds are the same. In the event of an increase in short-term or medium-term rates or other change in market conditions to the point where a Fund’s leverage could adversely affect holders of Common Shares as noted above, or in anticipation of such changes, each Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of its Common Shares. Each Fund also may attempt to reduce the degree to which it is leveraged by redeeming AMPS pursuant to the provisions of the Fund’s Certificate of Designation establishing the rights and preferences of the AMPS or otherwise purchasing shares of AMPS. Purchases and sales or redemptions of AMPS, whether on the open market or in negotiated transactions, are subject to limitations under the Investment Company Act. If market conditions subsequently change, each Fund may sell previously unissued shares of AMPS or shares of AMPS that the Fund previously issued but later repurchased or redeemed.

Inverse Floating Obligations

        A Fund’s investments in “inverse floating obligations” or “residual interest bonds” provide investment leverage because their market value increases or decreases in response to market changes at a greater rate than fixed rate, long term tax exempt securities. The market values of such securities are more volatile than the market values of fixed rate, tax exempt securities.

Options and Futures Transactions

        Each Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund’s performance could suffer. Each Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Funds are not required to use hedging and may choose not to do so.

Antitakeover Provisions

        The Declaration of Trust each Fund (in each case the “Charter”) includes provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Ratings Considerations

        The Funds have received ratings on their AMPS of AAA from S&P and “aaa” from Moody’s. In order to maintain these ratings, the Funds are required to maintain portfolio holdings meeting specified guidelines of such rating agencies. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the Investment Company Act.

        As described by Moody’s and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings of the AMPS are not recommendations to purchase, hold or sell AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of AMPS will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody’s and S&P by the Funds and FAM and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares of the Funds have not been rated by a nationally recognized statistical rating organization (“NRSRO”).

        The Board of Trustees of each Fund, without shareholder approval, may amend, alter or repeal certain definitions or restrictions which have been adopted by the Fund pursuant to the rating agency guidelines, in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to AMPS.

COMPARISON OF THE FUNDS

Financial Highlights

     Florida Insured

        The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP , independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of the Fund.

	For the Year Ended August 31,		For the Period September 26, 1997+ to August 31, 1998
	2000	1999
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 13.84	$ 16.03	$ 15.00

Investment income—net	.93	1.14	1.08
Realized and unrealized gain (loss) on investments—net	.08	(1.77)	1.08

Total from investment operations	1.01	(.63)	2.16

Less dividends and distributions to Common Shareholders:
Investment income—net	(.79)	(.86)	(.71)
Realized gain on investments—net	—	(.07)	—
In excess of realized gain on investments—net	—	(.27)	—

Total dividends and distributions to Common Shareholders	(.79)	(1.20)	(.71)
Capital charge resulting from issuance of Common Shares	—	—	(.03)

Effect of Preferred Share activity: ++
Dividends and distributions to Preferred Shareholders:
Investment income—net	(.21)	(.23)	(.30)
Realized gain on investments—net	—	(.03)	—
In excess of realized gain on investments—net	—	(.10)	—
Capital charge resulting from issuance of Preferred Shares	—	—	(.09)

Total effect of Preferred Share activity	(.21)	(.36)	(.39)

Net asset value, end of period	$ 13.85	$ 13.84	$ 16.03

Market price per share, end of period	$11.6875	$ 12.75	$14.8125

Total investment return:**
Based on market price per share	(1.96%)	(6.80%)	3.47	%#

Based on net asset value per share	7.03%	(6.51%)	11.97	%#

Ratios Based on Average Net Assets of Common Shares:
Expenses, net of reimbursement and excluding Reorganization expenses***	1.18%	1.18%	.87	%*

Total expenses, excluding Reorganization expenses***	1.30%	1.26%	1.20%

Total expenses***	1.45%	1.26%	1.20	%*

Total investment income—net***	8.65%	7.34%	7.51	%*

Amount of dividends to Preferred Shareholders	3.05%	1.50%	2.07	%*

Investment income—net, to Common Shareholders	5.60%	5.84%	5.44	%*

Ratios Based on Average Net Assets:+++***
Total expenses, net of reimbursement and excluding Reorganization expenses	.67%	.73%	.54	%*

Total expenses, excluding Reorganization expenses	.74%	.77%	.75%

Total expenses	.83%	.77%	.75	%*

Total investment income—net	4.95%	4.51%	4.70	%*

Ratios Based on Average Net Assets of Preferred Shares:
Dividends to Preferred Shareholders	4.08%	2.39%	3.47	%*

Supplemental Data:
Net assets, net of Preferred Shares, end of period (in thousands)	$467,961	$149,395	$172,516

Preferred Shares outstanding, end of period (in thousands)	$328,250	$104,750	$104,750

Portfolio turnover	105.22%	120.70%	101.89%

Leverage:
Asset coverage per $1,000	$ 2,426	$ 2,426	$ 2,647

Dividends Per Share on Preferred Shares Outstanding:
Series A—Investment income—net	$ 985	$ 606	$ 753

Series B—Investment income—net	$ 984	$ 598	$ 764

Series C—Investment income—net	$ 610	—	—

Series D—Investment income—net	$ 595	—	—

Series E—Investment income—net	$ 585	—	—

(footnotes on following page)

*	Annualized.
**
Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund’s Investment Adviser voluntarily waived a portion of its investment advisory fee. Without such waiver, the Fund’s performance would have been lower.

***	Do not reflect the effect of dividends to Preferred Shareholders.
+	Commencement of operations.
++	The Fund’s Preferred Shares, Series A and Series B, were issued on October 16, 1997 and Series C, Series D and Series E were issued on February 7, 2000.
+++	Includes Common and Preferred Shares average net assets.
#	Aggregate total investment return.

     Florida Insured V

        The financial information in the table below has been audited in conjunction with the annual audit of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of the Fund.

	For the Period July 23, 1999+ to May 31, 2000
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 15.00

Investment income—net	1.01
Realized and unrealized loss on investments—net	(1.63)

Total from investment operations	(.62)

Less dividends to Common Shareholders from investment income—net	(.64)

Capital charge resulting from issuance of Common Shares	(.04)

Effect of Preferred Share activity: ++
Dividends to Preferred Shareholders:
Investment income—net	(.29)
Capital charge resulting from issuance of Preferred Shares	(.12)

Total effect of Preferred Share activity	(.41)

Net asset value, end of period	$ 13.29

Market price per share, end of period	$11.8125

Total Investment Return:**
Based on market price per share	(17.14	%)#

Based on net asset value per share	(6.77	%)#

Ratios Based on Average Net Assets of Common Shares:
Expenses, net of reimbursement***	.75	%*

Total expenses***	1.42	%*

Total investment income—net***	8.70	%*

Amount of dividends to Preferred Shareholders	2.45	%*

Investment income—net, to Common Shareholders	6.25	%*

Ratios Based on Total Average Net Assets:+++***
Expenses, net of reimbursement	.46	%*

Total Expenses	.86	%*

Total Investment income—net	5.29	%*

Ratios Based on Average Net Assets of Preferred Shares:
Dividends to Preferred Shareholders	3.80	%*

Supplemental Data:
Net assets, net of Preferred Shares, end of period (in thousands)	$ 49,152

Preferred Shares outstanding, end of period (in thousands)	$ 35,000

Portfolio turnover	107.02%

Leverage:
Asset coverage per $1,000	$ 2,404

Dividends Per Share on Preferred Shares Outstanding:
Investment income—net	$ 755

*	Annualized.
**
Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund’s Investment Adviser voluntarily waived a portion of its management fees. Without such waiver, the Fund’s performance would have been lower .

***	Do not reflect the effect of dividends to Preferred Shareholders.
+	Commencement of operations.
++	Florida Insured V’s Preferred Shares were issued on August 16, 1999.
+++	Includes Common and Preferred Shares average net assets.
#	Aggregate total investment return.

Per Share Data for Common Shares*
(unaudited)

Florida Insured
(Traded on the New York Stock Exchange)

Quarter Ended	Market Price**		Net Asset Value		Premium (Discount) To Net Asset Value
	High	Low	High	Low	High	Low
November 30, 1998	$ 16.25	$14.8125	$16.50	$15.83	1.12%	(8.21)%
February 28, 1999	$ 16.68	$ 15.438	$15.72	$15.52	5.71%	(0.40)%
May 31, 1999	$ 15.688	$ 14.125	$15.54	$15.40	1.21%	(8.35)%
August 31, 1999	$ 14.00	$ 12.50	$15.00	$13.61	(6.67)%	(10.28)%
November 30, 1999	$ 12.875	$ 11.813	$13.80	$12.64	(3.77)%	(10.58)%
February 29, 2000	$12.4375	$ 11.50	$13.08	$12.20	0.59232%	(10.85123)%
May 31, 2000	$11.6875	$ 10.25	$13.38	$12.25	(5.67911)%	(18.68381)%
August 31, 2000	$ 11.75	$10.6875	$13.85	$12.65	(13.51)%	(17.58)%
Through October 31, 2000	$ 11.875	$ 11.125	$13.91	$13.48	14.2517)%	(18.7956)%

Florida Insured V
(Traded on the American Stock Exchange)
Quarter Ended	Market Price**		Net Asset Value		Premium (Discount) To Net Asset Value
	High	Low	High	Low	High	Low
August 31, 1999+	$ 15.25	$ 15.00	$14.96	$14.24	5.75589%	1.14633%
November 30, 1999	$ 15.25	$ 11.25	$14.56	$13.32	4.811%	(15.37377)%
February 29, 2000	$12.4375	$ 11.50	$13.86	$12.88	(3.92006)%	(16.8474)%
May 31, 2000	$12.4375	$11.1875	$14.09	$13.01	(7.77154)%	(16.93606)%
August 31, 2000	$ 13.625	$11.8125	$14.54	$13.40	(3.57)%	(12.78)%
Through October 31, 2000	$ 13.875	$12.5625	$14.60	$14.20	(2.9041)%	(11.7182)%

*	Calculations are based upon Common Shares outstanding at the end of each quarter.
**	As reported in the consolidated transaction operating system.
+	For the period July 23, 1999 to August 31, 1999.

        Since September 1, 1998, Florida Insured’s share prices for its Common Shares have fluctuated between a maximum premium of approximately 5.71% and a maximum discount of approximately (18.80)%. Since Florida Insured V’s commencement of operations on July 23, 1999, share prices for its Common Shares have fluctuated between a maximum premium of approximately 5.76% and a maximum discount of approximately (16.94)%. Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to predict whether shares of the surviving fund will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

Investment Objective and Policies

        The structure, organization and investment policies of the Funds are substantially similar. Each Fund seeks as a fundamental investment objective to provide shareholders with current income exempt from Federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund’s outstanding voting securities.

        Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of Florida Municipal Bonds. Each Fund intends to invest substantially all (at least 80%) of its assets in Florida Municipal Bonds, except at times when FAM considers that Florida Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. At such times, each Fund may invest a greater percentage of its assets in Municipal Bonds. At all times, at least 65% of each Fund’s total assets will be invested in Florida Municipal Bonds and at least 80% of each Fund’s total assets will be invested in Florida Municipal Bonds and Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. At times, each Fund may seek to hedge its portfolio through the use of futures and options transactions to reduce volatility in the net asset value of its Common Shares. Under normal circumstances, at least 80% of each Fund’s total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due.

        Ordinarily, neither Fund intends to realize significant investment income subject to Federal income tax or to have significant assets subject to Florida intangible personal property tax. Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

        Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in Florida Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term Florida Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of a Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income tax and whose value is not subject to Florida intangible personal property tax will be considered “Florida Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income taxes will be considered “Municipal Bonds.”

        The investment grade Florida Municipal Bonds and Municipal Bonds in which each Fund primarily invests are those Florida Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P, Moody’s or Fitch or, if unrated, are considered to be of comparable quality by FAM. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1 through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. In assessing the quality of Florida Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, FAM takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular Florida Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Consequently, if Florida Municipal Bonds or Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody’s, FAM may consider such municipal obligations to be equivalent to AAA- or Aaa- rated securities, as the case may be, even though such Florida Municipal Bonds or Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured Florida Municipal Bonds and Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance. See Exhibit IV—“Ratings of Municipal Bonds and Commercial Paper” and Exhibit V—“Portfolio Insurance.”

        Each Fund may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which each Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide each Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days’ notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. Each Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations for Federal income tax purposes.

        The average maturity of each Fund’s portfolio securities varies based upon FAM’s assessment of economic and market conditions. The net asset value of common stock of a closed-end investment company, such as each Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Funds. See “Risk Factors and Special Considerations— Leverage.”

        Each Fund intends to invest primarily in long-term Florida Municipal Bonds and Municipal Bonds with a maturity of more than ten years. However, each Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of each Fund’s total assets except during interim periods pending investment of the net proceeds from public offerings of the Fund’s securities or in anticipation of the repurchase or redemption of the Fund’s securities and temporary periods when, in the opinion of FAM, prevailing market or economic conditions warrant.

        Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its total assets that it may invest in securities of a single issuer. However, each Fund’s investments are limited so as to qualify the Fund for the special tax treatment afforded RICs under the Federal tax laws. To qualify, among other requirements, each Fund limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as “diversified” under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that either Fund assumes large positions in the securities of a small number of issuers, the Fund’s yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Portfolio Insurance

        Under normal circumstances, at least 80% of the assets of each Fund will be invested in Florida Municipal Bonds and Municipal Bonds either (i) insured under an insurance policy purchased by the Fund, or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. The Funds will seek to limit their investments to municipal obligations insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch, or Aaa from Moody’s. There can be no assurance that insurance from insurance carriers meeting these criteria will be available. See Exhibit V to this Proxy Statement and Prospectus for a brief description of insurance claims-paying ability ratings of S&P, Moody’s and Fitch. Currently, it is anticipated that a majority of the insured Florida Municipal Bonds and Municipal Bonds in each Fund’s portfolio will be insured by the following insurance companies which satisfy the foregoing criteria: AMBAC Indemnity Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and Municipal Bond Investors Assurance Corporation. Each Fund also may purchase Florida Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. A majority of insured Florida Municipal Bonds and Municipal Bonds held by each Fund will be insured under policies obtained by parties other than the Fund.

        Each Fund may purchase, but has no obligation to purchase, separate insurance policies (the “Policies”) from insurance companies meeting the criteria set forth above that guarantee payment of principal and interest on specified eligible Florida Municipal Bonds and Municipal Bonds purchased by the Funds. A Florida Municipal Bond or Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal of an insured Florida Municipal Bond or Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

        The Policies will be effective only as to insured Florida Municipal Bonds and Municipal Bonds beneficially owned by a Fund. In the event of a sale of any Florida Municipal Bonds and Municipal Bonds held by a Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of an insured Florida Municipal Bond or Municipal Bond or the value of the shares of a Fund.

        The insurer will not have the right to withdraw coverage on securities insured by its Policies and held by a Fund so long as such securities remain in the Fund’s portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Trustees of each Fund reserves the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

        The premiums for the Policies are paid by the Fund and the yield on its portfolio is reduced thereby. FAM estimates that the cost of the annual premiums for the Policies of each Fund currently range from approximately .02 of 1% to .23 of 1% of the principal amount of the Florida Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of each Fund’s portfolio of Florida Municipal Bonds and Municipal Bonds. Additional information regarding the Policies is set forth in Exhibit V to this Proxy Statement and Prospectus. In instances in which a Fund purchases Florida Municipal Bonds and Municipal Bonds insured under policies obtained by parties other than the Fund, the Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the Florida Municipal Bonds and Municipal Bonds. Additional information regarding the Policies is set forth in Exhibit V.

        It is the intention of FAM to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities which are not in default. In certain circumstances, however, FAM may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. FAM’s ability to manage the portfolio of a Fund may be limited to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other Florida Municipal Bonds and Municipal Bonds. See “Net Asset Value” below for a more complete description of each Fund’s method of valuing defaulted securities and securities that have a significant risk of default.

        There can be no assurance that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to each Fund. In the event the Board of Trustees of a Fund determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or may discontinue its policy of maintaining insurance for all or any of the Florida Municipal Bonds and Municipal Bonds held in the Fund’s portfolio. Although FAM periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

        The portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured Florida Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured Florida Municipal Bonds or Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates).

Description of Florida Municipal Bonds and Municipal Bonds

        Florida Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds (“ PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including, among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Proxy Statement and Prospectus, such obligations are considered Municipal Bonds if the interest paid thereon is exempt from Federal income tax and as Florida Municipal Bonds if the interest thereon is exempt from Federal income tax and the obligation is exempt from Florida intangible personal property tax, even though such bonds may be PABs as discussed below. Also, for purposes of this Proxy Statement and Prospectus, Non-Municipal Tax-Exempt Securities as discussed above will be considered Florida Municipal Bonds or Municipal Bonds.

        The two principal classifications of Florida Municipal Bonds and Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or IDBs. General obligation bonds are secured by the issuer’s pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Florida Municipal Bonds and Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

        Each Fund may purchase Florida Municipal Bonds and Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax and may impact the overall tax liability of investors in the Fund. There is no limitation on the percentage of each Fund’s assets that may be invested in Florida Municipal Bonds and Municipal Bonds the interest on which is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax. See “Tax Rules Applicable to the Funds and Their Shareholders.”

        Also included within the general category of Florida Municipal Bonds and Municipal Bonds are certificates of participation (“COPs”) executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-a ppropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult.

        Federal tax legislation has limited and may continue to limit the types and volume of bonds the interest on which is excludable from income for Federal income tax purposes. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Florida Municipal Bonds and Municipal Bonds for investment by the Funds.

Special Considerations Relating to Florida Municipal Bonds

        Each Fund ordinarily will invest at least 80% of its total assets in Florida Municipal Bonds and, therefore, is more susceptible to factors adversely affecting issuers of Florida Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of Florida Municipal Bonds to this degree. Many different social, environmental and economic factors may affect the financial condition of Florida and its political subdivisions. From time to time Florida and its political subdivisions have encountered financial difficulties. Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The structure of personal income in Florida is also different from the rest of the nation in that the State has a proportionally greater retirement age population that is dependent upon transfer payments (social security, pension benefits, etc.). Such transfer payments can be affected by Federal legislation. Florida’s economic growth is also highly dependent upon other factors such as changes in population growth, tourism, interest rates and hurricane activity. The Florida Constitution may limit the State’s ability to raise revenues and may have an adverse effect on the finances of Florida and its political subdivisions. FAM does not believe that the current economic conditions in Florida will have a significant adverse effect on each Fund’s ability to invest in investment grade Florida Municipal Bonds. As of August 31, 2000, the State had a high bond rating from Moody’s (Aa2), S&P (AA++) and Fitch IBCA, Inc. on all of its general obligation bonds. For a discussion of economic and other conditions in the State of Florida, see Exhibit II —“Economic and Other Conditions in Florida.”

Other Investment Policies

        The Funds have adopted certain other policies as set forth below:

        Borrowings.    Each Fund is authorized to borrow amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that each Fund is authorized to borrow moneys in amounts of up to 33% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares or for temporary, extraordinary or emergency purposes. Borrowings by each Fund (commonly known, as with the issuance of preferred shares, as “leveraging”) create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

        When-Issued Securities and Delayed Delivery Transactions.    Each Fund may purchase or sell Florida Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date that the Fund enters into the commitment, and the value of the obligation thereafter will be reflected in the calculation of the Fund’s net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

        Indexed and Inverse Floating Obligations.    Each Fund may invest in Florida Municipal Bonds and Municipal Bonds yielding a return based on a particular index of value or interest rates. For example, each Fund may invest in Florida Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Florida Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent a Fund invests in these types of Municipal Bonds, the Fund’s return on such Florida Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, a Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). Each Fund may purchase synthetically-created inverse floating obligations evidenced by custodial or trust receipts. Generally, income on inverse floating obligations will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations with shorter-term maturities or limitations on the extent to which the interest rate may vary. FAM believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Funds that allows FAM to vary the degree of investment leverage relatively efficiently under different market conditions.

        Call Rights.    Each Fund may purchase a Florida Municipal Bond or Municipal Bond issuer’s rights to call all or a portion of such Florida Municipal Bond or Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Florida Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Florida Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Florida Municipal Bond or Municipal Bond is identical to holding a Florida Municipal Bond or Municipal Bond as a non-callable security.

        Repurchase Agreements.    The Funds may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Funds may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. In the event of default by the seller under a repurchase agreement, the Funds may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

        In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

Information Regarding Options and Futures Transactions

        Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While each Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of the common shares, the net asset value of the common shares will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. In addition, because of the leveraged nature of the Common Shares, hedging transactions will result in a larger impact on the net asset value of the Common Shares than would be the case if the Common Shares were not leveraged. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. Neither Fund has an obligation to enter into hedging transactions and each may choose not to do so.

        Certain Federal income tax requirements may limit a Fund’s ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Shareholders—Tax Treatment of Options and Futures Transactions.” In addition, in order to obtain ratings of the AMPS from one or more NRSROs, a Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such rating organizations. See “Rating Agency Guidelines” below.

        The following is a description of the options and futures transactions in which each Fund may engage, limitations on the Fund’s use of such transactions and risks associated with these transactions. The investment policies with respect to the hedging transactions of a Fund are not fundamental policies and may be modified by the Board of Trustees of the Fund without the approval of the Fund’s shareholders.

        Writing Covered Call Options.    Each Fund is authorized to write (i.e., sell) covered call options with respect to Florida Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. Each Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

        Each Fund receives a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written .

        Purchase of Options.    Each Fund may purchase put options in connection with its hedging activities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities which it intends to purchase. A Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund’s total assets.

        Financial Futures Contracts and Options.    Each Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purposes of hedging its investments in Florida Municipal Bonds and Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts or options. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

        The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

        Each Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging Florida Municipal Bonds and Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Ginnie Mae Certificates and three-month U.S. Treasury bills.

        Subject to policies adopted by its Board of Trustees, each Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if FAM should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the Florida Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

        Over-The-Counter Options.    Each Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with price and terms negotiated by the buyer and seller.

        Restrictions on OTC Options.    Each Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Funds are considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that otherwise might be realized.

        Risk Factors in Financial Futures Contracts and Options Thereon.    Use of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics different from those of the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Florida Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

        Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in a Fund being deemed a “commodity pool,” as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund’s assets committed to margin and option premiums, and (ii) for non-hedging purposes, if, immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

        When a Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund’s custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

        Although certain risks are involved in options and futures transactions, FAM believes that, because each Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject the Fund to the risks associated with speculation in options and futures transactions.

        The volume of trading in the exchange markets with respect to Florida Municipal Bond or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

        Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an option or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

        The liquidity of a secondary market in a financial futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

        If it is not possible to close a financial futures position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

        The successful use of these transactions also depends on the ability of FAM to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by a Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

Investment Restrictions

        The Funds have identical investment restrictions. The following are fundamental investment restrictions of each Fund and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and the outstanding AMPS and any other preferred shares, voting together as a single class, and a majority of the outstanding AMPS and any other preferred shares, voting separately as a class. For this purpose and under the Investment Company Act, for the Common Shares and AMPS voting together as a single class, “majority” means for each such class the lesser of (i) 67% of the shares of each class of capital shares represented at a meeting at which more than 50% of the outstanding shares of each class of capital shares are represented or (ii) more than 50% of the outstanding shares of each class of capital shares, but for the AMPS voting separately as a single class, “majority” means more than 50% of the outstanding AMPS. Neither Fund may:

1. Make investments for the purpose of exercising control or management.

2. Purchase or sell real estate, commodities or commodity contracts; provided, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

3. Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act.

4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

5. Make loans to other persons, except that the Fund may purchase Florida Municipal Bonds, Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided, that for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

        For purposes of restriction (6), the exception for states, municipalities and the political subdivisions applies only to tax-exempt securities issued by such entities.

        Additional investment restrictions adopted by each Fund, which may be changed by the Board of Trustees without shareholder approval, provide that neither Fund may:

        a.    Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits a Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund’s total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund’s total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

        b.    Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

        c.    Purchase any securities on margin, except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

        d.    Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Florida Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related Florida Municipal Bonds and Municipal Bonds.

        If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

        For so long as its AMPS are rated by Moody’s, neither Fund will change these additional investment restrictions unless it receives written confirmation from Moody’s that any such change would not impair the rating then assigned to the AMPS by Moody’s.

        FAM and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) are owned and controlled by ML & Co. Because of the affiliation of Merrill Lynch with FAM, each Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Funds to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Funds may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but there can be no assurance that such application will be made and, if made, that such order would be granted.

Rating Agency Guidelines

        Each Fund intends that, so long as its AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody’s and S&P in connection with the Fund’s receipt of a rating for such shares on or prior to their date of original issue of at least “aaa” from Moody’s and AAA from S&P. Moody’s and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating AMPS have been developed by Moody’s and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for Moody’s and S&P to issue the above-described ratings for AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.

        Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody’s or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the AMPS, at any time, may change or withdraw any such rating. As set forth in the Certificate of Designation of each Fund, the Board of Trustees, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from Moody’s and S&P that any such change would not impair the ratings then assigned by Moody’s and S&P to the AMPS. See “The Reorganization— Risk Factors and Special Considerations—Ratings Considerations.”

        For so long as any shares of a Fund’s AMPS are rated by Moody’s or S&P, as the case may be, a Fund’s use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

Portfolio Composition

        There are small differences in concentration among the categories of issuers of the Florida Municipal Bonds and Municipal Bonds held in the portfolios of the Funds. For Florida Insured, as of July 31, 2000, the highest concentration of Florida Municipal Bonds and Municipal Bonds was in Water and Sewer Utilities, Transportation, and General Obligation, accounting for 16.59%, 15.19% and 10.46% of the Fund’s portfolio, respectively; for Florida Insured V, the highest concentration was in Transportation, Education and Housing, accounting for 21.86%, 17.33% and 15.94% of the Fund’s portfolio, respectively.

        Although the investment portfolios of both Funds must satisfy the same standards of credit quality, the actual securities owned by each Fund are different. As a result, there are certain differences in the composition of the two investment portfolios. The tables below set forth the percentages of the Florida Municipal Bonds and Municipal Bonds held by each Fund, as of a certain date.

    Florida Insured

        As of July 31, 2000, approximately 97.14% of the market value of Florida Insured’s portfolio was invested in long-term municipal obligations and approximately 2.86% of the market value of Florida Insured’s portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of Florida Insured’s long-term municipal obligation investment portfolio as of July 31, 2000.

S&P*	Moody’s*	Number of Issues	Value (in thousands)	Percent
AAA	Aaa	94	$747,728	96.0%
AA	Aa	3	11,576	1.5%
A	A	3	14,907	1.9%
NR	NR	1	4,775	0.6%

	Total:	101	$778,986	100.0%

*
Ratings: Using the higher of S&P’s or Moody’s rating on the Fund’s municipal obligations, S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aaa, Aa, A and Baa ratings. See Exhibit IV —“Ratings of Municipal Bonds.”

    Florida Insured V

        As of July 31, 2000, approximately 93.39% of the market value of Florida Insured V’s portfolio was invested in long-term municipal obligations and approximately 6.61% of the market value of Florida Insured V’s portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of Florida Insured V’s long-term municipal obligation investment portfolio as of July 31, 2000.

S&P*	Moody’s*	Number of Issues	Value (in thousands)	Percent
AAA	Aaa	31	$80,729	95.2%
A	Aa	2	4,047	4.8%

	Total:	33	$84,776	100.0%

*
Ratings: Using the higher of S&P’s or Moody’s rating on the Fund’s municipal obligations, S&P’s rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV—“Ratings of Municipal Bonds.”

Portfolio Transactions

        The procedures for engaging in portfolio transactions are the same for each Fund. Subject to policies established by the Board of Trustees of each Fund, FAM is primarily responsible for the execution of each Fund’s portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

        Neither Fund has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM, including Merrill Lynch, may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

        The securities in which each Fund primarily invests are traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities. Since transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, the Funds do not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except that, pursuant to an exemptive order obtained by FAM, a Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

        The Funds also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Funds may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

        The Board of Trustees of each Fund has considered the possibility of recapturing for the benefit of the Funds brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fees paid by the Fund to FAM. After considering all factors deemed relevant, the Trustees of each Fund made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

        Periodic auctions are conducted for the AMPS of each Fund by the Auction Agent for the Funds. The auctions require the participation of one or more broker-dealers, each of whom enters into an agreement with the Auction Agent. After each auction, the Auction Agent pays a service charge, from funds provided by the issuing Fund, to each broker-dealer at the annual rate of .25%, calculated on the basis of the purchase price of shares of the relevant AMPS placed by such broker-dealer at such auction.

Portfolio Turnover

        Generally, neither Fund purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for shareholders. The portfolio turnover rate for each Fund for the fiscal periods indicated is set forth below:

Florida Insured	Year Ended August 31, 1999	Year Ended August 31, 2000
	120.70%	105.22%

Florida Insured V	Period July 23, 1999+ to May 31, 2000
	107.02%

+ Commencement of operations

Net Asset Value

        The net asset value per Common Share of each Fund is determined as of the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a Common Share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding AMPS is divided by the total number of Common Shares outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily .

        The Florida Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, each Fund uses the valuations of portfolio securities furnished by a pricing service approved by its Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Florida Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of each Fund under the general supervision of the Board of Trustees of the Fund. The Board of Trustees of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees of each Fund.

        Each Fund determines and makes available for publication the net asset value of its Common Shares weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

Capital Shares

        Each Fund has outstanding both Common Shares and AMPS. The Common Shares of Florida Insured and Florida Insured V are traded on the NYSE and AMEX, respectively. The Florida Insured Common Shares commenced trading on the NYSE on September 26, 1997. As of August 31, 2000, the net asset value per Florida Insured Common Share was $13.85 and the market price per share was $11.6875. The Florida Insured V Common Shares commenced trading on the AMEX on July 23, 1999. As of August 31, 2000, the net asset value per Florida Insured V Common Share was $14.54 and the market price per share was $13.375.

        Each Fund is authorized to issue an unlimited number of shares of beneficial interest, all of which initially were classified as Common Shares. The Board of Trustees of each Fund may authorize separate classes of shares together with such designation or preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Trustees. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of Common Shares together with 1,000,000 preferred shares of beneficial interest. In connection with each Fund’s offering of AMPS, Florida Insured designated 13,130 preferred shares of beneficial interest as AMPS and Florida Insured V designated 1,400 preferred shares of beneficial interest as AMPS.

        Each Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expense out of the Funds’ property for any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the nature of the Funds’ assets and operations, the possibility of a Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to the Funds’ shareholders is remote.

        The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to any shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    Common Shares

        Holders of each Fund’s Common Shares are entitled to share equally in dividends declared by the Fund’s Board of Trustees payable to holders of the Common Shares and in the net assets of the Fund available for distribution to holders of the Common Shares after payment of the preferential amounts payable to holders of any outstanding preferred shares. See “ Voting Rights” and “Liquidation Rights of Holders of AMPS” below. Holders of a Fund’s Common Shares do not have preemptive or conversion rights and a Fund’s Common Shares are not redeemable. The outstanding Common Shares of each Fund are fully paid and nonassessable.

        So long as any AMPS of a Fund or any other preferred shares are outstanding, holders of the Fund’s Common Shares will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on the Fund’s outstanding AMPS and any other preferred shares have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to such AMPS and any other preferred shares would be at least 200% after giving effect to such distributions.

    Preferred Shares

        The AMPS of each Fund have a similar structure. The AMPS of each Fund are preferred shares of the Fund that entitle their holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. The AMPS of both Funds have liquidation preferences of $25,000 per share; neither Fund’s AMPS are traded on any stock exchange or over-the-counter. Each Fund’s AMPS can be purchased at an auction or through broker-dealers who maintain a secondary market in the AMPS.

        Auctions generally have been held and will be held every seven days for the AMPS of each Fund, unless the applicable Fund elects, subject to certain limitations, to declare a special dividend period. The following table provides information about the dividend rates for each series of AMPS of each Fund as of a recent auction.

Auction Date	Fund		Series	Dividend Rate
October 24, 2000	Florida Insured		A	4.13%
October 27, 2000	Florida Insured		B	3.60%
October 30, 2000	Florida Insured		C	4.13%
October 25, 2000	Florida Insured		D	4.13%
October 26, 2000	Florida Insured		E	3.80%
October 24, 2000	Florida Insured	V	A	3.90%

        Under the Investment Company Act, each Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of a Fund’s preferred shares do not have preemptive rights to purchase any shares of AMPS or any other preferred shares that might be issued. The net asset value per share of a Fund’s AMPS equals its liquidation preference plus accumulated dividends per share.

        The redemption provisions pertaining to the AMPS of each Fund are substantially similar. It is anticipated that shares of AMPS of each Fund will generally be redeemable at the option of the Fund at a price equal to their liquidation preference of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, under certain circumstances, a redemption premium. Shares of AMPS will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the AMPS specified by Moody’s and S&P in connection with their issuance of ratings on the AMPS.

Certain Provisions of the Charter

        Each Fund’s Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving holders of Common Shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Trustee may be removed from office with or without cause but only by vote of the holders of at least 66 2 /3% of the votes entitled to be voted on the matter. A Trustee elected by all of the holders of capital shares may be removed only by action of such holders, and a Trustee elected by the holders of AMPS and any other preferred shares may be removed only by action of the holders of AMPS and any other preferred shares.

        In addition, the Charter of each Fund requires the favorable vote of the holders of at least 66 2 /3% of all of the Fund’s capital shares, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

•	merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

•	sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), or

•	liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Trustees fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by shareholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing also would require the favorable vote of at least a majority of the Fund’s preferred shares then entitled to be voted thereon, including the AMPS, voting as a separate class.

        In addition, conversion of a Fund to an open-end investment company would require an amendment to the Fund’s Charter. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the affirmative vote of the holders of at least 66 2 /3% of the Fund’s outstanding capital shares (including the AMPS and any other preferred shares) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of the Trustees fixed in accordance with the by-laws), and the affirmative vote of at least a majority of outstanding preferred shares of a Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the Common Shares no longer would be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding preferred shares (including the AMPS) and would require changes in certain of the Fund’s investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

        The Board of Trustees of each Fund has determined that the 66 2 /3% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the Investment Company Act, are in the best interests of shareholders generally. Reference should be made to the Charter of each Fund on file with the SEC for the full text of these provisions.

Management of the Funds

        Trustees and Officers.    The Boards of Trustees of Florida Insured and Florida Insured V currently consist of the same nine persons, seven of whom are not “interested persons,” as defined in the Investment Company Act, of either Fund. The Trustees of each Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the Trustees of investment companies by the Investment Company Act and under applicable Massachusetts law. The Funds have substantially the same slate of officers. For further information regarding the Trustees and officers of each Fund, see “Item 2. Election of Trustees” and Exhibit I— “Information Pertaining to Each Fund.”

        Robert A. DiMella and Robert D. Sneeden serve as the portfolio managers for Florida Insured, and will continue to serve as the portfolio managers of the combined fund after the Reorganization. Mr. Sneeden serves as the portfolio manager for Florida Insured V. The portfolio managers are primarily responsible for the management of the applicable Fund’s portfolio. Biographical information about Messrs. DiMella and Sneeden is contained in Exhibit I — “Information Pertaining to Each Fund.”

        Management and Advisory Arrangements.    FAM, which is owned and controlled by ML & Co., serves as the investment adviser for each Fund pursuant to separate investment advisory agreements that, except for their termination dates, are identical. FAM provides each Fund with the same investment advisory and management services. FAM and its affiliate, MLIM, act as the investment adviser to more than 100 other registered investment companies and offer services to individuals and institutional accounts. As of September 2000, FAM and MLIM had a total of approximately $571 billion in investment company and other portfolio assets under management (approximately $38.5 billion of which were invested in municipal securities). This amount includes assets managed for certain affiliates of FAM. FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        Each Fund’s investment advisory agreement with FAM provides that, subject to the supervision of the Board of Trustees of the Fund, FAM is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Trustees of the Fund.

        FAM provides the portfolio management for each Fund. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.

        For the services provided by FAM under each Fund’s investment advisory agreement, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund’s average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including assets acquired from the sale of AMPS, minus the sum of accrued liabilities of the Fund and accumulated dividends on its AMPS). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

        Each Fund’s investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Trustees of the Fund who are affiliated persons of FAM or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, share certificates and shareholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, fees and expenses with respect to the issuance of AMPS, SEC fees, fees and expenses of unaffiliated Trustees, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. FAM provides accounting services to each Fund, and each Fund reimburses FAM for its respective costs in connection with such services.

        Unless earlier terminated as described below, the investment advisory agreement between each Fund and FAM will continue from year to year if approved annually (a) by the Board of Trustees of the Fund or by a majority of the Fund’s outstanding Common Shares and AMPS, voting together as a single class, and (b) by a majority of the Trustees of the Fund who are not parties to such contract or “interested persons,” as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

        Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by FAM for a Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by FAM (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Code of Ethics

        The Board of Trustees of each Fund has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Funds and FAM. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

Voting Rights

        Voting rights are identical for the holders of each Fund’s Common Shares. Holders of each Fund’s Common Shares are entitled to one vote for each share held and will vote with the holders of any of the Fund’s outstanding AMPS or other preferred shares on each matter submitted to a vote of holders of Common Shares, except as set forth below.

        Voting rights of the holders of each Fund’s AMPS are identical. Except as otherwise indicated below, and except as otherwise required by applicable law, holders of shares of a Fund’s AMPS will be entitled to one vote per share on each matter submitted to a vote of the Fund’s shareholders and will vote together with the holders of the Fund’s Common Shares as a single class.

        Each Fund’s Common Shares, AMPS and any other preferred shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s Common Shares, AMPS and any other preferred shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the Fund’s remaining Common Shares, AMPS and any other preferred shares will not be able to elect any of such Trustees.

        In connection with the election of each Fund’s Trustees, holders of a Fund’s AMPS and any other preferred shares voting separately as a class, shall be entitled at all times to elect two of the Fund’s Trustees, and the remaining Trustees will be elected by holders of the Fund’s Common Shares and the Fund’s AMPS and any other preferred shares, voting together as a single class. In addition, if at any time dividends on a Fund’s outstanding AMPS shall be unpaid in an amount equal to at least two full years’ dividends thereon or if at any time holders of any of a Fund’s preferred shares are entitled, together with the holders of the Fund’s AMPS, to elect a majority of the Trustees of the Fund under the Investment Company Act, then the number of Trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of AMPS and any other preferred shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of the Fund’s AMPS and any other preferred shares, voting separately as a class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding AMPS and any other preferred shares for all past dividend periods, the additional voting rights of the holders of AMPS and any other preferred shares as described above shall cease, and the terms of office of all of the additional Trustees elected by the holders of AMPS and any other preferred shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of AMPS and any other preferred shares have the right to elect in any event) will terminate automatically.

        The affirmative vote of the holders of a majority of a Fund’s outstanding AMPS and any other shares voting as a separate class, will be required to (i) authorize, create or issue any class or series of shares ranking prior to any series of preferred shares with respect to payment of dividends or the distribution of assets on liquidation, (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred shares, (iii) approve any plan of reorganization adversely affecting such AMPS or (iv) take any action to change a Fund’s investment policies requiring a vote of shareholders under Section 13(a) of the Investment Company Act.

Shareholder Inquiries

        Shareholder inquiries with respect to either Fund may be addressed to such Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

Dividends and Distributions

        The Funds’ current policies with respect to dividends and distributions relating to their Common Shares are identical. Each Fund intends to distribute dividends equal to all or a portion of its net investment income monthly to holders of its Common Shares. Dividends from such net investment income are declared and paid monthly to holders of a Fund’s Common Shares. Monthly distributions to holders of a Fund’s Common Shares normally consist of all or a portion of the net investment income remaining after the payment of dividends (and any Additional Distributions) on the Fund’s AMPS. A Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividends to holders of Common Shares. As a result, the dividend paid by a Fund to holders of its Common Shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each year. All net realized capital gains, if any, are distributed pro rata at least annually, to holders of a Fund’s Common Shares and AMPS. While any of a Fund’s AMPS are outstanding, the Fund may not declare any cash dividend or other distribution on the Fund’s Common Shares, unless at the time of such declaration (1) all accumulated dividends on the Fund’s AMPS (including any Additional Distributions) have been paid, and (2) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the Fund’s outstanding AMPS. This limitation on a Fund’s ability to make distributions on its Common Shares under certain circumstances could impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company under the Federal tax laws which would have adverse tax consequences for shareholders. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Shareholders.”

        Similarly, the Funds’ current policies with respect to dividends and distributions on their AMPS are identical. The holders of a Fund’s AMPS are entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on a Fund’s AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund’s Common Shares, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund’s investments. Dividends for each Fund’s AMPS are paid through The Depository Trust Company (“DTC”) (or a successor securities depository) on each dividend payment date. DTC’s normal procedures now provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. Neither Fund intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on a Fund’s AMPS which may be in arrears.

        Dividends paid by each Fund, to the extent paid from tax-exempt income earned on Florida Municipal Bonds, are exempt from Federal income tax subject to the possible application of the Federal alternative minimum tax. However, each Fund is required to allocate net capital gains and other income subject to regular Federal income tax if any, proportionately between its Common Shares and its AMPS in accordance with the current position of the IRS described herein. See “Tax Rules Applicable to the Funds and their Shareholders” below. Each Fund notifies the Auction Agent of the amount of any net capital gains or other taxable income to be included in any dividend on shares of AMPS prior to the auction establishing the applicable rate for such dividend. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from a Fund, and each broker-dealer then notifies its customers who are holders of the Fund’s AMPS. Each Fund also may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to a Fund’s AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant.

        For information concerning the manner in which dividends and distributions to holders of each Fund’s Common Shares may be reinvested automatically in the Fund’s Common Shares, see “Automatic Dividend Reinvestment Plan” below. Dividends and distributions will be subject to the tax treatment as discussed below, whether they are reinvested in shares of a Fund or received in cash.

        If either Fund retroactively allocates any net capital gains or other income subject to regular Federal income tax to its AMPS without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of its AMPS or the liquidation of the Fund, the Fund will make certain payments to holders of its AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of its AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income.

Automatic Dividend Reinvestment Plan

        Pursuant to each Fund’s Automatic Dividend Reinvestment Plan (each, a “Plan”), unless a holder of a Fund’s Common Shares elects otherwise, all dividend and capital gains distributions are automatically reinvested by either BONY or State Street, as applicable, as agent for shareholders in administering the Plan (as applicable, the “Plan Agent”), in additional Common Shares of the Fund. BONY is the Plan Agent for Florida Insured and will be the Plan Agent following the Reorganization. Holders of a Fund’s Common Shares who elect not to participate in the Plan receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by BONY or State Street, as applicable, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to BONY or State Street, as applicable, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or capital gains distribution.

        Whenever a Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “ dividends”) payable either in shares or in cash, non-participants in the Plan receive cash, and participants in the Plan receive the equivalent in the Fund’s Common Shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“newly-issued shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”), on the NYSE, AMEX or elsewhere. If on the payment date for the dividend, the net asset value per share of the Fund’s Common Shares is equal to or less than the market price per share of the Fund’s Common Shares plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent invests the dividend amount in newly-issued shares on behalf of the participant. The number of newly-issued Common Shares of the Fund to be credited to the participant’s account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then-current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

        In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. Each Fund intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date on the dividend through the date before the next “ex-dividend” date, which typically is approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a Fund’s Common Shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly-issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly-issued shares at the close of business on the last purchase date.

        The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy includes those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

        In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

        There are no brokerage charges with respect to shares issued directly by either Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

        The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Shareholders.”

        Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price (plus commissions) of a Fund’s Common Shares is above the net asset value, participants in the Plan receive the Fund’s Common Shares at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions of shares at prices below the net asset value. Also, since the Funds normally do not redeem their shares, the price on resale may be more or less than the net asset value. See “Comparison of the Funds—Tax Rules Applicable to the Funds and their Shareholders” for a discussion of the tax consequences of the Plan.

        Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in the Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

        After the Reorganization, a holder of shares of a Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the combined fund. However, if a shareholder owns shares in both Funds, after the Reorganization, the shareholder’s election with respect to the dividends of Florida Insured will control unless the shareholder specifically elects a different option at that time. Following the Reorganization, all correspondence should be directed to the Plan Agent of Florida Insured, The Bank of New York, at 101 Barclay Street, New York, New York 10286.

Mutual Fund Investment Option

        A holder of Common Shares of either Fund, who purchased his or her shares through Merrill Lynch in the Fund’s initial public offering, has the right to reinvest the net proceeds from a sale of such shares in Class D shares of certain Merrill Lynch-sponsored open-end funds without the imposition of an initial sales charge, if certain conditions are satisfied. A holder of Common Shares of Florida Insured V who qualifies for this option will have the same option with respect to the Florida Insured Common Shares received in the Reorganization.

Liquidation Rights of Holders of AMPS

        Upon any liquidation, dissolution or winding up of either Fund, whether voluntary or involuntary, the holders of the Fund’ s AMPS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any of the Fund’s Common Shares or any other capital shares of the Fund ranking junior in right of payment upon liquidation to AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any Additional Dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on the AMPS and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of a Fund’s AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any additional dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

Tax Rules Applicable to the Funds and their Shareholders

        The tax consequences of investing in Common Shares or AMPS of each Fund are identical. Each Fund has elected and qualified for the special tax treatment afforded RICs under the Code. Florida Insured intends to continue to so qualify after the Reorganization. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In all taxable years through the taxable year of the Reorganization, each Fund has distributed substantially all of its income. Florida Insured intends to continue to distribute substantially all of its income following the Reorganization.

        Each Fund intends to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of a Fund’s total assets consists of obligations the interest on which is excludable from gross income for Federal income tax purposes (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund is qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to shareholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to a Fund’s shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they are excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry a Fund’s shares is not deductible for Federal income tax purposes to the extent attributable to exempt-interest dividends. A tax adviser should be consulted with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds from an issue of IDBs or PABs, if any, held by a Fund.

        Shares in the Funds are exempt from the Florida intangible personal property tax in the following year, if, on the last day of any calendar year, at least 90% of the net asset value of the portfolio of assets corresponding to the shares in the Funds is invested in assets that are exempt from the Florida intangible personal property tax (“90% asset requirement”). Each Fund has obtained a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, at least 90% of the net asset value of the portfolio of assets corresponding to shares in the Fund is invested in assets that are exempt from the tax, shares of the Fund owned by Florida residents will be exempt from the Florida intangible personal property tax in the following year. The Florida Department of Revenue has the authority to revoke or modify a previously issued ruling; however, if a ruling is revoked or modified, the revocation or modification is prospective only. Thus, under the ruling, and if the 90% asset requirement is met, shares of each Fund owned by Florida residents will be exempt from Florida intangible personal property tax. Assets exempt from Florida intangible personal property tax include obligations of the State of Florida and its political subdivisions, obligations of the United States Government or its agencies, and cash.

        A Fund may from time to time hold assets that are not exempt from Florida intangible personal property tax (“non-exempt assets”) and may not be able to dispose of such assets so that 90% of the net asset value of the Fund’s assets on the last business day of the calendar year consists of assets exempt from the Florida intangible personal property tax. This would subject shares of that Fund to Florida intangible personal property tax. If shares of a Fund are subject to Florida intangible personal property tax because of a failure to dispose of sufficient non-exempt assets, only that portion of the value of the Fund shares equal to the portion of the net asset value of the Fund that is attributable to obligations of the United States Government will be exempt from taxation. Each Fund will attempt to monitor its portfolio so that on the last business day of each calendar year 90% of the net asset value of the Fund’s assets consists of assets exempt from Florida intangible personal property tax.

        Dividends paid by a Fund to individuals who are Florida residents are not subject to personal income taxation by Florida, because Florida does not impose a personal income tax. Distribution of investment income and capital gains by a Fund will be subject to Florida corporate income taxes, state taxes in states other than Florida and local taxes in cities other than those in Florida. Shareholders not subject to taxation by Florida do not benefit from the fact that shares of a Fund will be exempt from the Florida intangible personal property tax.

        The IRS, in a revenue ruling, held that certain AMPS would be treated as stock for Federal income tax purposes. The terms of the currently outstanding AMPS of each Fund are substantially similar, but not identical, to the AMPS discussed in the revenue ruling. In the opinion of Brown & Wood LLP , counsel to both Funds, the shares of each Fund’s currently outstanding AMPS are substantially similar, but not identical, to the AMPS discussed in the revenue ruling. In the opinion of Brown & Wood LLP , counsel to both Funds, the shares of each Fund’s currently outstanding AMPS constitute stock, and distributions with respect to shares of such AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, the IRS could take a contrary position, asserting, for example, that the AMPS constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply to holders of AMPS. Instead, distributions by each Fund to holders of its AMPS would constitute interest, whether or not they exceed the earnings and profits of the Fund, and would be included in full in the income of the recipient and taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

        To the extent that a Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses (“ordinary income dividends”), such distributions are considered taxable ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options (“capital gain dividends”) are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Certain categories of capital gains are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of its taxable year, a Fund provides its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income or capital gains, are not eligible for the dividends received deduction for corporations under the Code.

        A loss realized on a sale or exchange of shares of a Fund is disallowed if other Fund shares are acquired (whether under the Automatic Dividend Reinvestment Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        All or a portion of a Fund’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Any loss upon the sale or exchange of Fund shares held for six months or less is treated as long-term capital loss to the extent of capital gain dividends received by the shareholder. In addition, such loss is disallowed to the extent of any exempt-interest dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits first will reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

        The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares it may designate distributions made to each class in any year as consisting of no more than such class’s proportionate share of particular types of income, including exempt-interest dividends and capital gain dividends. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when Common Shares and one or more series of AMPS are outstanding, each Fund designates distributions made to the classes as consisting of particular types of income in accordance with each class’s proportionate share of such income. After the Reorganization, Florida Insured will, likewise, so designate distributions with respect to its Common Shares and its AMPS, Series A, B, C, D and E. Each Fund may notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of its AMPS prior to the auction establishing the applicable rate for such dividend. Except for the portion of any dividend that a Fund informs the Auction Agent will be treated as capital gains or other taxable income, the dividends paid on the shares of AMPS constitute exempt-interest dividends. Alternatively, each Fund may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of net capital gains and ordinary income allocable to a Fund’s AMPS (the “taxable distribution”) depends upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on its Common Shares and its AMPS during a taxable year, but the taxable distribution generally is not significant.

        In the opinion of Brown & Wood LLP, counsel to both Funds, under current law the manner in which each Fund allocates, and Florida Insured Fund will allocate, items of tax-exempt income, net capital gains and other taxable income, if any, among Common Shares and outstanding AMPS, (including for Florida Insured Series A, Series B, Series C, Series D and Series E AMPS) will be respected for Federal income tax purposes. However, the tax treatment of additional dividends may affect a Fund’s calculation of each class’s allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether a Fund’s method for allocating tax-exempt income, net capital gains and other taxable income among Common Shares and the outstanding series of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel’s opinion and attempt to reallocate a Fund’s net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to holders of shares of its AMPS could be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, a Fund is not required to make payments to such shareholders to offset the tax effect of such reallocation. In addition, a reallocation could cause a Fund to be liable for income tax and excise tax on all reallocated taxable income. Brown & Wood LLP has advised each Fund that, in its opinion, if the IRS were to challenge in court a Fund’s allocations of income and gain, the IRS would be unlikely to prevail. The opinion of Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

        The Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally does not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.

        The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on “private activity bonds” issued after August 7, 1986. “Private activity bonds” are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference” which could subject investors in such bonds, including shareholders of the Funds, to an increased alternative minimum tax. Each Fund purchases such “private activity bonds” and reports to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund is included in adjusted current earnings, a corporate shareholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by such Fund.

        The Funds may invest in instruments the return on which includes non-traditional features such as indexed principal or interest payments (“non-traditional instruments”). These instruments may be subject to special tax rules under which a Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such non-traditional instruments could be recharacterized as taxable ordinary income.

        If at any time when AMPS are outstanding a Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See “Dividends and Distributions.” This may prevent such Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC. If a Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable to stockholders for Federal income tax purposes. Upon any failure to meet the asset coverage requirements of the Investment Company Act, a Fund, in its sole discretion, may redeem AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.

        As noted above, a Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred shares that the Funds have issued and that Florida Insured currently contemplates issuing may raise a question as to whether distributions on such preferred shares are “preferential” under the Code and, therefore, not eligible for the dividends paid deduction. Counsel has advised the Funds that the outstanding preferred shares and the preferred shares to be issued by Florida Insured will not result in the payment of a preferential dividend. If a Fund ultimately relies solely on a legal opinion when it issues such preferred shares, there is no assurance that the IRS would agree that dividends on the preferred shares are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the preferred shares, the Funds could be disqualified as RICs. In this case, dividends paid by the Funds on the Common Shares and the AMPS would not be exempt from Federal income taxes. Additionally, the Funds would be subject to the Federal alternative minimum tax.

        Under certain circumstances when a Fund is required to allocate taxable income to the AMPS, it will pay Additional Distributions to holders of AMPS. The Federal income tax consequences of Additional Distributions under existing law are uncertain. The Funds treat and Florida Insured intends to continue to treat a holder as receiving a dividend distribution in the amount of any Additional Distribution only as and when such Additional Distribution is paid. An Additional Distribution generally is designated by a Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Distribution is a taxable dividend either in the taxable year for which the allocation of taxable income is made or in the taxable year in which the Additional Distribution is paid.

        The value of shares acquired pursuant to a Fund’s Plan is generally excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund’s shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the shareholders, including shareholders who do not participate in the Fund’s Plan. Thus, shareholders who do not participate in the Plan, as well as Plan participants, might be required to report as ordinary income a portion of their distributions equal to the allocable share of the discount.

        Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

        Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities are subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

        The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

Tax Treatment of Options and Futures Transactions

        Each Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. Each Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and financial futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

        Code Section 1092, which applies to certain “straddles,” may affect the taxation of a Fund’s sales of securities and transactions in financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

Florida Taxation of the Funds

        If a Fund does not have a taxable nexus to Florida, such as through the location within the state of the Fund’s activities or those of FAM, under present Florida law, the Fund is not subject to Florida corporate income taxation. Additionally, if a Fund’s assets do not have a taxable situs in Florida on January 1 of each calendar year, the Fund will not be subject to Florida intangible personal property tax. If a Fund has a taxable nexus to Florida or the Fund’s assets have a taxable situs in Florida on January 1 of any year, the Fund will be subject to Florida taxation.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations and Florida tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and the applicable tax laws. The Code and the Treasury regulations, as well as the Florida tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

        Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in a Fund.

AGREEMENT AND PLAN OF REORGANIZATION

General

        Under the Agreement and Plan of Reorganization (attached hereto as Exhibit II), Florida Insured will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Florida Insured V, in exchange solely for an equal aggregate value of Florida Insured Common Shares and Florida Insured Series B AMPS to be issued by Florida Insured. The number of Florida Insured Common Shares issued to Florida Insured V will have an aggregate net asset value equal to the aggregate net asset value of the Common Shares of Florida Insured V (except that cash will be paid in lieu of any fractional shares), and the number of shares of Florida Insured Series B AMPS issued to Florida Insured V will have an aggregate liquidation preference and value equal to the aggregate liquidation preference and value of such Fund’s AMPS. Upon receipt by Florida Insured V of such shares, Florida Insured V will (i) distribute pro rata the Florida Insured Common Shares to the holders of Florida Insured V Common Shares in exchange for their Common Shares in Florida Insured V and (ii) distribute pro rata the Florida Insured Series B AMPS to the holders of Florida Insured V AMPS in exchange for their Florida Insured V AMPS. An amendment to the Certificate of Designation of Florida Insured establishing the powers, rights and preferences of the Florida Insured Series B AMPS will be filed with the Office of the Secretary of State of the Commonwealth of Massachusetts prior to the closing of the Reorganization. As soon as practicable after the date that the Reorganization takes place (the “Exchange Date”), Florida Insured V will execute and lodge among the records of Florida Insured an instrument in writing setting forth the facts of such Fund’s termination and cause a copy thereof to be filed in the Office of the Secretary of State of the Commonwealth of Massachusetts.

        As set forth above, Florida Insured V will distribute pro rata the Florida Insured Common Shares and the Florida Insured Series B AMPS received by it to the holders of record of Common Shares and AMPS, as applicable, in exchange for such shareholders’ shares in Florida Insured V. Such distribution would be accomplished by opening new accounts on the books of Florida Insured in the names of the common and preferred shareholders of Florida Insured V and transferring to those shareholder accounts the Florida Insured Common Shares or Florida Insured Series B AMPS previously credited on those books to the accounts of Florida Insured V. Each newly-opened account on the books of Florida Insured for the previous holders of Florida Insured V would represent the respective pro rata number of Florida Insured Common Shares (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of Common Shares. No fractional Florida Insured Common Shares will be issued. In lieu thereof, Florida Insured’s transfer agent, BONY, will aggregate all fractional Florida Insured Common Shares and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Common Share certificates of Florida Insured V. Similarly, each newly-opened account on the books of Florida Insured for the previous holders of Florida Insured V AMPS would represent the pro rata number of Florida Insured Series B AMPS due such holder of AMPS. See “ Surrender and Exchange of Share Certificates” below for a description of the procedures to be followed by the shareholders of Florida Insured V to obtain their Florida Insured Common Shares (and cash in lieu of fractional Common Shares, if any). Because AMPS are held in “street name” by The Depository Trust Company, all transfers of AMPS are accomplished by book entry.

        Accordingly, as a result of the Reorganization, every holder of Florida Insured V Common Shares would own Florida Insured Common Shares that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Exchange Date equal to the aggregate net asset value of that shareholder’s Florida Insured V Common Shares immediately prior to the Exchange Date. Since the Florida Insured Common Shares would be issued at net asset value and the Florida Insured V Common Shares would be valued at net asset value for the purposes of the exchange, neither Fund’s holders of Common Shares will be diluted as a result of the Reorganization. Similarly, since the Florida Insured Series B AMPS would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the Florida Insured V AMPS, neither Fund will be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of either Fund likely will hold a reduced percentage of ownership in the larger combined entity than he or she did in either Fund.

Procedure

        At meetings of the Boards of Trustees of Florida Insured V and Florida Insured, the Boards of Trustees of both Funds, including all of the Trustees who are not “interested persons,” as defined in the Investment Company Act, of the applicable Fund, unanimously approved the Agreement and Plan of Reorganization and the Boards of Trustees of Florida Insured V and Florida Insured approved the submission of such Agreement and Plan of Reorganization to the shareholders of Florida Insured V and holders of Florida Insured AMPS, respectively, for approval.

        Also, the Board of Trustees of Florida Insured approved the filing of an amendment to the Certificate of Designation establishing the powers, rights and preferences of the Florida Insured Series B AMPS to authorize the issuance of additional shares of Florida Insured Series B AMPS to be distributed to holders of Florida Insured V AMPS as part of the Reorganization.

        As a result of such Board approvals, the Funds have jointly filed this Proxy Statement and Prospectus with the SEC soliciting a vote of the holders of Florida Insured V Common Shares and AMPS and the vote of the holders of Florida Insured AMPS to approve the Reorganization. The costs of such solicitation attributable to Florida Insured will be paid by FAM, as discussed below. The costs of such solicitation attributable to Florida Insured V will be paid by Florida Insured V on the business day prior to the Valuation Date (as defined below). If the shareholders of Florida Insured V and the holders of Florida Insured AMPS approve the Reorganization, the Reorganization will take place as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the IRS concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization or an opinion of counsel to the same effect.

        The Boards of Trustees of Florida Insured V and Florida Insured recommend that the shareholders of Florida Insured V and the holders of Florida Insured AMPS approve the Agreement and Plan of Reorganization.

Terms of the Agreement and Plan of Reorganization

        The following is a summary of the significant terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, attached hereto as Exhibit II.

        Valuation of Assets and Liabilities.    The assets of each Fund will be valued on the business day prior to the Exchange Date (the “Valuation Date”). The valuation procedures are the same for both Funds: the net asset value per Common Share of each Fund will be determined as of the close of business on the NYSE based on prices at the time of closing on the Valuation Date. The NYSE generally closes at 4:00 p.m., Eastern time. For the purpose of determining the net asset value of a Common Share of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding AMPS of the issuing Fund is divided by the total number of Common Shares of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM, will accrue on the Valuation Date.

        The Florida Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value on the Valuation Date, each Fund will use the valuations of portfolio securities furnished by a pricing service approved by the Boards of Trustees of the Funds. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Florida Municipal Bonds and Municipal Bonds for which quotations are not readily available will be valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Boards of Trustees of the Funds have determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in financial futures contracts will be valued on the Valuation Date at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, will be valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

        Distribution of Florida Insured Common Shares and Florida Insured Series B AMPS.    On the Exchange Date, Florida Insured will issue to Florida Insured V a number of Florida Insured Common Shares the aggregate net asset value of which will equal the aggregate net asset value of the Florida Insured V Common Shares on the Valuation Date. Each holder of Florida Insured V Common Shares will receive the number of Florida Insured Common Shares corresponding to his or her proportionate interest in the aggregate net asset value of the Florida Insured V Common Shares.

        On the Exchange Date, Florida Insured also will issue to Florida Insured V a number of Florida Insured Series B AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of Florida Insured V AMPS on the Valuation Date. Each holder of Florida Insured V AMPS will receive the number of Florida Insured Series B AMPS corresponding to his or her proportionate interest in the aggregate liquidation preference and value of the Florida Insured V AMPS. No sales charge or fee of any kind will be charged to shareholders of Florida Insured V in connection with their receipt of Florida Insured Common Shares or AMPS in the Reorganization. Holders of Florida Insured V AMPS will find that the auction date and dividend payment date for the Florida Insured AMPS received in the Reorganization fall on different days of the week than the auction date or dividend payment date of the AMPS they currently hold. This change in the auction date and dividend payment date will not adversely affect the value of a holder’s AMPS. The auctions for Florida Insured Series B AMPS are held on Mondays. The auctions for Florida Insured V AMPS are held on Fridays. The auction procedures for all of the AMPS are similar. As a result of the Reorganization, the last dividend period for the Florida Insured V AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the Certificate of Designation.

        Expenses.    The expenses of the Reorganization that are directly attributable to Florida Insured V and the conduct of its business will be deducted from the assets of Florida Insured V as of the Valuation Date. These expenses are expected to include: (a) the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting for Florida Insured V, (b) the expenses related to the solicitation of proxies from the shareholders of Florida Insured V to be voted at that Meeting, and (c) a portion of the expenses of printing the N-14 Registration Statement. The expenses of the Reorganization, including expenses incurred in connection with obtaining the IRS private letter ruling, the preparation of the Agreement and Plan of Reorganization, as well as SEC registration fees and legal and audit fees, will be borne equally by Florida Insured V and FAM (since FAM has agreed to bear the expenses of the Reorganization that are attributable to Florida Insured). The expenses of the Reorganization attributable to Florida Insured V are currently estimated to be $86,000. The expenses attributable to Florida Insured are expected to include, among other things: (a) the fees, if any, of the rating agencies with respect to the additional Florida Insured Series B AMPS, (b) the costs of printing stock certificates for the shares to be issued by Florida Insured to Florida Insured V as part of the Reorganization and (c) (i) the expenses of preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting for Florida Insured, (ii) the expenses related to the solicitation of proxies from the holders of Florida Insured AMPS to be voted at that Meeting, and (iii) a portion of the expenses of printing the N-14 Registration Statement.

        Required Approvals.    Under the Declaration of Trust of each Fund (as amended to date and including Certificates of Designation establishing the powers, rights and preferences of the AMPS of each Fund), relevant Massachusetts law and the rules of the NYSE and AMEX, shareholder approval of the Agreement and Plan of Reorganization requires (i) the affirmative vote of shareholders of Florida Insured V representing more than 50% of the outstanding Common Shares and AMPS of Florida Insured V, voting together as a single class, and of the AMPS of Florida Insured V, voting as a separate class and (ii) the affirmative vote of holders of Florida Insured AMPS, voting as a separate class, representing more than 50% of the outstanding Florida Insured AMPS. The vote of holders of Florida Insured Common Shares is not required for approval of the Agreement and Plan of Reorganization (Item 1). Because of the requirement that the Agreement and Plan of Reorganization be approved by the shareholders of Florida Insured V and by the holders of Florida Insured AMPS, the Reorganization will not take place if either the shareholders of Florida Insured V or the holders of Florida Insured AMPS do not approve the Agreement and Plan of Reorganization.

        Deregistration and Termination.    Following the transfer of the assets and liabilities of Florida Insured V and the distribution of Florida Insured Common Shares and Florida Insured Series B AMPS to shareholders of Florida Insured V, in accordance with the foregoing, Florida Insured V will terminate its registration under the Investment Company Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

        Amendments and Conditions.    The Agreement and Plan of Reorganization may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Agreement and Plan of Reorganization are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval by the shareholders of Florida Insured V and by the holders of Florida Insured AMPS, a favorable IRS ruling or an opinion of counsel being received as to tax matters, an opinion of counsel as to securities matters being received and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

        Postponement, Termination.    Under the Agreement and Plan of Reorganization, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of that Fund to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of Florida Insured V and by the holders of Florida Insured AMPS) prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Trustees of both Funds and (ii) by the Board of Trustees of either Fund if any condition to that Fund’s obligations set forth in the Agreement and Plan of Reorganization has not been fulfilled or waived by such Board.

Potential Benefits to Shareholders of the Funds as a Result of the Reorganization

        In approving the Reorganization, the Board of Trustees of each Fund identified certain benefits that are likely to result from the Reorganization, including lower aggregate operating expenses per share for holders of Florida Insured V Common Shares, greater efficiency and flexibility in portfolio management and a more liquid trading market for the Common Shares of the Combined Fund. Following the Reorganization, Florida Insured V shareholders will remain invested in a closed-end fund that has investment objectives and policies substantially similar to those of Florida Insured V. The Boards also considered the possible risks and costs of combining the Funds, and examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Fund’s portfolios of Florida Municipal Bonds and Municipal Bonds and the costs involved in a transaction such as the Reorganization. The Boards noted the many similarities between the Funds, including their substantially similar investment objectives and investment policies, their use of substantially the same management personnel and their similar portfolios of Florida Municipal Bonds and Municipal Bonds. The Board also considered the relative tax positions of each Fund’s portfolio. Based on these factors, the Board of Trustees of each Fund concluded that the Reorganization will potentially benefit the shareholders of each Fund in that it (i) presents no significant risks that would outweigh the benefits discussed above and (ii) involves minimal costs (including legal, accounting and administrative costs).

        The surviving fund that would result from the Reorganization would have a larger asset base than either Fund has currently. Based on data presented by FAM, the Board of Florida Insured V believes that administrative expenses for a larger Combined Fund are likely to be less than the aggregate expenses for Florida Insured V, resulting in a lower expense ratio for common shareholders of Florida Insured V as shareholders of the Combined Fund and higher earnings per Common Share. In particular, certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio for the Combined Fund as compared to Florida Insured V. The expense ratio of the Combined Fund is expected to be approximately the same as that of Florida Insured. To illustrate the potential economies of scale the table below shows the total annualized operating expense ratio of each Fund and pro forma Florida Insured based on net assets both excluding and including assets attributable to AMPS, as of July 31, 2000.

Fund	Total Annualized Operating Expense Ratio, Excluding AMPS*	Net Assets, Excluding Assets Attributable to AMPS (in millions)	Total Annualized Operating Expense Ratio, Including AMPS**	Net Assets, Including Assets Attributable to AMPS (in millions)
Florida Insured	1.23%	$458.8	0.72%	$787.0
Florida Insured V	1.49%	$ 52.9	0.89%	$ 87.9
Combined Fund	1.23%	$511.7	0.72%	$874.9

*	Including fee waivers and expense reimbursements, the total annualized operating expense ratio for Florida Insured V would have been 1.14%.
**	Including fee waivers and expense reimbursements, the total annualized operating expense ratio for Florida Insured V would have been 0.69%.

        Management projections estimate that Florida Insured will have net assets (including assets attributable to AMPS) in excess of $874 million upon completion of the Reorganization. A larger asset base should provide benefits in portfolio management. After the Reorganization, Florida Insured should be able to purchase larger amounts of Florida Municipal Bonds and Municipal Bonds at more favorable prices than either Fund separately and, with this greater purchasing power, request improvements in the terms of the Florida Municipal Bonds and Municipal Bonds (e.g., added indenture provisions covering call protection, sinking funds and audits for the benefit of large holders) prior to purchase.

        Based on the foregoing, the Boards concluded that the Reorganization is in the best interests of the shareholders of each Fund because the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above.

        In approving the Reorganization, the Board of Trustees of each Fund determined that the Reorganization is in the best interests of that Fund and, with respect to net asset value and liquidation preference, that the interests of existing shareholders of that Fund would not be diluted as a result of the Reorganization. Although the Reorganization is expected to result in a reduction in net asset value per Common Share of Florida Insured V of approximately $0.02 as a result of the estimated costs of the Reorganization, management of Florida Insured V advised its Board that it expects such costs would be recovered within approximately seven months after the Exchange Date because the operating expense ratio of the Combined Fund is expected to be lower than the operating expense ratio of Florida Insured V.

        It is not anticipated that the Reorganization directly would benefit the holders of AMPS of either Fund; however, the Reorganization will not adversely affect the holders of AMPS of either Fund and the expenses of the Reorganization will not be borne by the holders of AMPS of either Fund.

Surrender and Exchange of Share Certificates

        After the Exchange Date, each holder of an outstanding certificate or certificates formerly representing Florida Insured V Common Shares will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of Florida Insured Common Shares distributable with respect to such holder’s Florida Insured V Common Shares, together with cash in lieu of any fractional Common Shares. Promptly after the Exchange Date, the transfer agent for the Florida Insured Common Shares will mail to each holder of certificates formerly representing Florida Insured V Common Shares a letter of transmittal for use in surrendering his or her certificates for certificates representing Florida Insured Common Shares and cash in lieu of any fractional Common Shares.

        Shares of AMPS are held in “street name” by The Depository Trust Company and all transfers will be accomplished by book entry. Surrender of physical certificates for AMPS is not required.

If prior to the Reorganization, you held:	After the Reorganization, you will hold:
Florida Insured Common Shares	Florida Insured Common Shares
Florida Insured Series A AMPS	Florida Insured Series A AMPS
Florida Insured Series B AMPS	Florida Insured Series B AMPS
Florida Insured Series C AMPS	Florida Insured Series C AMPS
Florida Insured Series D AMPS	Florida Insured Series D AMPS
Florida Insured Series E AMPS	Florida Insured Series E AMPS
Florida Insured V Common Shares	Florida Insured Common Shares
Florida Insured V Series A AMPS	Florida Insured Series B AMPS

        Please do not send in any share certificates at this time. Upon consummation of the Reorganization, common shareholders of Florida Insured V will be furnished with instructions for exchanging their share certificates for Florida Insured share certificates and, if applicable, cash in lieu of fractional shares.

        From and after the Exchange Date, certificates formerly representing Florida Insured V Common Shares will be deemed for all purposes to evidence ownership of the number of full Florida Insured Common Shares distributable with respect to the shares of Florida Insured V held before the Reorganization as described above and as shown in the table above, provided that, until such share certificates have been so surrendered, no dividends payable to the holders of record of Florida Insured V Common Shares as of any date subsequent to the Exchange Date will be paid to the holders of such outstanding share certificates. Dividends payable to holders of record of Florida Insured Common Shares, as of any date after the Exchange Date and prior to the exchange of certificates by any shareholder of Florida Insured V, will be paid to such shareholder, without interest, at the time such shareholder surrenders his or her share certificates for exchange.

        From and after the Exchange Date, there will be no transfers on the share transfer books of Florida Insured V. If, after the Exchange Date, certificates representing Florida Insured V Common Shares are presented to Florida Insured, they will be canceled and exchanged for certificates representing Florida Insured Common Shares, and cash in lieu of fractional Common Shares, if any, distributable with respect to such Common Shares in the Reorganization.

Tax Consequences of the Reorganization

        Summary.    As discussed below, the Reorganization is structured to insure that neither Florida Insured V, Florida Insured nor the shareholders of Florida Insured V will recognize a gain or loss on the transaction. In addition, the basis of the Florida Insured shares received by Florida Insured V shareholders will be the same as such holders’ basis in the Florida Insured V shares exchanged.

        Florida Insured V has significant net operating losses and other losses. Generally, the Combined Fund will be able to use these losses to offset future income. However, the Code may apply some restrictions as to the timing and use of these losses which could reduce the benefit to the Combined Fund.

        General.    The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Each Fund has elected and qualified for the special tax treatment afforded RICs under the Code, and Florida Insured intends to continue to so qualify after the Reorganization. The Funds have jointly requested a private letter ruling from the IRS that for Federal income tax purposes: (i) the exchange of assets by Florida Insured V for Florida Insured shares, as described, will constitute a reorganization and Florida Insured V and Florida Insured will be deemed a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized to Florida Insured V as a result of the Reorganization or on the distribution of Florida Insured Common Shares and Florida Insured Series B AMPS to the shareholders of Florida Insured V; (iii) no gain or loss will be recognized to Florida Insured as a result of the Reorganization; (iv) no gain or loss will be recognized to the shareholders of Florida Insured V on the receipt of Florida Insured Common Shares and Florida Insured Series B AMPS in exchange for their corresponding Common Shares or AMPS of Florida Insured V (except to the extent that common shareholders receive cash representing an interest in fractional shares of Florida Insured Common Shares in the Reorganization); (v) the tax basis of the assets of Florida Insured V in the hands of Florida Insured will be the same as the tax basis of such assets in the hands of Florida Insured V immediately prior to the consummation of the Reorganization; (vi) immediately after the Reorganization, the tax basis of the Florida Insured Common Shares and Florida Insured Series B AMPS received by the shareholders of Florida Insured V in the Reorganization will be equal to the tax basis of the Common Shares or AMPS of Florida Insured V surrendered in exchange; (vii) a shareholder’s holding period for the Florida Insured Common Shares and Florida Insured Series B AMPS will be determined by including the period for which such shareholder held the Common Shares or AMPS of Florida Insured V exchanged therefor, provided that such shares were held as a capital asset; (viii) Florida Insured’s holding period with respect to the assets of Florida Insured V transferred will include the period for which such assets were held by Florida Insured V; (ix) the payment of cash to common shareholders of Florida Insured V in lieu of fractional Florida Insured Common Shares will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such shareholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the shareholder’s basis allocable to the Florida Insured fractional shares; and (x) the taxable year of Florida Insured V will end on the effective date of the Reorganization and Florida Insured will succeed to and take into account certain tax attributes of Florida Insured V, such as earnings and profits, capital loss carryovers and method of accounting.

        As noted in the discussion under “Comparison of the Funds—Tax Rules Applicable to the Funds and their Shareholders,” a Fund must distribute annually at least 90% of its net taxable and tax-exempt income. A distribution only will be counted for this purpose if it qualifies for the dividends paid deduction under the Code. In the opinion of Brown & Wood LLP, the issuance of additional Florida Insured Series B AMPS pursuant to the Reorganization in addition to the already existing Florida Insured Series A AMPS, Florida Insured Series B AMPS, Florida Insured Series C AMPS, Florida Insured Series D AMPS and Florida Insured Series E AMPS will not cause distributions on any series of Florida Insured AMPS to be treated as preferential dividends ineligible for the dividends paid deduction. It is possible, however, that the IRS may assert that, because there are several series of AMPS, distributions on such shares are preferential under the Code and therefore not eligible for the dividends paid deduction. If the IRS successfully disallowed the dividends paid deduction for dividends on the AMPS, Florida Insured could lose the special tax treatment afforded RICs. In this case, dividends on the Florida Insured Common Shares and AMPS would not be exempt from Federal income tax. Additionally, Florida Insured would be subject to the alternative minimum tax.

        Florida Insured will succeed to and take into account certain tax attributes of Florida Insured V, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to Florida Insured.

        Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

        Regulated Investment Company Status.    The Funds have elected and qualified for taxation as RICs under Sections 851-855 of the Code, and after the Reorganization Florida Insured intends to continue to so qualify.

Capitalization

        The following table sets forth as of August 31, 2000 (i) the capitalization of Florida Insured, (ii) the capitalization of Florida Insured V, and (iii) the capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

Pro Forma Capitalization of Florida Insured, Florida Insured V
and the Combined Fund as of August 31, 2000 (unaudited)

	Florida Insured	Florida Insured V	Pro Forma Adjustment	Combined Fund as Adjusted (a)
Net Assets:
Net Assets Attributable to
Common Shares	$467,960,846	$53,788,482	$(2,681,845)	$519,067,483
Net Assets Attributable to AMPS	$328,250,000	$35,000,000		$363,250,000
Shares Outstanding:
Common Shares	33,780,979	3,698,102	174,920	37,654,001	(b)
AMPS
Series A	2,095	1,400	(1,400)	2,095
Series B	2,095	—	1,400	3,495	(b)
Series C	3,440	—		3,440
Series D	2,160	—		2,160
Series E	3,340	—		3,340
Net Asset Value Per Share:
Common Shares	$ 13.85	$ 14.54		$ 13.79	(c)
AMPS	$ 25,000	$ 25,000	—	$ 25,000

(a)
The adjusted balances are presented as if the Reorganization had been consummated on August 31, 2000 and are for informational purposes only. Assumes distribution of undistributed net investment income and accrual of estimated Reorganization expenses of $86,000 attributable to Florida Insured V. The estimated Reorganization expenses of $104,000 attributable to Florida Insured will be paid by FAM. No assurance can be given as to how many Florida Insured Common Shares that shareholders of Florida Insured V will receive on the Exchange Date, and the foregoing should not be relied upon to reflect the number of Florida Insured Common Shares that actually will be received on or after such date.

(b)
Assumes the issuance of 3,873,022 Florida Insured Common Shares and 1,400 additional shares of Florida Insured Series B AMPS, in exchange for the net assets of Florida Insured V. The estimated number of shares issued was based on the net asset value of each Fund, net of distributions and estimated Reorganization expenses for Florida Insured V, on August 31, 2000.

(c)	Net Asset Value Per Common Share net of Reorganization-related expenses and distribution of undistributed net investment income of $2,283,517 for Florida Insured and $312,328 for Florida Insured V.

ITEM 2:    ELECTION OF TRUSTEES

        At the Meetings, the Board of Trustees for each Fund will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. If the applicable shareholders of each Fund approve the Reorganization, then the Board of Trustees of Florida Insured elected at its Meeting will serve as the Board of the Combined Fund, until the next Annual Meeting of Shareholders of the Combined Fund. If the applicable shareholders of either Fund vote against the Reorganization, then the Board of Trustees of Florida Insured V elected at its Meeting will continue to serve until the next Annual Meeting of Shareholders of that Fund. The same individuals currently serve as the Trustees of both Funds. It is intended that all properly executed proxies that have not been properly revoked or superseded will be voted (unless such authority has been withheld in the proxy) as follows:

        (1) All proxies of the holders of AMPS of each Fund, voting separately as a class, will be voted in favor of the two persons designated as Trustees to be elected by the holders of shares of AMPS of that Fund;

        (2) All proxies of the holders of Florida Insured AMPS will be voted in favor of the persons designated as Trustees to be elected by the holders of Common Shares and AMPS of that Fund. (The holders of Florida Insured AMPS vote together as a single class with the holders of Florida Insured Common Shares on the election of these Trustees. The proxies of the holders of Florida Insured Common Shares are being solicited by a separate proxy statement.); and

        (3) All proxies of the holders of Common Shares and AMPS of Florida Insured V, voting together as a single class, will be voted in favor of the persons designated as Trustees to be elected by the holders of Common Shares and AMPS of that Fund.

        The Board of Trustees of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as such Board of Trustees may recommend.

        Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Trustees is set forth in Exhibit I.

To Be Elected by Holders of AMPS of Florida Insured, Voting Separately as a Class, and by Holders of AMPS of Florida Insured V, Voting Separately as a Class

Name and Address	Age	Principal Occupation During Past Five Years and Public Directorships(1)
Charles C. Reilly(1)(2) 9 Hampton Harbor Road Hampton Bays, New York 11946	69	Self-employed financial consultant since 1990; President
and Chief Investment Officer of Verus Capital, Inc. from
1979 to 1990; Senior Vice President of Arnhold and
S. Bleichroeder, Inc. from 1973 to 1990; Adjunct
Professor, Columbia University Graduate School of
Business from 1990 to 1991; Adjunct Professor, Wharton
School, University of Pennsylvania from 1989 to 1990;
Partner, Small Cities Cable Television from 1986 to
1997.

Richard R. West(1)(2) Box 604 Genoa, Nevada 89411	62	Professor of Finance since 1984, Dean from 1984 to
1993 and currently Dean Emeritus of New York
University Leonard N. Stern School of Business
Administration; Director of Bowne & Co., Inc. (financial
printers), Vornado Realty Trust, Inc. (real estate holding
company) and Alexander’s Inc. (real estate company).

To Be Elected by Holders of Common Shares and AMPS of Florida Insured, Voting Together as a Single Class and by the Holders of Common Shares and AMPS of Florida Insured V, Voting Together as a Single Class

Name and Address	Age	Principal Occupation During Past Five Years and Public Directorships(1)
Terry K. Glenn(1)* P. O. Box 9011 Princeton, New Jersey 08543-9011	60	Executive Vice President of MLIM and FAM (which
terms as used herein include their corporate
predecessors) since 1983; President of FAM Distributors,
Inc. (“FAMD” or the “Distributor”) since 1986 and
Director thereof since 1991; Executive Vice President
and Director of Princeton Services Inc. (“Princeton
Services”) since 1993; President of Princeton
Administrators, L.P. since 1988.

Ronald W. Forbes(1)(2) 1400 Washington Avenue Albany, New York 12222	60	Professor Emeritus of Finance, School of Business, State
University of New York at Albany, since 2000 and
Professor thereof from 1989 to 2000; International
Consultant, Urban Institute, Washington, D.C. from 1995
to 1999.

Cynthia A. Montgomery(1)(2) Harvard Business School Soldiers Field Road Boston, Massachusetts 02163	48	Professor, Harvard Business School since 1989;
Associate Professor, J.L. Kellogg Graduate School of
Management, Northwestern University from 1985 to
1989; Associate Professor, Graduate School of Business
Administration, The University of Michigan from 1979
to 1985; Director, UNUMProvident Corporation since
1990 and Director of NewellRubbermaid Company since
1995.

Kevin A. Ryan(1)(2) 127 Commonwealth Avenue Chestnut Hill, Massachusetts 02467	67	Founder and currently Director Emeritus of the Boston
University Center for the Advancement of Ethics and
Character and Director thereof from 1989 to 1999;
Professor from 1982 to 1999 and currently Professor
Emeritus of Education at Boston University; formerly
taught on the faculties of The University of Chicago,
Stanford University and Ohio State University.

Roscoe S. Suddarth(1)(2) 1761 N Street, N.W. Washington, D.C. 20036	65	President, Middle East Institute, since 1995; Foreign
Service Officer, United States Foreign Service, from
1961 to 1995; Career Minister, from 1989 to 1995;
Deputy Inspector General, U.S. Department of State,
from 1991 to 1994; U.S. Ambassador to the Hashemite
Kingdom of Jordan, from 1987 to 1990.

Edward D. Zinbarg(1)(2) 5 Hardwell Road Short Hills, New Jersey 07078-2117	65	Self-employed financial consultant since 1994; Executive
Vice President of The Prudential Insurance Company of
America from 1988 to 1994; Former Director of
Prudential Reinsurance Company and former Trustee of
The Prudential Foundation.

(1)
Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLIM or their affiliates act as investment adviser. See “Compensation of Trustees” below and “Information Pertaining to Officers and Trustees” in Exhibit I.

(2)	Member of Audit Committee of the Board of Trustees of Florida Insured and Florida Insured V.
*	Interested person, as defined in the Investment Company Act, of Florida Insured and Florida Insured V.

Committee and Board Meetings

        The Board of each Fund has a standing Audit Committee, which consists of Trustees who are not “interested persons” of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund’s independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Audit Committee also reviews and nominates candidates to serve as Trustees who are not “interested persons” of the Fund within the meaning of the Investment Company Act. The Audit Committee generally will not consider nominees recommended by shareholders of the Funds. The non-interested Trustees have retained independent legal counsel to assist them in connection with these duties.

        During each Fund’s last fiscal year, each of the Trustees then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member of the Audit Committee, attended at least 75% of the aggregate of the total number of meetings of the Audit Committee held during the period for which he or she served. See Exhibit I for further information about Audit Committee and Board meetings.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and Trustees of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC, NYSE (for Florida Insured) and the AMEX (for Florida Insured V). Officers, Trustees and greater than ten percent shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Trustees, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year except that each of Jodi M. Pinedo and Michael G. Clark inadvertently made a late Form 3 (Initial Statement of Beneficial Ownership of Securities) filing and a late Form 4 (Statement of Changes in Beneficial Ownership) filing with respect to each Fund, which filings indicated they owned no shares of either Fund.

Interested Persons

        Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Glenn is the President and a Trustee of both Funds.

Compensation of Trustees

        FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Trustees of each Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Trustee not affiliated with FAM (each a “non-affiliated Trustee”) an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Trustees, an annual fee plus a fee for each meeting attended, together with such Trustee’s out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the non-affiliated Trustees for each Fund’s most recently completed fiscal year is set forth in Exhibit I.

Officers of the Fund

        Information regarding the officers of each Fund is set forth in Exhibit I. Officers of the Funds are elected and appointed by the applicable Board and hold office until they resign, are removed or are otherwise disqualified to serve.

ITEM 3:    SELECTION OF INDEPENDENT AUDITORS

        The Board of Trustees of each Fund, including a majority of the Trustees who are not interested persons of the Fund, has selected independent auditors to examine the financial statements of the Fund for the Fund’s current fiscal year. Deloitte & Touche LLP (“D&T”) acts as independent auditors for Florida Insured and Florida Insured V and is expected to act as independent auditors for the combined fund. The current fiscal year for Florida Insured is the fiscal year ending August 31, 2001; for Florida Insured V, the current fiscal year is the fiscal year ending May 31, 2001.

        Neither Fund knows of any direct or indirect financial interest of such auditors in either Fund. Such appointment is subject to ratification or rejection by the shareholders of each respective Fund. If the applicable shareholders of each Fund approve the Reorganization, then the independent auditors for Florida Insured will serve as the independent auditors of the combined fund until its next Annual Meeting of Shareholders. If the shareholders of either Fund vote against the Reorganization, then the independent auditors of each Fund selected at the applicable Meeting will continue to serve as independent auditors of that Fund until the next Annual Meeting of Shareholders of that Fund. Unless a contrary specification is made, the accompanying proxy of each Fund will be voted in favor of ratifying the selection of such Fund’s auditors.

        D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including FAM and MLIM, and for most other investment companies for which FAM or MLIM acts as investment adviser. The fees received by the independent auditors from these other entities are substantially greater, in the aggregate, than the total fees received by the independent auditors from each of Florida Insured and Florida Insured V. The Board of Trustees of each Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each respective Fund.

        Representatives of the independent auditors are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

INFORMATION CONCERNING THE MEETINGS

Date, Time and Place of Meetings

        The Meetings will be held on December 13, 2000 at the offices of FAM, 800 Scudders Mill Road, Plainsboro, New Jersey at the times listed on Exhibit I.

Solicitation, Revocation and Use of Proxies

        A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the relevant Fund or by voting in person at the applicable Meeting. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

        All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the AMPS of Florida Insured and the Common Shares and AMPS of Florida Insured V will be voted (i) “FOR” the approval of the Agreement and Plan of Reorganization, (ii) “FOR” the election of the applicable nominees to the applicable Board of Trustees and (iii) “FOR” the ratification of the selection of D&T, as independent auditors. It is not anticipated that any other matters will be brought before the Meetings. If, however, any other business properly is brought before the Meetings, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

        Only holders of record of Common Shares or AMPS of each Fund at the close of business on the Record Date are entitled to vote at the Meetings or any adjournment thereof. Holders of Florida Insured Common Shares will receive a separate Notice of Annual Meeting and a separate Proxy Statement in connection with the Meeting of Florida Insured. At the close of business on the Record Date, Florida Insured V and Florida Insured had the number of shares outstanding indicated in Exhibit I.

Security Ownership of Certain Beneficial Owners and Management

        To the knowledge of the Funds, at the date hereof, no person or entity owns beneficially 5% or more of the Common Shares or AMPS of either Fund.

        As of the Record Date, none of the nominees for Trustee owned shares of the Funds.

        As of the Record Date, the Trustees and officers of Florida Insured V as a group (14 persons) owned an aggregate of less than 1% of the outstanding Florida Insured V Common Shares and owned no Florida Insured V AMPS.

        As of the Record Date, the Trustees and officers of Florida Insured as a group (15 persons) owned an aggregate of less than 1% of the outstanding Florida Insured Common Shares and owned no Florida Insured AMPS.

        On the Record Date, Mr. Glenn, a Trustee and an officer of each Fund, Arthur Zeikel, a Trustee of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

Voting Rights and Required Vote

        For purposes of this Proxy Statement and Prospectus, each Common Share and share of AMPS of Florida Insured V and each share of AMPS of Florida Insured is entitled to one vote. Approval of the Agreement and Plan of Reorganization requires the affirmative vote of shareholders representing (i) a majority of Florida Insured V’s outstanding Common Shares and AMPS, voting together as a single class, (ii) a majority of Florida Insured V’s outstanding AMPS, voting as a separate class, and (iii) a majority of Florida Insured’s outstanding AMPS, voting as a separate class.

        For purposes of each Meeting, a quorum consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for each Meeting, a quorum of a Fund’s shareholders is not present, or if a quorum is present but sufficient votes in favor of the Agreement and Plan of Reorganization are not received from the shareholders of a Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of that Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the Fund’s shareholders.

        With respect to Item 2, the election of Trustees, assuming a quorum is present, holders of a Fund’s AMPS, voting separately as a class, are entitled to elect two Trustees of the Fund and holders of a Fund’s Common Shares and AMPS, voting together as a single class, are entitled to elect the remaining Trustees of that Fund. With respect to each Fund, assuming a quorum is present, (x) election of the two Trustees of the Fund to be elected by the holders of that Fund’s AMPS, voting separately as a class, will require the affirmative vote of a majority of that Fund’s AMPS, represented at the Meeting and entitled to vote, voting together as a single class; and (y) election of the remaining Trustees of the Fund will require the affirmative vote of a majority of that Fund’s Common Shares and AMPS, represented at the applicable Meeting and entitled to vote, voting together as a single class.

        Assuming a quorum is present, Item 3, approval of the ratification of the selection of the independent auditors of each Fund, will require the affirmative vote of a majority of that Fund’s Common Shares and AMPS represented at the applicable Meeting and entitled to vote, voting together as a single class.

Appraisal Rights

        Under the laws of the Commonwealth of Massachusetts and pursuant to the Declaration of Trust of Florida Insured V, the holders of Common Shares and AMPS of Florida Insured V are not entitled to demand the fair value of their shares in connection with the Reorganization. However, any holder of Florida Insured V Common Shares may sell his or her Common Shares prior to the Reorganization on the AMEX and any holder of AMPS may sell his or her AMPS in an auction for the AMPS, held every seven days.

ADDITIONAL INFORMATION

        The expenses of preparing, printing and mailing the proxy materials to be used in connection with the Meeting for Florida Insured, the expenses related to the solicitation of proxies to be voted at that Meeting, and a portion of the expenses of printing the N-14 Registration Statement will be paid by FAM on behalf of Florida Insured. The expenses of preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting for Florida Insured V, the expenses related to the solicitation of proxies to be voted at that Meeting, and a portion of the expenses of printing the N-14 Registration Statement will be paid by Florida Insured V prior to the Valuation Date so as to be borne by the holders of Florida Insured V Common Shares.

        The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of each Fund and certain persons that the Funds may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of capital shares of the Funds.

        In order to obtain the necessary quorums at the Meetings, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Funds. Each Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to aid in the solicitation of proxies, at a cost to be borne by FAM and Florida Insured V of approximately $3,500 per Fund, plus out-of-pocket expenses of approximately $7,200 for Florida Insured and $1,200 for Florida Insured V.

        Broker-dealer firms, including Merrill Lynch, holding Fund shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meetings. The Funds understand that, under the rules of the NYSE and AMEX, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of the Trustees of each Fund (Item 2) and the ratification of the selection of independent auditors for each Fund (Item 3) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. With respect to Common Shares of Florida Insured V, broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan of Reorganization (Item 1). Shares of AMPS of a Fund held in “street name,” however, may be voted under certain conditions by broker-dealer firms with respect to Item 1 and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Meetings or, if adjourned, one business day before the day to which the Meetings are adjourned. These conditions include, among others, that (i) at least 30% of a Fund’s AMPS outstanding have voted on Item 1, (ii) less than 10% of a Fund’s AMPS outstanding have voted against Item 1 and (iii) with respect to Florida Insured V, holders of the Fund’s Common Shares have voted to approve Item 1. In such instances, the broker-dealer firm will vote such uninstructed shares of AMPS on Item 1 in the same proportion as the votes cast by all holders of that Fund’s AMPS who voted on Item 1. The Funds will include shares held of record by broker- dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of each Fund exists. Proxies that are returned to the Funds but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Merrill Lynch has advised the Funds that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 2 and 3 (with respect to Common Shares and AMPS) and Item 1 (with respect to AMPS only) in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will have the same effect as a vote against Items 1, 2 and 3.

        This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statement and the exhibits relating thereto which Florida Insured has filed with the SEC under the Securities Act and the Investment Company Act, to which reference is hereby made.

        The Funds are subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith are required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC: Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the SEC. Reports, proxy statements and other information concerning Florida Insured can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

CUSTODIAN

        BONY acts as the custodian for cash and securities of Florida Insured. The principal business address of BONY in such capacity is 90 Washington Street, New York, New York 10286. State Street acts as the custodian for cash and securities of Florida Insured V. The principal business address of State Street in such capacity is One Heritage Drive, P2N, North Quincy, Massachusetts 02171. It is anticipated that BONY will act as the custodian for the combined fund after the Reorganization.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

        BONY serves as the transfer agent, dividend disbursing agent and registrar with respect to the Common Shares of Florida Insured, pursuant to a registrar, transfer agency and service agreements with Florida Insured. The principal business address of BONY in such capacity is 101 Barclay Street, New York, New York 10286. It is anticipated that BONY will continue to provide these services to the combined fund after the reorganization.

        State Street serves as the transfer agent, dividend disbursing agent and registrar with respect to the Common Shares of Florida Insured V, pursuant to a registrar, transfer agency and service agreement with Florida Insured V. The principal business address of State Street in such capacity is 225 Franklin Street, Boston, Massachusetts 02110.

        BONY serves as the transfer agent, registrar and auction agent to Florida Insured and Florida Insured V, in connection with their respective AMPS, pursuant to separate registrar, transfer agency and service agreements with each Fund. The principal business address of BONY is 101 Barclay Street, New York, New York 10286.

LEGAL PROCEEDINGS

        There are no material legal proceedings to which either Fund is a party.

LEGAL OPINIONS

        Certain legal matters in connection with the Reorganization will be passed upon for the Funds by Brown & Wood LLP , New York, New York. Brown & Wood LLP will rely as to matters of Massachusetts law on the opinion of Bingham Dana LLP, Boston, Massachusetts. Certain information under “Comparison of the Funds—Tax Rules Applicable to the Funds and their Shareholders” relating to matters of Florida law will be passed upon for the Funds by Holland & Knight LLP, Tampa, Florida.

EXPERTS

        The audited financial statements and financial highlights of the Funds included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP , independent auditors for the Funds, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP , is Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400. Deloitte & Touche LLP will serve as the independent auditors for the Combined Fund after the Reorganization.

SHAREHOLDER PROPOSALS

        The 2001 Annual Meetings of Florida Insured and Florida Insured V (if the Reorganization is not approved) are expected to be held in December 2001. If a shareholder of a Fund intends to present a proposal at the 2001 Annual Meeting of Shareholders of that Fund, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the relevant Fund by July 11, 2001.

By Order of the Boards of Trustees

JODI M. PINEDO
Secretary of MuniHoldings Florida Insured Fund
and MuniHoldings Florida Insured Fund V

Plainsboro, New Jersey
Dated: November 8, 2000

INDEX TO FINANCIAL STATEMENTS

Page

Audited Financial Statements for MuniHoldings Florida Insured Fund for the Fiscal Year Ended
August 31, 2000	F-3

Audited Financial Statements for MuniHoldings Florida Insured Fund V for the Fiscal Year Ended
May 31, 2000	F-18

Unaudited Financial Statements for the Combined Fund on a Pro Forma Basis, as of August 31, 2000	F-29

[This page is intentionally left blank.]

Audited Financial Statements for
MuniHoldings Florida Insured Fund
for the Fiscal Year Ended August 31, 2000

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees and Shareholders
MuniHoldings Florida Insured Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings Florida Insured Fund as of August 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period September 26, 1997 (commencement of operations) to August 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings Florida Insured Fund as of August 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 13, 2000

MuniHoldings Florida Insured Fund, August 31, 2000
SCHEDULE OF INVESTMENTS					(in Thousands)
STATE	S&P Ratings	Moody’s Ratings	Face Amount	Issue	Value

Florida — 95.3%	NR*	Aaa	$5,845	Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.80% due 3/01/2028 (e)(h)	$ 6,122

	NR*	Aaa	2,440	Broward County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70% due 2/01/2028 (e)(h)	2,542

				Charlotte County, Florida, Health Care Facilities Revenue Refunding Bonds, RIB (d)(g):
	AAA	Aaa	20,300	6% due 8/26/2027	20,691
	AAA	Aaa	3,000	(Bon Secours Health System), 7.407% due 8/26/2027	3,113

	AAA	NR*	5,000	Charlotte County, Florida, Utility Revenue Refunding Bonds, 5% due 10/01/2023 (i)	4,675

				Clay County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT (e):
	NR*	Aaa	2,005	6.55% due 3/01/2028 (j)	2,099
	NR*	Aaa	2,620	(Multi-County Program), 6.375% due 10/01/2026 (h)	2,743

	AAA	Aaa	1,320	Clay County, Florida, School Board, COP (Master Lease Program), 5.75% due 7/01/2022 (b)	1,356

	NR*	NR*	4,990	Collier County, Florida, IDA, IDR, Refunding (Southern States Utilities), AMT,
				6.50% due 10/01/2025	4,827

	AAA	NR*	9,350	Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70% due 4/01/2028 (e)(h)	9,862

				Dade County, Florida, Water and Sewer System Revenue Bonds (i):
	AAA	Aaa	22,500	5.25% due 10/01/2021	21,911
	AAA	Aaa	17,210	5.25% due 10/01/2026	16,594

	NR*	Aaa	10,510	Duval County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.30% due 10/01/2029 (b)(e)(h)	10,946

	NR*	Aaa	13,445	Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds (Multi-County Program),
				AMT, Series A, 6.375% due 10/01/2026 (b)(j)	14,097

	NR*	Aaa	10,000	Escambia County, Florida, Health Facilities Authority, Health Facility Revenue Bonds (Florida
				Health Care Facility Loan), 5.95% due 7/01/2020 (c)	10,452

	AAA	Aaa	2,750	Escambia County, Florida, Utilities Authority, Utility System Revenue Bonds,
				5.25% due 1/01/2024 (i)	2,660

	AAA	Aaa	3,935	Florida HFA, Homeowner Mortgage Revenue Refunding Bonds, AMT, Series 2,
				5.75% due 7/01/2014 (b)	4,014

	NR*	Aaa	16,360	Florida HFA, Revenue Refunding Bonds, AMT, RITR, Series 12, 6.97% due 7/01/2029 (b)(g)	16,806

Portfolio Abbreviations	To simplify the listings of MuniHoldings Florida Insured Fund’s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.		IDA	Industrial Development Authority
			IDR	Industrial Development Revenue Bonds
			M/F	Multi-Family
			PCR	Pollution Control Revenue Bonds
	AMT	Alternative Minimum Tax (subject to)	RIB	Residual Interest Bonds
	COP	Certificates of Participation	RITR	Residual Interest Trust Receipts
	GO	General Obligation Bonds	S/F	Single-Family
	HFA	Housing Finance Agency	VRDN	Variable Rate Demand Notes

MuniHoldings Florida Insured Fund, August 31, 2000
SCHEDULE OF INVESTMENTS (continued)					(in Thousands)
	S&P	Moody’s	Face
STATE	Ratings	Ratings	Amount	Issue	Value

Florida (continued)	AAA	Aaa	$3,770	Florida HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series A, 6.65% due 1/01/2024 (e)(h)	$ 3,966

	AAA	Aaa	2,055	Florida Housing Finance Corporation, Housing Revenue Bonds (Waverly Apartments), AMT,
				Series C-1, 6.30% due 7/01/2030 (d)	2,117

				Florida Municipal Loan Council Revenue Bonds (b):
	AAA	Aaa	2,365	5% due 4/01/2029	2,186
	AAA	Aaa	1,250	Series B, 5.75% due 11/01/2013	1,331
	AAA	Aaa	1,320	Series B, 5.75% due 11/01/2014	1,395

				Florida State Board of Education, Capital Outlay, GO, Public Education, Series C (i):
	AAA	Aaa	4,000	5.75% due 6/01/2023	4,113
	AAA	Aaa	1,500	5.75% due 6/01/2029	1,539

	AAA	NR*	3,450	Florida State Board of Education, Capital Outlay, GO, RIB, Series 190,
				7.19% due 1/01/2015 (d)(g)	3,692

				Florida State Board of Education, GO, Public Education, Series B (b):
	AAA	Aaa	3,000	5.75% due 6/01/2015	3,088
	AAA	Aaa	9,000	5.75% due 6/01/2017	9,238

				Florida State Board of Education, Lottery Revenue Bonds, Series B (i):
	AAA	Aaa	11,885	6.25% due 7/01/2018	13,003
	AAA	Aaa	12,625	6.25% due 7/01/2019	13,792

	AAA	Aaa	7,165	Florida State Board of Regents, University Systems Improvement Revenue Bonds,
				5.25% due 7/01/2022 (b)	7,010

	AAA	Aaa	3,505	Florida State Department of General Services, Division Facilities Management Revenue Bonds
				(Florida Facilities Pool), Series A, 6% due 9/01/2025 (c)	3,708

				Florida State Turnpike Authority, Turnpike Revenue Bonds (Department of Transportation),
				Series A (i):
	AAA	Aaa	11,250	5% due 7/01/2021	10,597
	AAA	Aaa	25,000	6.25% due 7/01/2029	27,130

	AAA	Aaa	27,000	Hillsborough County, Florida, School Board, COP, 6% due 7/01/2025 (b)	28,389

				Hillsborough County, Florida, School Board, COP, Refunding (Master Lease Program), Series A (b):
	AAA	Aaa	8,000	5.375% due 7/01/2021	7,915
	AAA	Aaa	5,000	5.25% due 7/01/2022	4,854

	AAA	Aaa	2,500	Hillsborough County, Florida, School Board, COP, Revenue Refunding Bonds (Master Lease
				Program), Series A, 5% due 7/01/2023 (b)	2,338

	NR*	Aaa	1,415	Homestead, Florida, Water and Wastewater Revenue Refunding Bonds, 5.25% due 10/01/2027 (c)	1,363

	NR*	Aaa	10,000	Indian Trace, Community Development District, Florida, Water Management, Special Benefit
				Assessment, 5% due 5/01/2027 (b)	9,275

	AAA	NR*	2,415	Jacksonville, Florida, Electric Authority, Electric System Revenue Refunding Bonds, Series 3-A,
				6% due 10/01/2030 (b)	2,491

	AAA	Aaa	22,075	Jacksonville, Florida, Health Facilities Authority, Hospital Revenue Refunding Bonds (Charity
				Obligation Group), Series A, 5.125% due 8/15/2027 (b)	20,471

			Jacksonville, Florida, Port Authority, Airport Revenue Bonds, AMT, Series A (i):
AAA	Aaa	1,295	6.10% due 10/01/2018	1,347
AAA	Aaa	6,375	6.25% due 10/01/2024	6,652

AAA	Aaa	1,650	Jupiter Island, Florida, Utility System Revenue Bonds (South Martin Regional Utility),
			5% due 10/01/2018 (b)	1,582

AAA	Aaa	3,745	Lake County, Florida, School Board, COP, 5% due 7/01/2023 (b)	3,485

AAA	Aaa	14,925	Lee County, Florida, Airport Revenue Bonds, AMT, Series A, 6% due 10/01/2029 (d)	15,651

NR*	Aaa	2,170	Lee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, Series A-6,
			6.45% due 3/01/2031 (e)(f)(h)	2,335

NR*	Aaa	2,910	Lee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series A-2,
			6.30% due 3/01/2029 (e)(f)(h)	2,989

NR*	Aaa	3,015	Manatee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Sub-Series 1,
			6.25% due 11/01/2028 (e)	3,185

A1+	VMIG1†	200	Martin County, Florida, PCR, Refunding (Florida Power & Light Company Project), VRDN,
			4.25% due 7/15/2022 (a)	200

AAA	Aaa	5,150	Miami Beach, Florida, Parking Revenue Bonds, 5.125% due 9/01/2022 (d)	4,918

AAA	Aaa	10,000	Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75% due 9/01/2025 (c)	10,315

AAA	Aaa	10,000	Miami — Dade County, Florida, Aviation Revenue Bonds (Miami International Airport), AMT,
			Series A, 6% due 10/01/2029 (i)	10,512

			Miami — Dade County, Florida, Educational Facilities Authority Revenue Bonds, Series A (c):
AAA	Aaa	17,425	6% due 4/01/2023	18,450
AAA	Aaa	5,000	(University of Miami), 5.75% due 4/01/2029	5,136

AAA	Aaa	18,780	Miami — Dade County, Florida, Expressway Authority, Toll System Revenue Bonds,
			6.375% due 7/01/2029 (i)	20,619

NR*	Aaa	6,705	Miami — Dade County, Florida, GO (Parks Program), 6% due 11/01/2024 (i)	7,093

AAA	Aaa	1,320	Miami — Dade County, Florida, HFA, M/F Mortgage Revenue Bonds (Marbrisa Apartments Project),
			AMT, Series 2A, 6% due 8/01/2026 (d)	1,338

AAA	Aaa	5,100	Miami — Dade County, Florida, IDA, IDR (Airis Miami II LLC Project), AMT, 6% due 10/15/2019 (c)	5,328

AAA	Aaa	2,500	Miami—Dade County, Florida, Professional Sports Franchise Facility Tax Revenue Refunding Bonds,
			5% due 10/01/2023 (b)	2,338

NR*	Aaa	16,225	Miami — Dade County, Florida, Public Service Tax Revenue Bonds (UMSA Public Improvements),
			5% due 10/01/2023 (d)	15,171

AAA	Aaa	10,000	Miami — Dade County, Florida, Water and Sewer Revenue Bonds, Series A,
			5% due 10/01/2029 (i)	9,237

AAA	Aaa	1,750	North Springs, Florida, Improvement District, Water Management, GO, Refunding,
			5% due 5/01/2019 (b)	1,668

AAA	Aaa	2,950	Okeechobee, Florida, Utility Authority, Utility System Revenue Refunding Bonds, Capital
			Improvements, 5% due 10/01/2019 (d)	2,810

NR*	Aaa	1,155	Orange County, Florida, HFA, Homeowner Revenue Refunding Bonds, AMT, Series B-1,
			6.20% due 9/01/2029 (e)(h)	1,194

MuniHoldings Florida Insured Fund, August 31, 2000
SCHEDULE OF INVESTMENTS (concluded)					(in Thousands)
	S&P	Moody’s	Face
STATE	Ratings	Ratings	Amount	Issue	Value

Florida	NR*	Aaa	$2,375	Orange County, Florida, HFA, M/F Housing Revenue Bonds, Series A, 6.40% due 1/01/2031 (b)	$2,484
(concluded)
	AAA	NR*	6,225	Orange County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
				6.85% due 10/01/2027 (e)(h)	6,533

	AAA	Aaa	5,000	Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds (Orlando Regional
				Healthcare), Series A, 6.25% due 10/01/2018 (b)	5,548

	NR*	Aaa	10,000	Orange County, Florida, School Board, COP, Refunding Bonds, Series A, 5.375% due 8/01/2022 (b)	9,817

	AAA	Aaa	27,745	Orange County, Florida, Tourist Development Tax Revenue Bonds, 5.75% due 10/01/2025 (c)	28,413

	AAA	Aaa	15,585	Orange County, Florida, Tourist Development Tax Revenue Refunding Bonds,
				5.125% due 10/01/2021 (b)	14,935

	AAA	Aaa	19,400	Orlando and Orange County, Florida, Expressway Authority, Expressway Revenue Refunding
				Bonds, Junior Lien, 5% due 7/01/2021 (i)	18,273

	NR*	Aaa	3,440	Osceola County, Florida, Sales Tax Revenue Bonds, 5% due 4/01/2024 (d)	3,210

				Palm Beach County, Florida, GO (Liquid Acquisition Program), Series B (b):
	AAA	Aaa	3,730	5.75% due 8/01/2016	3,896
	AAA	Aaa	5,330	5.75% due 8/01/2018	5,530

	NR*	Aaa	2,150	Palm Beach County, Florida, HFA, S/F Homeowner Revenue Refunding Bonds, AMT, Series A-1,
				6.05% due 10/01/2020 (b)(e)(h)	2,202

				Palm Beach County, Florida, School Board, COP, Series A (i):
	AAA	Aaa	5,070	6% due 8/01/2023	5,365
	AAA	Aaa	11,000	6.25% due 8/01/2025	11,914

	AAA	NR*	1,000	Pasco County, Florida, Solid Waste Disposal and Resource Recovery System Revenue Refunding
				Bonds, AMT, 6% due 4/01/2010 (c)	1,081

	AAA	NR*	5,920	Pinellas County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program), AMT,
				Series A, 6.70% due 2/01/2028 (e)(h)	6,166

	AAA	Aaa	2,535	Pinellas County, Florida, Sewer Revenue Refunding Bonds, 5% due 10/01/2024 (i)	2,364

	NR*	Aaa	7,000	Pompano Beach, Florida, Water and Sewer Revenue Bonds, 6% due 7/01/2020 (i)	7,344

	AAA	Aaa	6,585	Saint John’s County, Florida, IDA, IDR (Golf Hall of Fame Project), 5.875% due 9/01/2023 (b)	6,785

	AAA	Aaa	3,750	Saint John’s County, Florida, Sales Tax Revenue Refunding Bonds, 5% due 10/01/2019 (i)	3,573

	A1+	VMIG1†	5,500	Saint Lucie County, Florida, PCR, Refunding (Florida Power and Light Company Project), VRDN,
				4.30% due1/01/2026(a)

	NR*	Aaa	4,055	Saint Lucie County, Florida, School Board, COP, 6.25% due 7/01/2024 (d)	4,390

	AAA	Aaa	3,250	Saint Lucie, Florida, West Services District, Utility Revenue Refunding Bonds, Senior Lien,
				6% due 10/01/2022 (b)	3,451

	AAA	Aaa	27,295	Sunrise, Florida, Utility System Revenue Refunding Bonds, 5% due 10/01/2028 (c)	25,623

	AAA	Aaa	7,000	Sunrise Lakes, Florida, Phase 4 Recreation District, Refunding Bonds, GO,
				5.25% due 8/01/2024 (c)	6,768

	AAA	Aaa	26,585	Tampa Bay, Florida, Water Utility System Revenue Bonds, 6% due 10/01/2024 (i)	28,128

	AAA	Aaa	18,850	Tampa, Florida, Sports Authority Revenue Bonds (Local Option Sales Tax—Stadium Project),
				5.25% due 1/01/2027(b)	18,172

	AAA	Aaa	7,500	Tampa, Florida, Sports Authority Revenue Bonds, Sales Tax Payments (Stadium Project),
				5.25% due 1/01/2027 (b)	7,230

	AAA	NR*	5,600	Tampa, Florida, Utility Tax Improvement Revenue Bonds, 5% due 10/01/2019 (d)	5,335

				Tampa-Hillsborough County, Florida, Expressway Authority, Revenue Refunding Bonds (c):
	AAA	Aaa	2,500	5.125% due 7/01/2019	2,422
	AAA	Aaa	9,000	5% due 7/01/2027	8,346

	AAA	Aaa	3,835	Taylor County, Florida, Sales Tax Revenue Bonds, 6% due 10/01/2025 (i)	4,042

Georgia — 1.2%	AAA	Aaa	9,000	Georgia Municipal Electric Authority, Power Revenue Refunding Bonds, Series EE, 6.40% due 1/01/2023 (c)	9,444

Puerto Rico — 3.1%				Puerto Rico Commonwealth, GO, Public Improvement:
	AAA	Aaa	12,750	6% due 7/01/2029 (b)	13,466
	A	Baa1	3,000	6% due 7/01/2029	3,101

	A	Baa1	8,125	Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue
				Bonds, Series B, 6% due 7/01/2026	8,407

	Total Investments (Cost — $772,736) — 99.6%				793,322
	Other Assets Less Liabilities — 0.4%				2,889

	Net Assets — 100.0%				$796,211

	(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.				(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.
	(b) MBIA Insured.				(h) FNMA Collateralized.
	(c) AMBAC Insured.				(i) FGIC Insured.
	(d) FSA Insured.				(j) FHA Insured.
	(e) GNMA Collateralized.				* Not Rated.
	(f) FHLMC Collateralized.				† Highest short-term rating by Moody’s Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte & Touche LLP .
	See Notes to Financial Statements.

Quality Profile (unaudited)	The quality ratings of securities in the Fund as of August 31, 2000 were as follows:

	S&P Rating/Moody’s Rating			Percent of Net Assets

	AAA /Aaa			96.9%
	A/A			1.4
	NR (Not Rated)			0.6
	Other†			0.7

	† Temporary investments in short-term municipal securities.

MuniHoldings Florida Insured Fund, August 31, 2000
STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

	As of August 31, 2000

Assets:	Investments, at value (identified cost — $772,735,738)		$793,321,650
	Cash		64,503
	Receivables:
	Interest	$12,792,691
	Securities sold	965,973	13,758,664

	Prepaid expenses and other assets		140,674

	Total assets		807,285,491

Liabilities:	Payables:
	Securities purchased	10,348,525
	Dividends to shareholders	316,876
	Investment adviser	258,791	10,924,192

	Accrued expenses and other liabilities		150,453

	Total liabilities		11,074,645

Net Assets:	Net assets		$796,210,846

Capital:	Capital Shares (unlimited number of shares authorized):
	Preferred Shares, par value $.10 per share (13,130 shares of AMPS* issued and outstanding at $25,000 per share liquidation preference)		$328,250,000
	Common Shares, par value $.10 per share (33,780,979 shares issued and outstanding)	$3,378,098
	Paid-in capital in excess of par	516,205,033
	Undistributed investment income — net	2,283,517
	Accumulated realized capital losses on investments — net	(70,566,260)
	Accumulated distributions in excess of realized capital gains on investments — net	(3,925,454)
	Unrealized appreciation on investments — net	20,585,912

	Total — Equivalent to $13.85 net asset value of Common Share (market price — $11.6875)		467,960,846

	Total capital		$796,210,846

	* Auction Market Preferred Shares.
	See Notes to Financial Statements.

STATEMENT OF OPERATIONS

	For the Year Ended August 31, 2000

Investment Income:	Interest and amortization of premium and discount earned		$30,953,280

Expenses:	Investment advisory fees	$2,981,242
	Commission fees	595,917
	Reorganization expenses	467,867
	Transfer agent fees	139,477
	Accounting services	95,729
	Custodian fees	44,934

	Professional fees	39,491
	Printing and shareholder reports	38,658
	Listing fees	24,328
	Trustees’ fees and expenses	21,014
	Pricing fees	18,612
	Other	31,000

	Total expenses before reimbursement	4,498,269
	Reimbursement of expenses	(382,369)

	Total expenses after reimbursement		4,115,900

	Investment income — net		26,837,380

Realized & Unrealized Gain (Loss) On Investments — Net:	Realized loss on investments — net		(27,110,725)
	Change in unrealized appreciation/depreciation on investments — net		63,496,483

	Net Increase in Net Assets Resulting from Operations		$63,223,138

	See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

		For the Year Ended August 31,
	Increase (Decrease) in Net Assets:	2000	1999

Operations:	Investment income — net	$26,837,380	$12,319,438
	Realized loss on investments — net	(27,110,725)	(1,856,838)
	Change in unrealized appreciation/depreciation on investments — net	63,496,483	(17,298,513)

	Net increase (decrease) in net assets resulting from operations	63,223,138	(6,835,913)

Dividends and Distributions to Shareholders:	Investment income — net:
	Common Shares	(16,840,776)	(9,261,991)
	Preferred Shares	(9,464,264)	(2,522,551)
	Realized gain on investments — net:
	Common Shares	—	(795,035)
	Preferred Shares	—	(298,605)
	In excess of realized gain on investments — net:
	Common Shares	—	(2,853,657)
	Preferred Shares	—	(1,071,797)

	Net decrease in net assets resulting from dividends and distributions to shareholders	(26,305,040)	(16,803,636)

Capital Share Transactions:	Proceeds from issuance of Common Shares resulting from reorganization	281,648,040	—
	Proceeds from issuance of Preferred Shares resulting from reorganization	223,500,000	—
	Value of shares issued to Common Shareholders in reinvestment of dividends and distributions	—	518,200

	Net increase in net assets derived from capital share transactions	505,148,040	518,200

Net Assets:	Total increase (decrease) in net assets	542,066,138	(23,121,349)
	Beginning of year	254,144,708	277,266,057

	End of year*	$796,210,846	$254,144,708

	* Undistributed investment income — net	$2,283,517	$1,283,310

	See Notes to Financial Statements.

MuniHoldings Florida Insured Fund, August 31, 2000
FINANCIAL HIGHLIGHTS

	The following per share data and ratios have been derived from information provided in the financial statements.	For the Year Ended August 31,		For the Period Sept. 26, 1997† to Aug. 31, 1998
	Increase (Decrease) in Net Asset Value:	2000	1999

Per Share Operating Performance:	Net asset value, beginning of period	$13.84	$16.03	$15.00

	Investment income — net	.93	1.14	1.08
	Realized and unrealized gain (loss) on investments — net	.08	(1.77)	1.08

	Total from investment operations	1.01	(.63)	2.16

	Less dividends and distributions to Common Shareholders:
	Investment income — net	(.79)	(.86)	(.71)
	Realized gain on investments — net	—	(.07)	—
	In excess of realized gain on investments — net	—	(.27)	—

	Total dividends and distributions to Common Shareholders	(.79)	(1.20)	(.71)

	Capital charge resulting from issuance of Common Shares	—	—	(.03)

	Effect of Preferred Share activity:††
	Dividends and distributions to Preferred Shareholders:
	Investment income — net	(.21)	(.23)	(.30)
	Realized gain on investments — net	—	(.03)	—
	In excess of realized gain on investments — net	—	(.10)	—
	Capital charge resulting from issuance of Preferred Shares	—	—	(.09)

	Total effect of Preferred Share activity	(.21)	(.36)	(.39)

	Net asset value, end of period	$13.85	$13.84	$16.03

	Market price per share, end of period	$11.6875	$12.75	$14.8125

Total Investment	Based on market price per share	(1.96%)	(6.80%)	3.47%‡
Return:**

	Based on net asset value per share	7.03%	(6.51%)	11.97%‡
Ratios Based on Average Net Assets Of Common Shares:
	Total expenses, net of reimbursement and excluding reorganization expenses***	1.18%	1.18%	.87%*

	Total expenses, excluding reorganization expenses***	1.30%	1.26%	1.20%*

	Total expenses***	1.45%	1.26%	1.20%*

	Total investment income — net***	8.65%	7.34%	7.51%*

	Amount of dividends to Preferred Shareholders	3.05%	1.50%	2.07%*

	Investment income — net, to Common Shareholders	5.60%	5.84%	5.44%*

Ratios Based on Total Average Net Assets:†††***	Total expenses, net of reimbursement and excluding reorganization expenses	.67%	.73%	.54%*

	Total expenses, excluding reorganization expenses	.74%	.77%	.75%*

	Total expenses	.83%	.77%	.75%*

	Total investment income — net	4.95%	4.51%	4.70%*

Ratios Based on Average Net Assets Of Preferred Shares:	Dividends to Preferred Shareholders	4.08%	2.39%	3.47%*

Supplemental Data:	Net assets, net of Preferred Shares, end of period (in thousands)	$467,961	$149,395	$172,516

	Preferred Shares outstanding, end of period (in thousands)	$328,250	$104,750	$104,750

	Portfolio turnover	105.22%	120.70%	101.89%

Leverage:	Asset coverage per $1,000	$2,426	$2,426	$2,647

Dividends Per Share on Preferred Shares Outstanding:	Series A — Investment income — net	$985	$606	$753

	Series B — Investment income — net	$984	$598	$764

	Series C — Investment income— net	$610	$—	$—

	Series D — Investment income — net	$595	$—	$—

	Series E — Investment income— net	$585	$—	$—

	* Annualized.	*** Do not reflect the effect of dividends to Preferred Shareholders.
	** Total investment returns based on market value, which can be significantly	†Commencement of operations.
	greater or lesser than the net asset value, may result in substantially	††The Fund’s Preferred Shares were issued on October 16, 1997 (Series A
	different returns. Total investment returns exclude the effects of sales charges.	and Series B) and February 7, 2000 (Series C, Series D and Series E).
	The Fund’s investment adviser voluntarily waived a portion of its	†††Includes Common and Preferred Shares average net assets.
	management fee. Without such waiver, the Fund’s performance would	‡ Aggregate total investment return.
	have been lower.

	See Notes to Financial Statements.

MuniHoldings Florida Insured Fund, August 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund will determine and make available for publication the net asset value of its Common Shares on a weekly basis. The Fund’s Common Shares are listed on the New York Stock Exchange under the symbol MFL. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

• Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

• Options — The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses — Direct expenses relating to the public offering of the Fund’s Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions — Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates.

(g) Reclassification — Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year’s permanent book/tax differences of $467,867 have been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Shares. For the year ended August 31, 2000, FAM earned fees of $2,981,242, of which $382,369 was waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2000 were $567,989,042 and $547,252,038, respectively.

Net realized losses for the year ended August 31, 2000 and net unrealized gains as of August 31, 2000 were as follows:

	Realized Losses	Unrealized Gains

Long-term investments	$(24,688,862)	$20,585,912
Financial futures contracts	(2,421,863)	—

Total	$(27,110,725)	$20,585,912

As of August 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $19,421,266, of which $24,390,047 related to appreciated securities and $4,968,781 related to depreciated securities. The aggregate cost of investments at August 31, 2000 for Federal income tax purposes was $773,900,384.

4. Capital Share Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares,

MuniHoldings Florida Insured Fund, August 31, 2000

NOTES TO FINANCIAL STATEMENTS (continued)

par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding for the year ended August 31, 2000, increased by 22,982,927 as a result of issuance of Common Shares from the reorganization. Shares issued and outstanding for the year ended August 31, 1999, increased by 33,181 as a result of dividend reinvestment.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at August 31, 2000 were as follows: Series A, 4.125%; Series B, 3.99%; Series C, 4.13%; Series D, 4.10%; and Series E, 3.99%.

Shares issued and outstanding during the year ended August 31, 2000, increased by 8,940 as a result of issuance of Preferred Shares from the reorganization. Shares issued and outstanding for the year ended August 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended August 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $294,716 as commissions.

5. Acquisition of Other FAM-Managed Investment Companies:

On February 7, 2000, the Fund acquired all of the net assets of MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III and MuniHoldings Florida Insured Fund IV pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:

	Common Shares Exchanged	AMPS Exchanged

MuniHoldings Florida Insured Fund II
	8,840,687	3,440
MuniHoldings Florida Insured Fund III
	6,181,830	2,160
MuniHoldings Florida Insured Fund IV
	9,126,034	3,340

In exchange for these shares, the Fund issued 22,982,927 common shares and 8,940 AMPS. As of that date, net assets of the acquired funds, including unrealized depreciation and accumulated net realized capital losses, were as follows:

	Net Assets	Unrealized Depreciation	Accumulated Net Realized Capital

Losses

MuniHoldings Florida Insured Fund II
	$191,524,093	$15,673,718	$10,332,909
MuniHoldings Florida Insured Fund II
	$125,485,059	$7,454,639	$13,000,880
MuniHoldings Florida Insured Fund IV
	$188,138,887	$11,088,828	$20,121,746

The aggregate net assets of the Fund immediately after the acquisition amounted to $742,224,491.

6. Capital Loss Carryforward:

At August 31, 2000, the Fund had a net capital loss carry-forward of approximately $40,332,000 of which $8,424,000 expires in 2006, $24,254,000 expires in 2007 and $7,654,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On September 7, 2000, the Fund’s Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.063382 per share, payable on September 28, 2000 to shareholders of record as of September 18, 2000.

[This page is intentionally left blank.]

Audited Financial Statements for
MuniHoldings Florida Insured Fund V
for the Fiscal Year Ended May 31, 2000

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees and Shareholders,
MuniHoldings Florida Insured Fund V:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings Florida Insured Fund V, as of May 31, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period July 23, 1999 (commencement of operations) to May 31, 2000. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings Florida Insured Fund V, as of May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period July 23, 1999 (commencement of operations) to May 31, 2000 in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 5, 2000

MuniHoldings Florida Insured Fund V, May 31, 2000

SCHEDULE OF INVESTMENTS

	S&P	Moody’s	Face
STATE	Ratings	Ratings	Amount	Issue	Value

Alabama — 1.8%	A1	VMIG1†	$1,500	Columbia, Alabama, IDB, PCR, Refunding (Alabama Power Company Project),
				VRDN, Series E, 4.40% due 10/01/2022 (i)	$1,500

Florida — 92.3%	NR*	Aaa	1,000	Bay County, Florida, School Board, COP, 5% due 7/01/2023 (a)	861

	NR*	Aaa	1,200	Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
				Program), AMT, 6.30% due 3/01/2020 (d)	1,214

	NR*	Aaa	2,000	Cityplace Community Development District, Florida, Capital Improvement Revenue
				Bonds, 5% due 5/01/2022 (g)	1,740

	NR*	Aaa	1,825	Clay County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.55% due 3/01/2028 (c)(f)	1,866

	AAA	Aaa	1,575	Dade County, Florida, Aviation Revenue Bonds, AMT, Series A, 5.75% due 10/01/2018 (g)	1,530

	AAA	NR*	2,000	Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70% due 4/01/2028 (d)	2,056

	NR*	Aaa	5,965	Dade County, Florida, Water and Sewer Revenue Bonds, RIB, Series 155, 6.30%
				due 10/01/2025 (b)(h)	5,177

	NR*	Aaa	2,700	Duval County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.30% due
				10/01/2029 (f)(g)	2,721

	NR*	Aaa	3,750	Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds
				(Multi-County Program), AMT, Series A, 6.30% due 10/01/2020 (c)(g)	3,793

	NR*	Baa1	2,900	Escambia County, Florida, PCR (Champion International Corp. Project), AMT,
				6.40% due 9/01/2030	2,755

	AAA	Aaa	3,225	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Refunding
				Bonds, AMT, Series 4, 6.25% due 7/01/2022 (e)	3,239

	AAA	Aaa	3,700	Florida State Board of Education, Lottery Revenue Bonds, Series B, 6.25% due
				7/01/2017 (b)	3,865

	AAA	Aaa	3,650	Florida State Turnpike Authority, Turnpike Revenue Bonds (Department of
				Transportation), Series A, 6.25% due 7/01/2029 (b)	3,762

	AAA	Aaa	2,250	Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric Company
				Project), 6.25% due 12/01/2034 (g)	2,287

	AAA	Aaa	4,000	Hillsborough County, Florida, School Board, COP, 6% due 7/01/2025(g)	4,012

	AAA	Aaa	2,010	Jacksonville, Florida, Port Authority, Airport Revenue Bonds, AMT, Series A,
				6.25% due 10/01/2024 (b)	2,023

	NR*	Aaa	1,470	Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program),
				Series A-1, 7.20% due 3/01/2033 (d)	1,576

	AAA	Aaa	2,000	Miami-Dade County, Florida, Educational Facilities Authority Revenue Bonds,
				Series A, 6% due 4/01/2023 (a)	2,008

	AAA	Aaa	4,000	Miami-Dade County, Florida, Expressway Authority, Toll System Revenue Bonds,
				6.375% due 7/01/2029 (b)	4,159

	AAA	Aaa	3,810	Miami-Dade County, Florida, Professional Sports Franchise Facility Tax Revenue
				Refunding Bonds, 5% due 10/01/2023 (g)	3,296

	AA	NR*	1,500	Orange County, Florida, HFA, S/F, Mortgage Revenue Bonds, AMT, 6.85% due 10/01/2027 (d)	1,553

	NR*	Aaa	1,765	Orange County, Florida, School Board, COP, Refunding Bonds, Series A, 5.375%
				due 8/01/2022	1,625

	AAA	Aaa	3,000	Orlando and Orange County, Florida, Expressway Authority, Expressway Revenue
				Refunding Bonds, Junior Lien, 5% due 7/01/2021 (b)	2,618

	AAA	Aaa	2,205	Palm Beach County, Florida, School Board, COP, Series A, 6.25% due 8/01/2025 (b)	2,267

	AAA	Aaa	2,000	Pinellas County, Florida, Sewer Revenue Refunding Bonds, 5% due 10/01/2024 (b)	1,725

	NR*	Aaa	2,645	Pompano Beach, Florida, Water and Sewer Revenue Bonds, 6% due 7/01/2020 (b)	2,663

	AAA	Aaa	2,135	Saint John’s County, Florida, Sales Tax Revenue Refunding Bonds, 5%
				due 10/01/2019 (b)	1,897

	AAA	Aaa	2,945	Seminole County, Florida, School Board, COP, Series A, 5% due 7/01/2023 (g)	2,533

	AAA	Aaa	3,750	Tampa Bay, Florida, Water Utility System Revenue Bonds, 6% due 10/01/2024 (b)	3,762

	AAA	Aaa	3,575	Tampa-Hillsborough County, Florida, Expressway Authority, Revenue Refunding
				Bonds, 5% due 7/01/2022 (a)	3,109

Georgia — 0.1%	A1	VMIG1†	100	Monroe County, Georgia, Development Authority, PCR, Refunding (Georgia Power
				Company), VRDN, Second Series, 4.50% due 7/01/2025 (i)	100

Pennsylvania — 0.7%	A1+	VMIG1†	600	Geisinger Authority, Pennsylvania, Health System Revenue Refunding Bonds (Penn
				State-Geisinger Health), VRDN, Series B, 4.40% due 8/15/2028 (i)	600

Puerto Rico — 7.4%	AAA	Aaa	3,000	Puerto Rico Commonwealth, GO, Public Improvement, 6% due 7/01/2029 (g)	3,011

	A	Baa1	1,000	Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
				Revenue Bonds, Series B, 6% due 7/01/2026	988

	AAA	Aaa	2,500	Puerto Rico Public Buildings Authority Revenue Bonds (Government Facilities),
				Series B, 5% due 7/01/2027 (a)	2,169

Texas — 3.1%	A1+	NR*	2,600	Harris County, Texas, Health Facilities Development Corporation, Hospital Revenue
				Refunding Bonds (Methodist Hospital), VRDN, 4.30% due 12/01/2025 (i)	2,600

	Total Investments (Cost— $90,694) — 105.4%				88,660
	Liabilities in Excess of Other Assets — (5.4%)				(4,508)

	Net Assets — 100.0%				$84,152

	(a) AMBAC Insured.			(h) The interest rate is subject to change periodically and inversely based
	(b) FGIC Insured.			upon prevailing market rates. The interest rate shown is the rate in effect
	(c) FHA Insured.			at May 31, 2000.
	(d) FNMA/GNMA Collateralized.			(i) The interest rate is subject to change periodically based upon prevailing
	(e) FSA Insured.			market rates. The interest rate shown is the rate in effect at May 31, 2000.
	(f) GNMA Collateralized.			* Not Rated.
	(g) MBIA Insured.			† Highest short-term rating by Moody’s Investors Service, Inc.
				Ratings of issues shown have not been audited by Deloitte & Touche LLP.

	See Notes to Financial Statements.

Portfolio Abbreviations	To simplify the listings of MuniHoldings Florida Insured Fund V’s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.			HFA	Housing Finance Agency
	AMT	Alternative Minimum Tax (subject to)		IDA	Industrial Development Authority
	COP	Certificates of Participation		IDB	Industrial Development Board
	GO	General Obligation Bonds		PCR	Pollution Control Revenue Bonds
				RIB	Residual Interest Bonds
				S/F	Single-Family
				VRDN	Variable Rate Demand Notes

MuniHoldings Florida Insured Fund V, May 31, 2000
STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

	As of May 31, 2000

Assets:	Investments, at value (identified cost — $90,693,633)		$88,659,815
	Cash		79,544
	Interest receivable		1,481,430

	Total assets		90,220,789

Liabilities:	Payables:
	Securities purchased	$5,910,037
	Dividends to shareholders	46,184
	Investment adviser	20,600	5,976,821

	Accrued expenses and other liabilities		92,043

	Total liabilities		6,068,864

Net Assets:	Net assets		$84,151,925

Capital:	Capital Shares (unlimited number of shares authorized):
	Preferred Shares, par value $.10 per share (1,400 shares of AMPS* issued and outstanding at $25,000
	per share liquidation preference)		$35,000,000
	Common Shares, par value $.10 per share (3,698,102 shares issued and outstanding)	$369,810
	Paid-in capital in excess of par	54,563,714
	Undistributed investment income — net	311,715
	Accumulated realized capital losses on investments — net	(4,059,496)
	Unrealized depreciation on investments — net	(2,033,818)

	Total — Equivalent to $13.29 net asset value per Common Share (market price — $11.8125)		49,151,925

	Total capital		$84,151,925

* Auction Market Preferred Shares.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

	For the Period July 23, 1999† to May 31, 2000

Investment	Interest and amortization of premium and discount earned		$4,076,522
Income:

Expenses:	Investment advisory fees	$389,202
	Commission fees	70,034
	Accounting services	43,317
	Professional fees	33,025
	Transfer agent fees	22,284
	Trustees’ fees and expenses	18,498
	Printing and shareholder reports	9,637
	Listing fees	7,290
	Custodian fees	4,840
	Pricing fees	4,209
	Other	8,683

	Total expenses before reimbursement	611,019
	Reimbursement of expenses	(286,284)

	Total expenses after reimbursement		324,735

	Investment income — net		3,751,787

Realized &	Realized loss on investments — net		(4,059,496)
Unrealized Loss on	Unrealized depreciation on investments — net		(2,033,818)

Investments — Net:
	Net Decrease in Net Assets Resulting from Operations		$(2,341,527)

	Commencement of operations.
	See Notes to Financial Statements.

MuniHoldings Florida Insured Fund V, May 31, 2000

STATEMENT OF CHANGES IN NET ASSETS
		For the Period
		July 23, 1999† to
	Increase (Decrease) in Net Assets:	May 31, 2000

Operations:	Investment income — net	$3,751,787
	Realized loss on investments — net	(4,059,496)
	Unrealized depreciation on investments — net	(2,033,818)

	Net decrease in net assets resulting from operations	(2,341,527)

Dividends to	Investment income — net:
Shareholders:	Common Shares	(2,383,525)
	Preferred Shares	(1,056,547)

	Net decrease in net assets resulting from dividends to shareholders	(3,440,072)

Capital Share	Net proceeds from issuance of Common Shares	55,369,350
Transactions:	Proceeds from issuance of Preferred Shares	35,000,000
	Value of shares issued to Common Shareholders in reinvestment of dividends	2,047
	Offering costs resulting from the issuance of Common Shares	(134,648)
	Offering and underwriting costs resulting from the issuance of Preferred Shares	(403,230)

	Net increase in net assets derived from capital share transactions	89,833,519

Net Assets:	Total increase in net assets	84,051,920
	Beginning of period	100,005

	End of period*	$84,151,925

	*Undistributed investment income — net	$ 311,715

	Commencement of operations. See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
	The following per share data and ratios have been derived

	from information provided in the financial statements.	For the Period
		July 23, 1999† to
	Increase (Decrease) in Net Asset Value:	May 31, 2000

Per Share	Net asset value, beginning of period	$15.00

Operating
Performance:	Investment income — net	1.01

	Realized and unrealized loss on investments — net	(1.63)

	Total from investment operations	(.62)

	Less dividends to Common Shareholders from investment income— net	(.64)

	Capital charge resulting from issuance of Common Shares	(.04)

	Effect of Preferred Share activity:††
	Dividends to Preferred Shareholders:
	Investment income — net	(.29)
	Capital charge resulting from issuance of Preferred Shares	(.12)

	Total effect of Preferred Share activity	(.41)

	Net asset value, end of period	$13.29

	Market price per share, end of period	$11.8125

Total Investment Return:**	Based on market price per share	(17.14%)‡

	Based on net asset value per share	(6.77%)‡

Ratios Based on Average Net Assets	Expenses, net of reimbursement* * *	.75%*
Of Common Shares:
	Total expenses* * *	1.42%*

	Total investment income — net* * *	8.70%*

	Amount of dividends to Preferred Shareholders	2.45%*

	Investment income — net, to Common Shareholders	6.25%*

Ratios Based on Total Average Net Assets:***†† †	Expenses, net of reimbursement	.46%*

	Total expenses	.86%*

	Total investment income — net	5.29%*

Ratios Based on Average Net AssetsOf Preferred Shares:	Dividends to Preferred Shareholders	3.80%*

Supplemental	Net assets, net of Preferred Shares, end of period (in thousands)	$49,152
Data:
	Preferred Shares outstanding, end of period (in thousands)	$35,000

	Portfolio turnover	107.02%

Leverage:	Asset coverage per $1,000	$2,404

Dividends Per Share on Preferred Shares Outstanding:	Investment income — net	$755

	* Annualized.	*** Do not reflect the effect of dividends to Preferred Shareholders.
	** Total investment returns based on market value, which can be	† Commencement of operations.
	significantly greater or lesser than the net asset value, may result in	The Fund’s Preferred Shares were issued on August 16, 1999.
	substantially different returns. Total investment returns exclude the	Includes Common and Preferred Shares average net assets.
	effects of sales charges. The Fund’s Investment Adviser voluntarily waived
		‡ Aggregate total investment return.
	a portion of its management fees. Without such waiver, the Fund’s
	performance would have been lower.
	See Notes to Financial Statements.

MuniHoldings Florida Insured Fund V, May 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund V (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Prior to commencement of operations on July 23, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Shares on June 15, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund’s Common Shares are listed on the American Stock Exchange under the symbol FDM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counter-party does not perform under the contract.

• Financial futures contracts — The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

• Options — The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses — Direct expenses relating to the public offering of the Fund’s Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions — Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Shares. For the period July 23, 1999 to May 31, 2000, FAM earned fees of $389,202, of which $257,555 was voluntarily waived. In addition, FAM also reimbursed the Fund $28,729 in additional expenses.

During the period July 23, 1999 to May 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $262,500 in connection with the issuance of the Fund’s Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period July 23, 1999 to May 31, 2000 were $170,800,189 and $81,400,822, respectively.

Net realized losses for the period July 23, 1999 to May 31, 2000 and net unrealized losses as of May 31, 2000 were as follows:

	Realized	Unrealized
	Losses	Losses

Long-term investments	$(4,059,496)	$(2,033,818)

Total	$ (4,059,496)	$(2,033,818)

As of May 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $2,033,818, of which $291,905 related to appreciated securities and $2,325,723 related to depreciated securities. The aggregate cost of investments at May 31, 2000 for Federal income tax purposes was $90,693,633.

4. Capital Share Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding during the period July 23, 1999 to May 31, 2000 increased by 3,691,290 from shares sold and by 145 as a result of dividend reinvestment.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at May 31, 2000 was 4.39%.

In connection with the offering of AMPS, the Board of Trustees reclassified 1,400 shares of unissued beneficial interest as AMPS.

Shares issued and outstanding during the period July 23,1999 to May 31, 2000 increased by 1,400 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period July 23, 1999 to May 31, 2000, MLPF&S an affiliate of FAM, earned $53,248 as commissions.

5. Subsequent Event:

On June 7, 2000, the Fund’s Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.069352 per share, payable on June 29, 2000 to shareholders of record as of June 19, 2000.

6. Capital Loss Carryforward:

At May 31, 2000, the Fund had a net capital loss carryforward of approximately $1,275,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

[This page is intentionally left blank.]

Unaudited Financial Statements for
the Combined Fund
on a Pro Forma Basis, as of August 31, 2000

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

FOR MUNIHOLDINGS FLORIDA INSURED FUND AND
MUNIHOLDINGS FLORIDA INSURED FUND V
(Unaudited)
As of August 31, 2000
(In Thousands)

				Value
S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings Florida Insured Fund	MuniHoldings Florida Insured Fund V	ProForma for Combined Fund
Florida—95.0%
NR*	Aaa	$ 1,000	Bay County, Florida, School Board, COP, 5% due 7/01/2023(c)	$ —	$933	$ 933
NR*	Aaa	5,845	Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.80% due 3/01/2028(e)(h)	6,122	—	6,122
NR*	Aaa	1,200	Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program), AMT, 6.30% due 3/01/2020(k)	—	1,253	1,253
NR*	Aaa	2,440	Broward County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70% due 2/01/2028(e)(h)	2,542	—	2,542
			Charlotte County, Florida, Health Care Facilities Revenue Refunding Bonds, RIB(d)(g):
AAA	Aaa	20,300	6% due 8/26/2027	20,691	—	20,691
AAA	Aaa	3,000	(Bon Secours Health System), 7.407% due 8/26/2027	3,113	—	3,113
AAA	NR*	5,000	Charlotte County, Florida, Utility Revenue Refunding Bonds, 5% due 10/01/2023(i)	4,675	—	4,675
			Clay County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT(e):
NR*	Aaa	3,830	6.55% due 3/01/2028(j)	2,099	1,910	4,009
NR*	Aaa	2,620	(Multi-County Program), 6.375% due 10/01/2026(h)	2,743	—	2,743
AAA	Aaa	1,320	Clay County, Florida, School Board, COP (Master Lease Program), 5.75% due 7/01/2022(b)	1,356	—	1,356
NR*	NR*	4,990	Collier County, Florida, IDA, IDR, Refunding (Southern States Utilities), AMT, 6.50% due 10/01/2025	4,827	—	4,827
AAA	NR*	11,350	Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70% due 4/01/2028(e)(h)	9,862	2,110	11,972
			Dade County, Florida, Water and Sewer System Revenue Bonds(i):
AAA	Aaa	22,500	5.25% due 10/01/2021	21,911	—	21,911
AAA	Aaa	17,210	5.25% due 10/01/2026	16,594	—	16,594
NR*	Aaa	13,210	Duval County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.30% due 10/01/2029(b)(e)(h)	10,946	2,812	13,758
NR*	Aaa	17,195	Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds (Multi-County Program), AMT, Series A, 6.375% due 10/01/2026(b)(j)	14,097	3,917	18,014
NR*	Aaa	12,100	Escambia County, Florida, Health Facilities Authority, Health Facility Revenue Bonds (Florida Health Care Facility Loan), 5.95% due 7/01/2020(c)	10,452	2,195	12,647
AAA	Aaa	2,750	Escambia County, Florida, Utilities Authority, Utility System Revenue Bonds, 5.25% due 1/01/2024(i)	2,660	—	2,660
AAA	Aaa	3,935	Florida HFA, Homeower Mortgage Revenue Refunding Bonds, AMT, Series 2, 5.75% due 7/01/2014(b)	4,014	—	4,014
NR*	Aaa	16,360	Florida HFA Revenue Refunding Bonds, AMT, RITR, Series 12, 6.97% due 7/01/2029(b)(g)	16,806	—	16,806
AAA	Aaa	3,770	Florida HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series A, 6.65% due 1/01/2024(e)(h)	3,966	—	3,966
AAA	Aaa	3,225	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022(d)	—	3,345	3,345
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

FOR MUNIHOLDINGS FLORIDA INSURED FUND AND
MUNIHOLDINGS FLORIDA INSURED FUND V
(Unaudited) (Continued)
As of August 31, 2000
(In Thousands)

				Value
S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings Florida Insured Fund	MuniHoldings Florida Insured Fund V	ProForma for Combined Fund
Florida—continued
AAA	Aaa	2,055	Florida Housing Finance Corporation, Housing Revenue Bonds (Waverly Apartments), AMT, Series C1, 6.30% due 7/01/2030(d)	$ 2,117	—	$ 2,117
			Florida Municipal Loan Council Revenue Bonds(b):
AAA	Aaa	$ 2,365	5% due 4/01/2029	2,186	—	2,186
AAA	Aaa	1,250	Series B, 5.75% due 11/01/2013	1,331	—	1,331
AAA	Aaa	1,320	Series B, 5.75% due 11/01/2014	1,395	—	1,395
			Florida State Board of Education, Capital Outlay, GO, Public Education, Series C(i):
AAA	Aaa	4,000	5.75% due 6/01/2023	4,113	—	4,113
AAA	Aaa	1,500	5.75% due 6/01/2029	1,539	—	1,539
AAA	NR*	3,450	Florida State Board of Education, Capital Outlay, GO, RIB, Series 190, 7.19% due 1/01/2015(d)(g)	3,692	—	3,692
			Florida State Board of Education, GO, Public Education, Series B(b):
AAA	Aaa	3,000	5.75% due 6/01/2015	3,088	—	3,088
AAA	Aaa	9,000	5.75% due 6/01/2017	9,238	—	9,238
AAA	Aaa	2,600	Florida State Board of Education, Capital Outlay, GO, Public Education, Series C, 5.75% due 6/01/2023(i)	—	$2,673	2,673
			Florida State Board of Education, Lottery Revenue Bonds, Series B(i):
AAA	Aaa	3,700	6.25% due 7/01/2017	—	4,057	4,057
AAA	Aaa	11,885	6.25% due 7/01/2018	13,003	—	13,003
AAA	Aaa	12,625	6.25% due 7/01/2019	13,792	—	13,792
AAA	Aaa	1,080	Florida State Board of Regents, Housing Revenue Bonds (University of Florida), 6% due 7/01/2018	—	1,153	1,153
AAA	Aaa	7,165	Florida State Board of Regents, University Systems Improvement Revenue Bonds, 5.25% due 7/01/2022(b)	7,010	—	7,010
AAA	Aaa	3,505	Florida State Department of General Services, Division Facilities Management Revenue Bonds (Florida Facilities Pool), Series A, 6% due 9/01/2025(c)	3,708	—	3,708
			Florida State Turnpike Authority, Turnpike Revenue Bonds (Department of Transportation), Series A(i):
AAA	Aaa	11,250	5% due 7/01/2021	10,597	—	10,597
AAA	Aaa	28,650	6.25% due 7/01/2029	27,130	3,961	31,091
AAA	Aaa	3,250	Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric Company Project), 6.25% due 12/01/2034(b)	—	3,414	3,414
AAA	Aaa	31,000	Hillsborough County, Florida, School Board, COP, 6% due 7/01/2025(b)	28,389	4,206	32,595
			Hillsborough County, Florida, School Board, COP, Refunding (Master Lease Program), Series A(b):
AAA	Aaa	8,000	5.375% due 7/01/2021	7,915	—	7,915
AAA	Aaa	5,000	5.25% due 7/01/2022	4,854	—	4,854
AAA	Aaa	2,500	Hillsborough County, Florida, School Board, COP, Revenue Refunding Bonds (Master Lease Program), Series A, 5% due 7/01/2023(b)	2,338	—	2,338
NR*	Aaa	1,415	Homestead, Florida, Water and Wastewater Revenue Refunding Bonds, 5.25% due 10/01/2027(c)	1,363	—	1,363
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

FOR MUNIHOLDINGS FLORIDA INSURED FUND AND
MUNIHOLDINGS FLORIDA INSURED FUND V
(Unaudited) (Continued)
As of August 31, 2000
(In Thousands)

				Value
S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings Florida Insured Fund	MuniHoldings Florida Insured Fund V	ProForma for Combined Fund
Florida—continued
NR*	Aaa	10,000	Indian Trace, Community Development District, Florida, Water Management, Special Benefit Assessment, 5% due 5/01/2027(b)	$ 9,275	—	$ 9,275
AAA	NR*	2,415	Jacksonville, Florida, Electric Authority, Electric System Revenue Refunding Bonds, Series 3-A, 6% due 10/01/2030(b)	2,491	—	2,491
AAA	Aaa	22,075	Jacksonville, Florida, Health Facilities Authority, Hospital Revenue Refunding Bonds (Charity Obligation Group), Series A, 5.125% due 8/15/2027(b)	20,471	—	20,471
			Jacksonville, Florida, Port Authority, Airport Revenue Bonds, AMT, Series A(i):
AAA	Aaa	1,295	6.10% due 10/01/2018	1,347	—	1,347
AAA	Aaa	8,385	6.25% due 10/01/2024	6,652	$2,097	8,749
AAA	Aaa	1,650	Jupiter Island, Florida, Utility System Revenue Bonds (South Martin Regional Utility), 5% due 10/01/2018(b)	1,582	—	1,582
AAA	Aaa	3,745	Lake County, Florida, School Board, COP, 5% due 7/01/2023(b)	3,485	—	3,485
AAA	Aaa	14,925	Lee County, Florida, Airport Revenue Bonds, AMT, Series A, 6% due 10/01/2029(d)	15,651	—	15,651
NR*	Aaa	2,170	Lee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, Series A-6, 6.45% due 3/01/2031(e)(f)(h)	2,335	—	2,335
NR*	Aaa	1,470	Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program), Series A-1, 7.20% due 3/01/2033(k)	—	1,617	1,617
NR*	Aaa	2,910	Lee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series A-2, 6.30% due 3/01/2029(e)(f)(h)	2,989	—	2,989
NR*	Aaa	3,015	Manatee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Sub-Series 1, 6.25% due 11/01/2028(e)	3,185	—	3,185
A1+	VMIG1†	200	Martin County, Florida, PCR, Refunding (Florida Power & Light Company Project), VRDN, 4.25% due 7/15/2022(a)(g)	200	—	200
AAA	Aaa	5,150	Miami Beach, Florida, Parking Revenue Bonds, 5.125% due 9/01/2022(d)	4,918	—	4,918
AAA	Aaa	10,000	Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75% due 9/01/2025(c)	10,315	—	10,315
AAA	Aaa	10,000	Miami-Dade County, Florida, Aviation Revenue Bonds (Miami International Airport), AMT, Series A, 6% due 10/01/2029(i)	10,512	—	10,512
			Miami-Dade County, Florida, Educational Facilities Authority Revenue Bonds, Series A(c):
AAA	Aaa	19,425	6% due 4/01/2023	18,450	2,118	20,568
AAA	Aaa	5,000	(University of Miami), 5.75% due 4/01/2029	5,136	—	5,136
AAA	Aaa	22,780	Miami-Dade County, Florida, Expressway Authority, Toll System Revenue Bonds, 6.375% due 7/01/2029(i)	20,619	4,392	25,011
NR*	Aaa	6,705	Miami-Dade County, Florida, GO (Parks Program), 6% due 11/01/2024(i)	7,093	—	7,093
AAA	Aaa	1,320	Miami-Dade County, Florida, HFA, M/F Mortgage Revenue Bonds (Marbrisa Apartments Project), AMT, Series 2A, 6% due 8/01/2026(d)	1,338	—	1,338
AAA	Aaa	5,100	Miami-Dade County, Florida, IDA, IDR (Airis Miami II LLC Project), AMT, 6% due 10/15/2019(c)	5,328	—	5,328
AAA	Aaa	5,810	Miami-Dade County, Florida, Professional Sports Franchise Facility Tax Revenue Refunding Bonds, 5% due 10/01/2023(b)	2,338	3,095	5,433
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

FOR MUNIHOLDINGS FLORIDA INSURED FUND AND
MUNIHOLDINGS FLORIDA INSURED FUND V
(Unaudited) (Continued)
As of August 31, 2000
(In Thousands)

				Value
S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings Florida Insured Fund	MuniHoldings Florida Insured Fund V	ProForma for Combined Fund
Florida—continued
NR*	Aaa	16,225	Miami-Dade County, Florida, Public Service Tax Revenue Bonds (UMSA Public Improvements), 5% due 10/01/2023(d)	$15,171	—	$15,171
AAA	Aaa	11,345	Miami-Dade County, Florida, Water and Sewer Revenue Bonds, Series A, 5% due 10/01/2029(i)	9,237	$1,242	10,479
AAA	Aaa	1,750	North Springs, Florida, Improvement District, Water Management, GO, Refunding, 5% due 5/01/2019(b)	1,668	—	1,668
AAA	Aaa	2,950	Okeechobee, Florida, Utility Authority, Utility System Revenue Refunding Bonds, Capital Improvements, 5% due 10/01/2019(d)	2,810	—	2,810
NR*	Aaa	1,155	Orange County, Florida, HFA, Homeowner Revenue Refunding Bonds, AMT, Series B-1, 6.20% due 9/01/2029(e)(h)	1,194	—	1,194
NR*	Aaa	2,375	Orange County, Florida, HFA, M/F Housing Revenue Bonds, Series A, 6.40% due 1/01/2031(b)	2,484	—	2,484
AAA	NR*	7,725	Orange County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.85% due 10/01/2027(e)(h)	6,533	1,574	8,107
AAA	Aaa	5,000	Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds (Orlando Regional Healthcare), Series A, 6.25% due 10/01/2018(b)	5,548	—	5,548
NR*	Aaa	11,765	Orange County, Florida, School Board, COP, Refunding Bonds, Series A, 5.375% due 8/01/2022(b)	9,817	1,733	11,550
AAA	Aaa	31,745	Orange County, Florida, Tourist Development Tax Revenue Bonds, 5.75% due 10/01/2025(c)	28,413	4,096	32,509
AAA	Aaa	18,585	Orange County, Florida, Tourist Development Tax Revenue Refunding Bonds, 5.125% due 10/01/2021(b)	14,935	2,875	17,810
AAA	Aaa	22,400	Orlando and Orange County, Florida, Expressway Authority, Expressway Revenue Refunding Bonds, Junior Lien, 5% due 7/01/2021(i)	18,273	2,826	21,099
NR*	Aaa	3,440	Osceola County, Florida, Sales Tax Revenue Bonds, 5% due 4/01/2024(d)	3,210	—	3,210
			Palm Beach County, Florida, GO (Liquid Acquisition Program), Series B(b):
AAA	Aaa	3,730	5.75% due 8/01/2016	3,896	—	3,896
AAA	Aaa	5,330	5.75% due 8/01/2018	5,530	—	5,530
NR*	Aaa	2,150	Palm Beach County, Florida, HFA, S/F Homeowner Revenue Refunding Bonds, AMT, Series A-1, 6.05% due 10/01/2020(b)(e)(h)	2,202	—	2,202
			Palm Beach County, Florida, School Board, COP, Series A(i):
AAA	Aaa	5,070	6% due 8/01/2023	5,365	—	5,365
AAA	Aaa	13,205	6.25% due 8/01/2025	11,914	2,388	14,302
AAA	NR*	1,000	Pasco County, Florida, Solid Waste Disposal and Resource Recovery System Revenue Refunding Bonds, AMT, 6% due 4/01/2010(c)	1,081	—	1,081
AAA	NR*	5,920	Pinellas County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program), AMT, Series A, 6.70% due 2/01/2028(e)(h)	6,166	—	6,166
AAA	Aaa	4,535	Pinellas County, Florida, Sewer Revenue Refunding Bonds, 5% due 10/01/2024(i)	2,364	1,865	4,229
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

FOR MUNIHOLDINGS FLORIDA INSURED FUND AND
MUNIHOLDINGS FLORIDA INSURED FUND V
(Unaudited) (Continued)
As of August 31, 2000
(In Thousands)

				Value
S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings Florida Insured Fund	MuniHoldings Florida Insured Fund V	ProForma for Combined Fund
Florida—continued
NR*	Aaa	9,645	Pompano Beach, Florida, Water and Sewer Revenue Bonds, 6% due 7/01/2020(i)	$ 7,344	$2,775	$10,119
AAA	Aaa	6,585	Saint John’s County, Florida, IDA, IDR (Golf Hall of Fame Project), 5.875% due 9/01/2023(b)	6,785	—	6,785
AAA	Aaa	5,885	Saint John’s County, Florida, Sales Tax Revenue Refunding Bonds, 5% due 10/01/2019(i)	3,573	2,034	5,607
A1+	VMIG1†	5,500	Saint Lucie County, Florida, PCR, Refunding (Florida Power and Light Company Project), VRDN, 4.30% due 1/01/2026(a)	5,500	—	5,500
NR*	Aaa	4,055	Saint Lucie County, Florida, School Board, COP, 6.25% due 7/01/2024(d)	4,390	—	4,390
AAA	Aaa	3,250	Saint Lucie, Florida, West Services District, Utility Revenue Refunding Bonds, Senior Lien, 6% due 10/01/2022(b)	3,451	—	3,451
AAA	Aaa	27,295	Sunrise, Florida, Utility System Revenue Refunding Bonds, 5% due 10/01/2028(c)	25,623	—	25,623
AAA	Aaa	7,000	Sunrise Lakes, Florida, Phase 4 Recreation District, Refunding Bonds, GO, 5.25% due 8/01/2024(c)	6,768	—	6,768
AAA	Aaa	18,850	Tampa, Florida, Sports Authority Revenue Bonds (Local Option Sales Tax—Stadium Project), 5.25% due 1/01/2027(b)	18,172	—	18,172
AAA	Aaa	7,500	Tampa, Florida, Sports Authority Revenue Bonds, Sales Tax Payments (Stadium Project), 5.25% due 1/01/2027(b)	7,230	—	7,230
AAA	NR*	5,600	Tampa, Florida, Utility Tax Improvement Revenue Bonds, 5% due 10/01/2019(d)	5,335	—	5,335
AAA	Aaa	30,335	Tampa Bay, Florida, Water Utility System Revenue Bonds, 6% due 10/01/2024(i)	28,128	3,968	32,096
			Tampa-Hillsborough County, Florida, Expressway Authority Revenue Refunding Bonds(c):
AAA	Aaa	2,500	5.125% due 7/01/2019	2,422	—	2,422
AAA	Aaa	3,575	5% due 7/01/2022	—	3,353	3,353
AAA	Aaa	9,000	5% due 7/01/2027	8,346	—	8,346
AAA	Aaa	3,835	Taylor County, Florida, Sales Tax Revenue Bonds, 6% due 10/01/2025(i)	4,042	—	4,042
Georgia—1.1%
AAA	Aaa	9,000	Georgia Municipal Electric Authority, Power Revenue Refunding Bonds, Series EE, 6.40% due 1/01/2023(c)	9,444	—	9,444
New York—0.0%
AA	VMIG1†	100	New York City, New York, City Transitional Finance Authority Revenue Bonds, Future Tax Secured, VRDN, Series C, 4.15% due 5/01/2028(a)	—	100	100

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS

FOR MUNIHOLDINGS FLORIDA INSURED FUND AND
MUNIHOLDINGS FLORIDA INSURED FUND V
(Unaudited) (Concluded)
As of August 31, 2000
(In Thousands)

				Value
S&P Ratings	Moody’s Ratings	Face Amount		MuniHoldings Florida Insured Fund	MuniHoldings Florida Insured Fund V	ProForma for Combined Fund
Puerto Rico—3.4%
			Puerto Rico Commonwealth, GO, Public Improvement:
AAA	Aaa	15,750	6% due 7/01/2029(b)	$ 13,466	$ 3,168	$ 16,634
A	Baa1	3,000	6% due 7/01/2029	3,101	—	3,101
A	Baa1	10,125	Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue Bonds, Series B, 6% due 7/01/2026	8,407	2,069	10,476

Total Investments (Cost—$857,129)—99.5%				793,322	87,324	880,646
Other Assets Less Liabilities—0.5%				2,889	1,464	1,671	**

Net Assets—100.0%				$796,211	$88,788	$882,317	**

(a)	The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.
(b)	MBIA Insured.
(c)	AMBAC Insured.
(d)	FSA Insured.
(e)	GNMA Collateralized.
(f)	FHLMC Collateralized.
(g)	The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2000.
(h)	FNMA Collateralized.
(i)	FGIC Insured.
(j)	FHA Insured.
(k)	FNMA/GNMA Collateralized.
*	Not Rated.
**	Amounts reflect Pro Forma adjustment to the Statement of Assets, Liabilities and Capital.
†	Highest short-term rating by Moody’s Investors Service, Inc.

See Notes to Financial Statements.

Portfolio Abbreviations

        To simplify the listing of MuniHoldings Florida Insured Fund’s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT	Alternative Minimum Tax (subject to)
COP	Certificates of Participation
GO	General Obligation Bonds
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDR	Industrial Development Revenue Bonds
M/F	Multi-Family
PCR	Pollution Control Revenue Bonds
RIB	Residual Interest Bonds
RITR	Residual Interest Trust Receipts
S/F	Single-Family
VRDN	Variable Rate Demand Notes

        The following unaudited Pro Forma Combined Statement of Assets, Liabilities and Capital has been derived from the Statement of Assets, Liabilities and Capital of the respective Funds at August 31, 2000 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on August 31, 2000. The Pro Forma Combined Statement of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated on August 31, 2000. The Pro Forma Combined Statement of Assets, Liabilities and Capital should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in this Joint Proxy Statement and Prospectus.

PRO FORMA COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

FOR MUNIHOLDINGS FLORIDA INSURED FUND AND
MUNIHOLDINGS FLORIDA INSURED FUND V
(Unaudited)
As of August 31, 2000

	MuniHoldings Florida Insured Fund	MuniHoldings Florida Insured Fund V	Adjustments	Pro Forma for Combined Fund
Assets:
Investments, at value*	$793,321,650	$87,323,963		$880,645,613
Cash	64,503	26,296		90,799
Receivables:
Interest	12,792,691	1,550,192		14,342,883
Securities sold	965,973	—		965,973
Prepaid expenses and other assets	140,674	—		140,674

Total assets	807,285,491	88,900,451		896,185,942

Liabilities:
Payables:
Securities purchased	10,348,525	—		10,348,525
Dividends to shareholders	316,876	39,664	$2,595,845	2,952,385
Investment adviser	258,791	17,924		276,715
Accrued expenses and other liabilities	150,453	54,381	86,000 (1)	290,834

Total liabilities	11,074,645	111,969	2,681,845	13,868,459

Net Assets:
Net Assets	$796,210,846	$88,788,482	$(2,681,845)	$882,317,483

Capital
Capital Shares (unlimited number of shares authorized)
Preferred Shares, par value $.10 per share of AMPS** issued and outstanding+ at $25,000 per share liquidation preference	$328,250,000	$35,000,000		$363,250,000
Common Shares, par value $.10 per share issued and outstanding++	3,378,098	369,810	$ 17,492	3,765,400
Paid-in capital in excess of par	516,205,033	54,563,714	(103,492)	570,665,255
Undistributed investment income—net	2,283,517	312,328	(2,595,845)	—
Accumulated realized capital losses on investments—net	(70,566,260)	(4,388,740)		(74,955,000)
Accumulated distributions in excess of realized capital gains on investments—net	(3,925,454)	—		(3,925,454)
Unrealized appreciation on investments—net	20,585,912	2,931,370		23,517,282

Total capital	$796,210,846	$88,788,482	$(2,681,845)	$882,317,483

Net asset value per Common Share	$ 13.85	$ 14.54		$ 13.79

* Identified Cost	$772,735,738	$84,392,593		$857,128,331
+ Shares issued and outstanding	13,130	1,400		14,530
++ Shares issued and outstanding	33,780,979	3,698,102	174,920	37,654,001

**	Auction Market Preferred Shares.
(1)
Reflects the charge for estimated Reorganization expenses of $86,000 attributable to Muniholdings Florida Insured Fund V. The Reorganization expenses of $104,000 attributable to Muniholdings Florida Insured Fund will be paid by Fund Asset Management, L.P.

See Notes to Financial Statements.

        The following unaudited Pro Forma Combined Statement of Operations has been derived from the Statement of Operations of the respective Funds for the period September 1, 1999 to August 31, 2000 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on September 1, 1999. The Pro Forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on September 1, 1999 nor which may result from future operations. The Pro Forma Combined Statement of Operations should be read in conjunction with the Funds’ financial statements and related notes thereto which are included in this Joint Proxy Statement and Prospectus.

PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR MUNIHOLDINGS FLORIDA INSURED FUND
AND MUNIHOLDINGS FLORIDA INSURED FUND V
(Unaudited)
For the Period September 1, 1999 to August 31, 2000

	MuniHoldings Florida Insured Fund	MuniHoldings Florida Insured Fund V	Adjustments(1)	Pro Forma for Combined Fund(2)
Investment Income:
Interest and amortization of premium and discount earned	$30,953,280	$4,962,154		$35,915,434

Expenses:
Investment advisory fees	2,981,242	461,868		3,443,110
Commission fees	595,917	84,054		679,971
Reorganization expenses	467,867	—	$(467,867)	—
Transfer agent fees	139,477	27,143	(15,000)	151,620
Accounting services	95,729	53,159	(43,000)	105,888
Professional fees	39,491	43,236	(43,236)	39,491
Printing and shareholder reports	38,658	12,113	(7,050)	43,721
Custodian fees	44,934	5,299	(1,000)	49,233
Trustees’ fees and expenses	21,014	22,686	(22,686)	21,014
Listing fees	24,328	8,300	(8,300)	24,328
Pricing fees	18,612	5,111	(4,000)	19,723
Other	31,000	9,407	(5,600)	34,807

Total expenses before reimbursement	4,498,269	732,376	(617,739)	4,612,906
Reimbursement of expenses	(382,369)	(271,107)		(653,476)

Total expenses after reimbursement	4,115,900	461,269	(617,739)	3,959,430

Investment income—net	26,837,380	4,500,885	617,739	31,956,004

Realized & Unrealized Gains (Loss) on Investments—Net
Realized loss on investments—net	(27,110,725)	(4,147,538)		(31,258,263)
Change in unrealized appreciation/depreciation on investments—net	63,496,483	3,910,949		67,407,432

Net Increase in Net Assets Resulting from Operations	$63,223,138	$4,264,296	$ 617,739	$68,105,173

(1)
Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting, and other services and excludes prior Reorganization expenses of $467,867.

(2)
This Pro Forma Combined Statement of Operations excludes prior Reorganization expenses of $467,867 and non-recurring aggregate estimated Reorganization expenses of $190,000, of which $104,000 is attributable to MuniHoldings Florida Insured Fund and will be paid by Fund Asset Management, L.P. and of which $86,000 is attributable to MuniHoldings Florida Insured Fund V.

See Notes to Financial Statements.

MUNIHOLDINGS FLORIDA INSURED FUND

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

        MuniHoldings Florida Insured Fund (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund will determine and make available for publication the net asset value of its Common Shares on a weekly basis. The Fund’s Common Shares are listed on the New York Stock Exchange under the symbol MFL. The following is a summary of significant accounting policies followed by the Fund.

        (a)  Valuation of investments—Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund’s pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

        (b)  Derivative financial instruments—The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•
Financial futures contracts—The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

•
Options—The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

        When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

MUNIHOLDINGS FLORIDA INSURED FUND

NOTES TO FINANCIAL STATEMENTS—(concluded)

        Written and purchased options are non-income producing investments.

        (c)  Income taxes—It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

        (d)  Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

        (e)  Dividends and distributions—Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates.

        (f)  Reclassification—Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year’s permanent book/tax differences of $467,867 have been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2.    Investment Advisory Agreement and Transactions with Affiliates:

        The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. (“FAM”). The general partner of FAM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner.

        FAM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund’s average weekly net assets, including proceeds from the issuance of Preferred Shares. For the year ended August 31, 2000, FAM earned fees of $2,981,242, of which $382,369 was waived for MuniHoldings Florida Insured and $461,868 of which $271,107 was waived for MuniHoldings Florida Insured V.

        Accounting services are provided to the Fund by FAM at cost.

        Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.
EXHIBIT I

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Defined Term Used in Exhibit I	Fiscal Year End	State of Organization	Meeting Time
MuniHoldings Florida Insured Fund	Florida Insured	8/31	MA	10:00 a.m.
MuniHoldings Florida Insured Fund V	Florida Insured V	5/31	MA	10:30 a.m.

	Capital Shares Outstanding as of the Record Date
Fund	Common Shares	AMPS
Florida Insured	33,780,979	13,130
Florida Insured V	3,698,102	1,400

Information Pertaining to Officers and Trustees

	Year in Which Each Trustee/Nominee Became a Trustee
Fund	Forbes	Glenn	Montgomery	Reilly	Ryan	Suddarth	West	Zinbarg
Florida Insured	1997	1999	1997	1997	1997	2000	1997	2000
Florida Insured V	1999	1999	1999	1999	1999	2000	1999	2000

        Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by each Fund to non-affiliated Trustees during that Fund’s most recently completed fiscal year.

	Board			Audit Committee
Fund	# Meetings Held*	Annual Fee($)	Per Meeting Fee ($)**	# Meetings Held	Annual Fee ($)	Per Meeting Fee ($)***	Aggregate Fees and Expenses ($)
Florida Insured	4	$2,000	$200	4	$900	N/A	$21,014
Florida Insured V	4	$2,000	$200	4	$900	N/A	$18,498

*	Includes meetings held via teleconferencing equipment.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	The Chairman of the Audit Committee of each Fund received an annual fee of $1,000. Effective July 2000, Mr. Forbes and Mr. Reilly are Co-Chairmen of the Audit Committee, each receiving $500 annually.

        Set forth in the table below is information regarding compensation paid by the Funds to the non-affiliated Trustees for the most recently completed fiscal year.

	Compensation From Florida Insured and Florida Insured V ($)*
Fund	Forbes	Montgomery	Reilly	Ryan	Suddarth	West	Zinbarg
Florida Insured	$3,600	$3,600	$4,600	$3,600	$900	$3,600	$900
Florida Insured V	$3,600	$3,600	$4,600	$3,600	$ 0	$3,600	$ 0

*	No pension or retirement benefits are accrued as part of Fund expenses.

        Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLIM (“FAM/MLIM Advised Funds”), including the Funds, to the non-affiliated Trustees for the year ended December 31, 1999.

Name of Trustee	Aggregate Compensation From FAM/MLIM Advised Funds Paid to Trustees ($)*
Ronald W. Forbes	$213,900
Cynthia A. Montgomery	$213,900
Charles C. Reilly	$400,025
Kevin A. Ryan	$213,900
Roscoe S. Suddarth**	—
Richard R. West	$388,775
Edward D. Zinbarg**	$140,875

*
The Trustees serve on the boards of FAM/MLIM-advised funds as follows: Mr. Forbes (58 registered investment companies consisting of 58 portfolios); Ms. Montgomery (58 registered investment companies consisting of 58 portfolios); Mr. Reilly (58 registered investment companies consisting of 58 portfolios); Mr. Ryan (58 registered investment companies consisting of 58 portfolios); Mr. Suddarth (58 registered investment companies consisting of 58 portfolios); Mr. West (68 registered investment companies consisting of 68 portfolios); and Mr. Zinbarg (58 registered investment companies consisting of 58 portfolios).

**
Mr. Suddarth was not a Director/Trustee of any FAM/MLIM-Advised Funds as of December 31, 1999, but was elected a Director/Trustee of certain FAM/MLIM-Advised Funds (including Florida Insured and Florida Insured V) during 2000.

        Set forth in the table below is information about the officers of Florida Insured and Florida Insured V.

			Officer Since
			Florida	Florida
Name and Biography	Age	Office	Insured	Insured V
Terry K. Glenn	60	President	1997 *	1999
    Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) since 1983; President of FAMD since
    1986 and Director thereof since 1991; Executive Vice President and Director of
    Princeton Services since 1993; President of Princeton Administrators, L.P. since
1988.

Vincent R. Giordano	56	Senior Vice President	1997	1999
Managing Director of MLIM since 2000; Senior Vice President of FAM and MLIM from 1984 to 2000; Portfolio Manager of FAM and MLIM since 1977; Senior Vice President of Princeton Services since 1993.

Kenneth A. Jacob	49	Vice President	1997	1999
First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.

Donald C. Burke	40	Vice President	1997	1999
First Vice President and Treasurer of MLIM and FAM since 2000; Senior Vice President of MLIM from 1999 to 2000; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.		Treasurer	1999	1999

Robert A. DiMella, CFA	34	Vice President	1997	—
Vice President of MLIM since 1997; Assistant Vice President of MLIM from 1995 to 1997; Assistant Portfolio Manager of MLIM from 1993 to 1995.

Robert D. Sneeden	47	Vice President	1997	1999
Assistant Vice President and Portfolio Manager of MLIM since 1994; Vice President of Lehman Brothers from 1990 to 1994.

Jodi M. Pinedo	30	Secretary	2000	2000
Vice President of MLIM since April 2000; Attorney with MLIM since 1999; Senior Paralegal for MLIM from 1998 to 1999; Senior Legal Specialist for Merrill Lynch from 1996 to 1998.

*	Mr. Glenn was elected President of Florida Insured in 1999. Prior to that he served as Executive Vice President of Florida Insured.

EXHIBIT II

AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 6th day of November, 2000, by and between MuniHoldings Florida Insured Fund, a Massachusetts business trust (“Florida Insured”) and MuniHoldings Florida Insured Fund V, a Massachusetts business trust (“Florida Insured V”). (Florida Insured and Florida Insured V are sometimes referred to herein collectively as the “Funds”).

PLAN OF REORGANIZATION

        The reorganization will comprise the following:

        (a)(1) the acquisition by Florida Insured of substantially all of the assets, and the assumption by Florida Insured of substantially all of the liabilities of Florida Insured V in exchange solely for an equal aggregate value of newly issued (A) common shares of beneficial interest, with a par value of $0.10 per share, of Florida Insured (“Florida Insured Common Shares”) and (B) auction market preferred shares of Florida Insured, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to be designated Series B (“Florida Insured Series B AMPS”), and (2) the subsequent distribution by Florida Insured V to Florida Insured V shareholders of (x) all of the Florida Insured Common Shares received by Florida Insured V in exchange for such shareholders’ common shares of beneficial interest, with a par value of $0.10 per share, of Florida Insured V (“Florida Insured V Common Shares”), including Florida Insured V Common Shares representing the Dividend Reinvestment Plan (DRIP) shares held in the book deposit accounts of the holders of Florida Insured V Common Shares and (y) all of the Florida Insured Series B AMPS received by Florida Insured V in exchange for such shareholders’ auction market preferred shares of Florida Insured V, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), designated Series A (“Florida Insured V Series A AMPS”);

all upon and subject to the terms hereinafter set forth (collectively, the “Reorganization”).

        In the course of the Reorganization, Florida Insured Common Shares and Florida Insured Series B AMPS will be distributed to the shareholders of Florida Insured V as follows:

        (1) each holder of Florida Insured V Common Shares will be entitled to receive a number of Florida Insured Common Shares equal to the aggregate net asset value of the Florida Insured V Common Shares owned by such shareholder on the Exchange Date (as defined in Section 7(a) of the Agreement); and (2) each holder of Florida Insured V AMPS will be entitled to receive a number of shares of Florida Insured Series B AMPS equal to the aggregate liquidation preference (and aggregate value) of the Florida Insured V AMPS owned by such shareholder on the Exchange Date.

        It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

        Prior to the Exchange Date, Florida Insured V shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for the Florida Insured V AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Certificate of Designation.

        An amendment to the Certificate of Designation of Florida Insured establishing the powers, rights and preferences of the Florida Insured Series B AMPS, will be filed with the Office of the Secretary of State of the Commonwealth of Massachusetts prior to the Exchange Date. This amendment will authorize the issuance of an additional 1,400 shares of Florida Insured Series B AMPS .

        As promptly as practicable after the consummation of the Reorganization, Florida Insured V shall be terminated in accordance with the laws of the Commonwealth of Massachusetts and will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

AGREEMENT

        In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each Fund hereby agrees as follows:

1.    Representations and Warranties of Florida Insured.

        Florida Insured represents and warrants to, and agrees with, Florida Insured V that:

        (a) Florida Insured is a trust with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. Florida Insured has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

        (b) Florida Insured is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-08349), and such registration has not been revoked or rescinded and is in full force and effect. Florida Insured has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

        (c) Florida Insured V has been furnished with Florida Insured’s Annual Report to Shareholders for the fiscal year ended August 31, 2000, and the audited financial statements appearing therein, having been examined by Deloitte & Touche LLP, independent public accountants, fairly present the financial position of Florida Insured as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

        (d) An unaudited statement of assets, liabilities and capital of Florida Insured and an unaudited schedule of investments of Florida Insured, each as of the Valuation Time (as defined in Section 3(d) of this Agreement), will be furnished to Florida Insured V, at or prior to the Exchange Date for the purpose of determining the number of Florida Insured Common Shares and Florida Insured Series B AMPS to be issued pursuant to Section 4 of this Agreement; each will fairly present the financial position of Florida Insured as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis .

        (e) Florida Insured has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

        (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of Florida Insured, threatened against it which assert liability on the part of Florida Insured or which materially affect its financial condition or its ability to consummate the Reorganization. Florida Insured is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

        (g) Florida Insured is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

        (h) There are no material contracts outstanding to which Florida Insured is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or will not otherwise be disclosed to Florida Insured V prior to the Valuation Time.

        (i) Florida Insured has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (c) above, those incurred in the ordinary course of its business as an investment company since August 31, 2000; and those incurred in connection with the Reorganization. As of the Valuation Time, Florida Insured will advise Florida Insured V in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (c) above.

        (j) No consent, approval, authorization or order of any court or government authority is required for the consummation by Florida Insured of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

        (k) The registration statement filed by Florida Insured on Form N-14 which includes the joint proxy statement of the Funds with respect to the transactions contemplated herein and the prospectus of Florida Insured relating to the Florida Insured Common Shares and Florida Insured Series B AMPS to be issued pursuant to this Agreement (the “Joint Proxy Statement and Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder’s meeting referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Florida Insured (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Florida Insured for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

        (l) Florida Insured is authorized to issue an unlimited number of common shares of beneficial interest, par value $.10 per share, and 1,000,000 preferred shares of beneficial interest, of which 2,095 shares have been designated Auction Market Preferred Shares, Series A; 2,095 shares have been designated Auction Market Preferred Shares, Series B; 3,440 shares have been designated Auction Market Preferred Shares, Series C; 2,160 shares have been designated Auction Market Preferred Shares, Series D; and 3,340 shares have been designated Auction Market Preferred Shares, Series E; each outstanding share of which is fully paid and nonassessable and has full voting rights.

        (m) The Florida Insured Common Shares and Florida Insured Series B AMPS to be issued to Florida Insured V pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of Florida Insured will have any preemptive right of subscription or purchase in respect thereof.

        (n) At or prior to the Exchange Date, the Florida Insured Common Shares to be transferred to Florida Insured V for distribution to the shareholders of Florida Insured V on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

        (o) At or prior to the Exchange Date, the Florida Insured Series B AMPS to be transferred to Florida Insured V on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of AMPS of Florida Insured V presently are qualified, and there are a sufficient number of Florida Insured Series B AMPS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

        (p) At or prior to the Exchange Date, Florida Insured will have obtained any and all regulatory, Trustee and shareholder approvals necessary to issue the Florida Insured Common Shares and Florida Insured Series B AMPS to Florida Insured V.

2.    Representations and Warranties of Florida Insured V.

        Florida Insured V represents and warrants to, and agrees with, Florida Insured that:

        (a) Florida Insured V is a trust with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. Florida Insured V has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

        (b) Florida Insured V is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-09331), and such registration has not been revoked or rescinded and is in full force and effect. Florida Insured V has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

        (c) As used in this Agreement, the term “Florida Insured V Investments” shall mean (i) the investments of Florida Insured V shown on the schedule of its investments as of the Valuation Time furnished to Florida Insured; and (ii) all other assets owned by Florida Insured V or liabilities incurred as of the Valuation Time.

        (d) Florida Insured V has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

        (e) Florida Insured has been furnished with Florida Insured V’s Annual Report to Shareholders for the fiscal year ended May 31, 2000, and the audited financial statements appearing therein, having been examined by Deloitte & Touche LLP, independent public accountants, fairly present the financial position of Florida Insured V as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

        (f) An unaudited statement of assets, liabilities and capital of Florida Insured V and an unaudited schedule of investments of Florida Insured V, each as of the Valuation Time, will be furnished to Florida Insured at or prior to the Exchange Date for the purpose of determining the number of shares of Florida Insured Common Shares and Florida Insured Series B AMPS to be issued to Florida Insured V pursuant to Section 4 of this Agreement; each will fairly present the financial position of Florida Insured V as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

        (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Florida Insured V, threatened against it which assert liability on the part of Florida Insured V or which materially affect its financial condition or its ability to consummate the Reorganization. Florida Insured V is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

        (h) There are no material contracts outstanding to which Florida Insured V is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Florida Insured prior to the Valuation Time.

        (i) Florida Insured V is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

        (j) Florida Insured V has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since May 31, 2000 and those incurred in connection with the Reorganization. As of the Valuation Time, Florida Insured V will advise Florida Insured in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

        (k) Florida Insured V has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Florida Insured V have been adequately provided for on its books, and no tax deficiency or liability of Florida Insured V has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

        (l) At both the Valuation Time and the Exchange Date, Florida Insured V will have full right, power and authority to sell, assign, transfer and deliver the Florida Insured V Investments. At the Exchange Date, subject only to the obligation to deliver the Florida Insured V Investments as contemplated by this Agreement, Florida Insured V will have good and marketable title to all of the Florida Insured V Investments, and Florida Insured will acquire all of the Florida Insured V Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Florida Insured V Investments or materially affect title thereto).

        (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Florida Insured V of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

        (n) The N-14 Registration Statement, on its effective date, at the time of the shareholder’s meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to Florida Insured V (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Florida Insured V for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

        (o) Florida Insured V is authorized to issue an unlimited number of common shares of beneficial interest, par value $.10 per share, and 1,000,000 preferred shares of beneficial interest, par value $.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

        (p) All of the issued and outstanding Florida Insured V Common Shares and Florida Insured V Series A AMPS were offered for sale and sold in conformity with all applicable Federal and state securities laws.

        (q) The books and records of Florida Insured V made available to Florida Insured and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Florida Insured V.

        (r) Florida Insured V will not sell or otherwise dispose of any of the Florida Insured Common Shares or Florida Insured Series B AMPS to be received in the Reorganization, except in distribution to the shareholders of Florida Insured V, as provided in Section 3 of this Agreement.

3.    The Reorganization.

        (a) Subject to receiving the requisite approval of the shareholders of Florida Insured V at an annual meeting of shareholders (the “Meeting”), and to the other terms and conditions contained herein, Florida Insured V agrees to convey, transfer and deliver to Florida Insured and Florida Insured agrees to acquire from Florida Insured V, on the Exchange Date, all of the Florida Insured V Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of Florida Insured V, in exchange solely for that number of Florida Insured Common Shares and Florida Insured Series B AMPS provided in Section 4 of this Agreement.

        Pursuant to this Agreement, as soon as practicable after the Exchange Date Florida Insured V will distribute all Florida Insured Common Shares and Florida Insured Series B AMPS received by it to its shareholders in exchange for their Florida Insured V Common Shares and Florida Insured V AMPS. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of Florida Insured in the amounts due the shareholders of Florida Insured V based on their holdings in Florida Insured V as of the Valuation Time.

        (b) Prior to the Exchange Date, Florida Insured V shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for the Florida Insured V AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the Certificate of Designation.

        (c) Florida Insured V will pay or cause to be paid to Florida Insured any interest received on or after the Exchange Date with respect to any of the Florida Insured V Investments transferred to Florida Insured hereunder.

        (d) The Valuation Time shall be 4:00 p.m., Eastern time, on March 2, 2001, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

        (e) Recourse for liabilities assumed from Florida Insured V by Florida Insured in the Reorganization will be limited to the net assets of Florida Insured V acquired by Florida Insured. The known liabilities of Florida Insured V, as of the Valuation Time, shall be confirmed in writing to Florida Insured pursuant to Section 2(j) of this Agreement.

        (f) Florida Insured V will file a Certificate of Termination with the Secretary of State of the Commonwealth of Massachusetts and any other such instrument as may be required by the Commonwealth of Massachusetts to effect the transfer of Florida Insured V Investments.

        (g) Florida Insured V will be terminated following the Exchange Date by terminating its organization under the Investment Company Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

        (h) Florida Insured will file with the Secretary of State of the Commonwealth of Massachusetts an amendment to the Certificate of Designation to its Declaration of Trust establishing the powers, rights and preferences of the Florida Insured Series B AMPS prior to the closing of the Reorganization. This amendment will authorize the issuance of an additional 1,400 shares of Florida Insured Series B AMPS.

        (i) As promptly as practicable after the liquidation of Florida Insured V pursuant to the Reorganization, Florida Insured V shall terminate its registration under the 1940 Act.

4.    Issuance and Valuation of Florida Insured Common Shares and Florida
Insured Series B AMPS in the Reorganization.

        Florida Insured Common Shares and Florida Insured Series B AMPS of an aggregate net asset value or liquidation preference, as the case may be, equal (to the nearest one ten thousandth of one cent) to the value of the assets of Florida Insured V acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of Florida Insured V assumed by Florida Insured in the Reorganization, shall be issued by Florida Insured to Florida Insured V in exchange for such assets of Florida Insured V, plus cash in lieu of fractional shares. Florida Insured will issue to Florida Insured V (a) a number of Florida Insured Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Florida Insured V Common Shares, determined as set forth below, and (b) a number of Florida Insured Series B AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the Florida Insured V Series A AMPS, determined as set forth below.

        The net asset value of each Fund and the liquidation preference and value of the AMPS of each Fund shall be determined as of the Valuation Time in accordance with the procedures described in (i) the prospectus of Florida Insured, dated September 16, 1997, relating to the Florida Insured Common Shares and (ii) the preliminary prospectus of Florida Insured, dated October 1, 1997, together with the term sheet, dated October 10, 1997, relating to the Florida Insured AMPS, designated Series A and Series B, and no formula will be used to adjust the net asset value so determined of either Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Florida Insured V Investments to be transferred to Florida Insured shall be determined by Florida Insured pursuant to the procedures utilized by Florida Insured in valuing its own assets and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by Florida Insured in cooperation with Florida Insured V and shall be confirmed in writing by Florida Insured to Florida Insured V. The net asset value per share of the Florida Insured Common Shares and the liquidation preference and value per share of the Florida Insured Series B AMPS shall be determined in accordance with such procedures and Florida Insured shall certify the computations involved. For purposes of determining the net asset value of a Common Share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of that Fund is divided by the total number of Common Shares of that Fund outstanding at such time.

        Florida Insured shall issue to Florida Insured V separate certificates or share deposit receipts for the Florida Insured Common Shares and the Florida Insured Series B AMPS, each registered in the name of Florida Insured V. Florida Insured V then shall distribute the Florida Insured Common Shares and the Florida Insured Series B AMPS to the holders of Florida Insured V Common Shares and Florida Insured V Series A AMPS by redelivering the certificates or share deposit receipts evidencing ownership of (i) the Florida Insured Common Shares to BONY, as the transfer agent and registrar for the Florida Insured Common Shares for distribution to the holders of Florida Insured V Common Shares on the basis of such holder’s proportionate interest in the aggregate net asset value of the Common Shares of Florida Insured V and (ii) the Florida Insured Series B AMPS to BONY, as the transfer agent and registrar for the Florida Insured Series B AMPS for distribution to the holders of Florida Insured V Series A AMPS on the basis of such holder’s proportionate interest in the aggregate liquidation preference and value of the Florida Insured V Series A AMPS. With respect to any Florida Insured V shareholder holding certificates evidencing ownership of either Florida Insured V Common Shares or Florida Insured V Series A AMPS as of the Exchange Date, and subject to Florida Insured being informed thereof in writing by Florida Insured V, Florida Insured will not permit such shareholder to receive new certificates evidencing ownership of the Florida Insured Common Shares or Florida Insured Series B AMPS, exchange Florida Insured Common Shares or Florida Insured Series B AMPS credited to such shareholder’s account for shares of other investment companies managed by Merrill Lynch Investment Managers, L.P. (“MLIM”) or any of its affiliates, or pledge or redeem such Florida Insured Common Shares or Florida Insured Series B AMPS, in any case, until notified by Florida Insured V or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Florida Insured V Common Shares or Florida Insured V Series A AMPS or, in the event of lost certificates, posted adequate bond. Florida Insured V, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Florida Insured V Common Shares or Florida Insured V Series A AMPS, as the case may be, or post adequate bond therefor.

        Dividends payable to holders of record of Florida Insured Common Shares and Florida Insured Series B AMPS as of any date after the Exchange Date and prior to the exchange of certificates by any shareholder of Florida Insured V shall be payable to such shareholder without interest; however, such dividends shall not be paid unless and until such shareholder surrenders the share certificates representing common shares or AMPS of Florida Insured V for exchange.

        No fractional Florida Insured Common Shares will be issued to holders of Florida Insured V Common Shares. In lieu thereof, Florida Insured’s transfer agent, BONY, will aggregate all fractional Florida Insured Common Shares and sell the resulting full shares on the New York Stock Exchange at the current market price for Florida Insured Common Shares for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Florida Insured V Common Shares.

5.    Payment of Expenses.

        (a)  The expenses of the Reorganization that are directly attributable to Florida Insured V and the conduct of its business will be deducted from the assets of Florida Insured V as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting for Florida Insured V, the expenses related to the solicitation of proxies to be voted at that Meeting and a portion of the expenses of printing the N-14 Registration Statement. The expenses attributable to Florida Insured include the fees, if any, of the rating agencies with respect to the Florida Insured Series B AMPS, the costs of printing stock certificates, the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the Meeting for Florida Insured, the expenses related to the solicitation of proxies to be voted at the Meeting and a portion of the expenses of printing the N-14 Registration Statement. The expenses of the Reorganization, including expenses in connection with obtaining the IRS ruling, the preparation of the Agreement and Plan, legal fees and audit fees, will be borne equally by the Funds. Fund Asset Management, L.P. (“FAM”) has agreed to bear the expenses of the Reorganization attributable to Florida Insured.

        (b)  If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6.    Covenants of the Funds.

        (a)  Each Fund agrees to hold an annual meeting of its shareholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

        (b)  Each Fund covenants to operate its business as presently conducted between the date hereof and the Exchange Date.

        (c)  Florida Insured V agrees that following the consummation of the Reorganization, it will terminate in accordance with the laws of the Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any Florida Insured Common Shares and Florida Insured Series B AMPS other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by Florida Insured, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

        (d)  Florida Insured V undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be a registered investment company.

        (e)  Florida Insured will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

        (f)  Florida Insured has no plan or intention to sell or otherwise dispose of the Florida Insured V Investments, except for dispositions made in the ordinary course of business.

        (g)  Each Fund agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Florida Insured agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Florida Insured V for each of such Fund’s taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, Florida Insured V shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Florida Insured V (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Florida Insured V to the extent such expenses have been accrued by Florida Insured V in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by FAM at the time such tax returns and Forms 1099 are prepared.

        (h)  Florida Insured V agrees to mail to its shareholders of record entitled to vote at the annual meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

        (i)  Following the consummation of the Reorganization, Florida Insured will stay in existence and continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

7.    Exchange Date.

        (a)  Delivery of the assets of Florida Insured V to be transferred, together with any other Florida Insured V Investments, and the Florida Insured Common Shares and Florida Insured Series B AMPS to be issued as provided in this Agreement, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.” To the extent that any Florida Insured V Investments, for any reason, are not transferable on the Exchange Date, Florida Insured V shall cause such Florida Insured V Investments to be transferred to Florida Insured’s account with BONY at the earliest practicable date thereafter.

        (b)  Florida Insured V will deliver to Florida Insured on the Exchange Date confirmations or other adequate evidence as to the tax basis of the Florida Insured V Investments delivered to Florida Insured hereunder, certified by Deloitte & Touche LLP.

        (c)  As soon as practicable after the close of business on the Exchange Date, Florida Insured V shall deliver to Florida Insured a list of the names and addresses of all of the shareholders of record of Florida Insured V on the Exchange Date and the number of Common Shares and AMPS of Florida Insured V owned by each such shareholder, certified to the best of their knowledge and belief by the applicable transfer agent for Florida Insured V or by its President.

8.    Conditions of Florida Insured V.

        The obligations of Florida Insured V hereunder shall be subject to the following conditions:

        (a)  That this Agreement shall have been adopted, and the Reorganization shall have been approved, by (i) the affirmative vote of two-thirds of the members of the Board of Trustees of Florida Insured V, (ii) by the affirmative vote of a majority of the members of the Board of Trustees of Florida Insured and (iii) by the affirmative vote of the holders of (A) a majority of the Florida Insured V Common Shares and Florida Insured V AMPS, voting together as a single class, and (B) a majority of the Florida Insured V AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon; and further that each Fund shall have delivered to each other Fund a copy of the resolution approving this Agreement adopted by such Fund’s Board of Trustees, and Florida Insured V shall have delivered to Florida Insured a certificate setting forth the vote of such Fund’s shareholders obtained at its Meeting, each certified by the Secretary of the appropriate Fund.

        (b)  That Florida Insured V shall have received from Florida Insured a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of Florida Insured’s investments, all as of the Valuation Time, certified on Florida Insured’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by the Fund’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Florida Insured since the date of Florida Insured’s most recent Annual or Semi-Annual Report as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

        (c)  That Florida Insured shall have furnished to Florida Insured V a certificate signed by Florida Insured’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Florida Insured made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Florida Insured has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

        (d)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

        (e)  That Florida Insured V shall have received an opinion or opinions of Bingham Dana LLP, as Massachusetts counsel to the Funds, in form and substance satisfactory to Florida Insured V and dated the Exchange Date, to the effect that (i) each Fund is a trust with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts; (ii) the Florida Insured Common Shares and Florida Insured Series B AMPS to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by Florida Insured, except that shareholders of Florida Insured may under certain circumstances be held personally liable for Florida Insured’s obligations and no shareholder of Florida Insured has any preemptive right to subscription or purchase in respect thereof (pursuant to the Declaration of Trust or the by-laws of Florida Insured or the law of the Commonwealth of Massachusetts; (iii) this Agreement has been duly authorized, executed and delivered by each Fund, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Massachusetts law or the Declaration of Trust, as amended, or the by-laws, as amended, by which either Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; and (v) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any Massachusetts state court or governmental authority is required for the consummation by the Funds of the Reorganization, except such as have been obtained from the Board of Trustees of Florida Insured and Florida Insured V and shareholders of Florida Insured AMPS and Florida Insured V and such as may be required under Massachusetts state securities laws. In giving the opinion set forth above, Bingham Dana LLP may state that it is relying on certificates of officers of a Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of a Fund.

        (f)  That Florida Insured V shall have received an opinion or opinions of Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to Florida Insured V and dated the Exchange Date, to the effect that (i) Florida Insured V has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Florida Insured V will have duly transferred such assets and liabilities in accordance with this Agreement; (ii) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court or governmental authority is required for the consummation by the Funds of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (iii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (iv) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (v) the information in the Joint Proxy Statement and Prospectus under “Comparison of the Funds—Tax Rules Applicable to the Funds and their Shareholders” and “Agreement and Plan of Reorganization—Tax Consequences of the Reorganization,” (other than information related to Florida law or legal conclusions involving matters of Florida law as to which we express no opinion) to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is correct in all material respects as of the date of the Joint Proxy Statement and Prospectus; (vi) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vii) neither Fund, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on such Fund or its respective shareholders; (viii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against either Fund, the unfavorable outcome of which would materially and adversely affect such Fund; (ix) all corporate actions required to be taken by the Funds to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of such Fund; and (x) such opinion is solely for the benefit of the Funds and their Trustees and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to either Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of a Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of a Fund.

        (g)  That Florida Insured V shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer by Florida Insured V of substantially all of its assets to Florida Insured in exchange solely for Florida Insured Common Shares and Florida Insured Series B AMPS as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the respective Funds will each be deemed to be a “party” to a reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Florida Insured V as a result of the asset transfer solely in exchange for Florida Insured Common Shares and Florida Insured Series B AMPS or on the distribution of the Florida Insured shares to shareholders of Florida Insured V under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized to Florida Insured on the receipt of assets of Florida Insured V in exchange for its shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of Florida Insured V on the receipt of shares of Florida Insured in exchange for their shares of Florida Insured V (except to the extent that common shareholders receive cash in lieu of fractional shares of Florida Insured in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of Florida Insured V’s assets in the hands of Florida Insured will be the same as the tax basis of such assets in the hands of Florida Insured V immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of Florida Insured received by the shareholders of Florida Insured V in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of Florida Insured V surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a shareholder’s holding period for the shares of Florida Insured will be determined by including the period for which such shareholder held Florida Insured V shares exchanged therefor, provided, that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Florida Insured’s holding period with respect to Florida Insured V’s assets transferred will include the period for which such assets were held by Florida Insured V; (ix) the payment of cash to common shareholders of Florida Insured V in lieu of fractional shares of Florida Insured Common Shares will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such shareholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the shareholder’s basis allocable to the Florida Insured fractional shares; and (x) the taxable year of Florida Insured V will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Florida Insured will succeed to and take into account certain tax attributes of Florida Insured V, such as earnings and profits, capital loss carryovers and method of accounting.

        (h)  That all proceedings taken by each Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the other.

        (i)  That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Florida Insured, be contemplated by the Commission.

        (j)  That Florida Insured V shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to it, to the effect that (i) they are independent public accountants with respect to Florida Insured within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Florida Insured included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Florida Insured included in the N-14 Registration Statement, and inquiries of certain officials of Florida Insured responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Florida Insured appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Florida Insured or from schedules prepared by officials of Florida Insured having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

        (k)  That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Florida Insured or would prohibit the Reorganization.

        (l)  That Florida Insured V shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as their counsel, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9.    Florida Insured Conditions.

        The obligations of Florida Insured hereunder shall be subject to the following conditions:

        (a)  That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of Florida Insured and by the Board of Trustees and the shareholders of Florida Insured V as set forth in Section 6(a); and that Florida Insured V shall have delivered to Florida Insured a copy of the resolution approving this Agreement adopted by Florida Insured V’s Board of Trustees, and a certificate setting forth the vote of the shareholders of Florida Insured V obtained, each certified by its Secretary.

        (b)  That Florida Insured V shall have furnished to Florida Insured a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Florida Insured V’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Florida Insured V’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Florida Insured V since the date of Florida Insured V’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Florida Insured V Investments since that date or changes in the market value of the Florida Insured V Investments.

        (c)  That Florida Insured V shall have furnished to Florida Insured a certificate signed by Florida Insured V’s President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Florida Insured V made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Florida Insured V has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

        (d)  That Florida Insured V shall have delivered to Florida Insured a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Florida Insured V for the period ended May 31, 2000 (which returns originally were prepared and filed by Florida Insured V), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Florida Insured V for the period covered thereby; and that for the period from June 1, 2000, to and including the Exchange Date and for any taxable year of Florida Insured V ending upon the liquidation of Florida Insured V, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from June 1, 2000, to and including the Exchange Date and for any taxable year of Florida Insured V, ending upon the liquidation of such fund or that such fund would not qualify as a regulated investment company for Federal income tax purposes for the tax years in question.

        (e)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

        (f)  That Florida Insured shall have received an opinion of Bingham Dana LLP, as Massachusetts counsel to the Funds, in form and substance satisfactory to Florida Insured and dated the Exchange Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as Florida Insured reasonably may deem necessary or desirable.

        (g)  That Florida Insured shall have received an opinion of Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to Florida Insured and dated the Exchange Date, with respect to the matters specified in Section 8(f) of this Agreement and such other matters as Florida Insured reasonably may deem necessary or desirable.

        (h)  That Florida Insured shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(g) of this Agreement.

        (i)  That Florida Insured shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Florida Insured, to the effect that (i) they are independent public accountants with respect to Florida Insured V within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of such fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Florida Insured V included in the N-14 Registration Statement, and inquiries of certain officials of Florida Insured V responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Florida Insured V appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Florida Insured V or from schedules prepared by officials of Florida Insured V having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

        (j)  That the Florida Insured V Investments to be transferred to Florida Insured shall not include any assets or liabilities which Florida Insured, by reason of charter limitations or otherwise, may not properly acquire or assume.

        (k) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Florida Insured V, be contemplated by the Commission.

        (l) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Florida Insured V or would prohibit the Reorganization.

        (m) That Florida Insured shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Florida Insured, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

        (n) That all proceedings taken by Florida Insured V and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Florida Insured.

        (o) That prior to the Exchange Date, Florida Insured V shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard, the last dividend period for the Florida Insured V AMPS may be shorter than the dividend period for such AMPS determined as set forth in its Certificate of Designation.

10.    Termination, Postponement and Waivers.

        (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Trustees of the Funds, (ii) by the Board of Trustees of Florida Insured V if any condition of Florida Insured V’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Trustees of Florida Insured if any condition of Florida Insured’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

        (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2001, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.

        (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

        (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Trustees of the Funds have delegated to FAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of the Funds to do so.

        (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, Trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, Trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, Trustee, agent or shareholder so acts or to its shareholders, to which that officer, Trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

        (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Florida Insured Common Shares and Florida Insured Series B AMPS to be issued to Florida Insured V, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.    Indemnification.

        (a) Florida Insured V hereby agrees to indemnify and hold Florida Insured harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Florida Insured may incur or sustain by reason of the fact that (i) Florida Insured shall be required to pay any corporate obligation of Florida Insured V, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against Florida Insured V which were omitted or not fairly reflected in the financial statements to be delivered to Florida Insured in connection with the Reorganization; (ii) any representations or warranties made by Florida Insured V in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of Florida Insured V has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading attributable to such Fund or (b) the Joint Proxy Statement and Prospectus delivered to the shareholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein attributable to such Fund, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Florida Insured V by Florida Insured.

        (b) Florida Insured hereby agrees to indemnify and hold Florida Insured V harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Florida Insured V may incur or sustain by reason of the fact that (i) any representations or warranties made by Florida Insured in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Florida Insured has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Joint Proxy Statement and Prospectus delivered to shareholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except with respect to (ii)(a) and (b) herein insofar as such claim is based on written information furnished to Florida Insured by Florida Insured V seeking indemnification.

        (c) In the event that any claim is made against Florida Insured in respect of which indemnity may be sought by Florida Insured from Florida Insured V under Section 11(a) of this Agreement, or in the event that any claim is made against Florida Insured V in respect of which indemnity may be sought by Florida Insured V from Florida Insured under Section 11(b) of this Agreement, then the party seeking indemnification (the “Indemnified Party”), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the “Indemnifying Party”). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Florida Insured and Florida Insured V seeking indemnification that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

12.    Other Matters.

        (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Florida Insured will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MUNIHOLDINGS FLORIDA INSURED FUND (OR ITS STATUTORY SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Florida Insured’s transfer agent with respect to such shares. Florida Insured V will provide Florida Insured on the Exchange Date with the name of any shareholder of Florida Insured V who is to the knowledge of Florida Insured V an affiliate of Florida Insured V on such date.

        (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

        (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to either Fund, at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

        (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed in said state.

        (e) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund’s Declaration of Trust. The execution and delivery of this Agreement has been authorized by the Trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Fund’s Declaration of Trust.

        This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

Attest:	MUNIHOLDINGS FLORIDA INSURED FUND

/S / JODI M. PINEDO By: Jodi M. Pinedo, Secretary	/S / DONALD C. BURKE By: Donald C. Burke, Vice President and Treasurer

Attest:	MUNIHOLDINGS FLORIDA INSURED FUND V

/S / JODI M. PINEDO By: Jodi M. Pinedo, Secretary	/S / DONALD C. BURKE By: Donald C. Burke, Vice President and Treasurer

EXHIBIT III

ECONOMIC AND OTHER CONDITIONS IN FLORIDA

        The following information is a brief summary of factors affecting the economy of the State of Florida (the “State” ) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of the State, however, it has not been updated. The Funds have not independently verified the information.

        Beginning in calendar year 1995, the State’s unemployment rate has generally tracked below the national average. The State’s unemployment rate is projected to be 4.4% in calendar year 2000, while the nation’s unemployment rate for that calendar year is projected to be 4.6%. (The projections set forth in this Exhibit were obtained from a report, prepared by the Revenue and Economic Analysis Unit of the Executive Office of the Governor for the State of Florida, contained within a recent official statement, dated August 16, 2000 for a State of Florida debt offering (“State of Florida Report”)).

        During calendar years 1992 through 1998, the State’s per capita income is projected to have expanded approximately 29.0%, while the national per capita income increased by approximately 30.3%. Since 1989 Florida’s per capita income has been consistently slightly below that of the U.S. In 1998, it was 97.9% ($25,852) of the U.S. $26,412 average. The structure of Florida’s income differs from that of the nation and the Southeast. Because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (social security and pension benefits, among other sources of income) are relatively more important sources of income. For example, Florida’s employment income in calendar year 1998 represented 62.0% of total personal income, while the nation’s share of total personal income in the form of wages and salaries and other labor benefits was 72.2%. Florida’s income is dependent upon transfer payments controlled by the federal government.

        The State’s strong population growth is one fundamental reason why its economy has typically performed better than the nation as a whole. In census year 1980, the State was ranked seventh among the 50 states with a population of 9.7 million people. The State has grown dramatically since then and as of April 1, 1998 ranked fourth with an estimated population of 15.0 million. Since census year 1990, the State’s estimated average annual rate of population increase has been approximately 1.9% as compared to an approximately 1.0% for the nation as a whole. While annual growth in the State’s population is expected to decline somewhat, it is expected to have grown by over 200,000 new residents per year throughout the 1990s.

        Tourism is one of the State’s most important industries. An estimated 48.7 million people visited the State in calendar year 1998, according to the Florida Department of Commerce. Tourism arrivals are expected to increase by 4.9% in fiscal year 1998-99 and 2.7% the following fiscal year. In fiscal year 1998-99, tourist arrivals are projected to be approximately 49.7 million. In fiscal year 1999-2000, tourist arrivals are projected to reach 51.2 million and 52.6 million the following year. The State’s fiscal year begins July 1 and ends June 30.

        Florida’s dependency on the highly cyclical construction and construction-related manufacturing sectors has declined. Total contract construction employment as a share of total non-farm employment was a little over 5.3% in 1998. Florida, nevertheless, has an important construction industry, with single and multi-family housing starts projected to reach a combined level of 155,600 in fiscal year 1999-2000 and 138,600 the following year. Multi-family starts have been slow to recover from the early 90’s recession, but are showing stronger growth now and are expected to approximate 56,700 in fiscal year 1999-2000 and 45,200 in 2000-2001. Total construction expenditures in fiscal years 1999-2000 and 2000-2001 are forecasted to increase 2.5% and 3.5%, respectively. A driving force behind the State’s construction industry is its rapid population growth.

        Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds—the General Revenue Fund, Trust Funds, the Working Capital Fund, and the Budget Stabilization Fund. In fiscal year 1998-1999, the State derived approximately 67% of its total direct revenues to these funds from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax, and estate tax which amounted to 70%, 8%, 4%, 3% and 4%, respectively, of total General Revenue Funds available. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1999-2000, expenditures from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 55%, 24% and 16%, respectively, of total General Revenues.

        The Sales and Use Tax is the greatest single source of tax receipts in the State. For fiscal year 1996-97, receipts from this source were $13,918 million, an increase of 73% from the prior fiscal year, although not all of these receipts are credited to the General Revenue Fund. The second largest source of State tax receipts is the Motor Fuel Tax. The collections from this source during the fiscal year 1998-1999 were $2,215.7 million, although these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the General Revenue Fund. Alcoholic beverage tax revenues totaled $466.3 million for the State fiscal year 1998-1999. The receipts of corporate income tax for the fiscal year 1998-1999 were $1,472.2 million, an increase of 5.5% from the previous fiscal year. Documentary stamp tax collections totaled $1,185.1 million during fiscal year 1998-1999, posting a 13.4% increase from the previous fiscal year. Gross receipt tax collections for fiscal year 1996-97 totaled $575.7 million, an increase of 6.0% over the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages and other obligations secured by liens on Florida realty, and other intangible personal property. Total collections from intangible personal property taxes were $1,210 million during fiscal year 1998-1999, a 2.2% increase from the previous fiscal year. Recent reductions in the intangible personal property tax rate and expansions in the exclusions from that tax could reduce future revenues from that source. A significant portion of these tax proceeds are unavailable to the General Revenue Fund. The State’s estate tax on resident decedents’ estates is generally equal to the amount allowable as a credit against federal estate tax for state death taxes paid, and does not increase the estate’s total federal estate tax liability. For fiscal year 1998-1999, estate tax receipts were $674.1 million, an increase of 13.3% from the prior fiscal year. In fiscal year 1998-1999 State operated lotteries produced gross revenues of $2.11 billion. State law requires allocating 50% of lottery revenues to prizes, at least 38% to public education, and no more than 12% to lottery administrative costs. In fiscal year 1998-1999, education received approximately $802.9 million of these revenues.

        In addition to the foregoing information, the State of Florida Report contains the following General Revenue information for fiscal year 1998-1999 in tabular form.

State of Florida
Total General Revenues
Fiscal Years 1998-1999
(in millions of dollars)

1998-99 Actual
General Revenue Fund:	$12,717.2
Sales Tax-GR	562.0
Beverage Tax & Licenses	1,472.2
Corporate Income Tax	479.9
Documentary Stamp Tax	132.6
Tobacco Tax	257.9
Insurance Premium Tax	14.0
Pari-Mutuels Tax	751.2
Intangibles Tax	674.1
Estate Tax	216.5
Interest Earnings	62.2
Driver’s Licenses	104.5
Medical & Hospital Fees	41.8
Auto Title & Lien Fees	24.3
Severance Taxes	33.2
Corporation Filing Fees	95.4
Service Charges	401.5
Other Taxes, Licenses & Fees	160.8
Less: Refunds	(321.9)

Net General Revenue	$17,879.4

        For fiscal year 1999-2000 the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $20,604.9 million, a 5.2% increase over 1998-1999. The $18,738.6 million in the Estimated Revenues component for the fiscal year 1999-2000 total a 4.8% increase over the analogous figure in 1998-1999. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $18,870.0 million, unencumbered reserves at the end of 1999-2000 are estimated at $1,795.0 million. For fiscal year 2000-2001, the estimated total of General Revenue plus Working Capital and Budget Stabilization funds available are $21,359.0 million, a 3.7% increase over the total estimated for fiscal year 1999-2000. The $19,320.7 million in the Estimated Revenues component of the estimated 2000-2001 total represent a 3.1% increase over the analogous figure for fiscal year 1999-2000.

        The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State would be required in order to impose a personal income tax in the State.

        Property valuations for homestead property are subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be revalued at full just value on the next tax roll. Although the impact of the growth cap cannot be determined, it may have the effect of causing local government units in the State to rely more on non-ad valorem tax revenues to meet operating expenses and other requirements normally funded with ad valorem tax revenues.

        The State Constitution provides that State revenues collected for any fiscal year shall be limited to State revenues allowed under that provision for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed under that provision for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on State revenues imposed by the amendment may be increased by the Legislature, by a two-thirds vote of each house.

        “State revenues” are defined as taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the term “State revenues” does not include: (i) revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of Bonds by the State; (ii) revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994; (iii) proceeds from the State lottery returned as prizes; (iv) receipts of the Florida Hurricane Catastrophe Fund; (v) balances carried forward from prior fiscal years; (vi) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (vii) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994.

        It should be noted that many of these provisions which were adopted by constitutional amendment in 1994, are ambiguous, and likely will not be clarified until State courts have ruled on their meanings. Further, it is uncertain how the Legislature will implement the provisions and whether such implementing legislation will itself be the subject of court interpretation.

        The Fund cannot predict the impact of these provisions on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the future distribution of such State revenues may be adversely affected.

        Hurricanes continue to endanger the coastal and interior portions of Florida. Substantial damage resulted from tropical storms and hurricanes in the 1992, 1995, 1998 and 1999 hurricane seasons. The hurricane season runs from June 1 through November 30. The Funds cannot predict the economic impact, if any, of future hurricanes and storms.

        As of August 16, 2000 the State had a high bond rating of Aa2 from Moody’s Investors Service, Inc., AA+ from Standard & Poor’s and AA from Fitch, Inc. on all of its general obligation bonds. Outstanding general obligation bonds at June 30, 1999 totaled almost $9,260 billion and were issued to finance capital outlay for educational projects of both local school districts, community colleges and state universities, environmental protection and highway construction. The State has issued over $491 million of general obligation bonds since July 1, 1999.

        In a report dated July 28, 1999, the Florida Auditor General notified the Governor’s Office that it identified, as of September 30, 1997, forty local government entities as meeting one or more of the financial emergency conditions prescribed by State statute. The Auditor General’s notification indicated that ten of those local government entities (including the city of Miami) were on September 30, 1997 in a state of financial emergency. Stating that a statutorily defined financial emergency is not necessarily indicative of a local governmental entity’s solvency or ability to pay its current financial obligations, the Auditor General’s notification indicated that the remaining thirty local government entities were not facing a true financial crisis and/or the financial emergency was due to accounting practices. For these purposes, a state of emergency is considered two consecutive years of budget deficits. Municipalities or special districts that may be in a state of financial emergency are those that the Auditor General was unable to conclude had sufficient revenues to cover their deficits. The operations of all these entities mentioned in the Auditor General’s notification may be adversely affected by their financial condition.

EXHIBIT IV

RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Municipal Bond Ratings

        Aaa – Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa – Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A – Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa – Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba – Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B – Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa – Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca – Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C – Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Note:    These bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, Al, Baal, Bal and Bl.

        Short-term Notes:    The three ratings of Moody’s for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1 /VMIG 1 denotes “best quality, enjoying strong protection from established cash flows”; MIG 2/VMIG 2 denotes “high quality” with “ample margins of protection”; MIG 3/VMIG 3 instruments are of “favorable quality . . . but . . . lacking the undeniable strength of the preceding grades.”

Description of Moody’s Commercial Paper Ratings

        Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
(“Standard & Poor’s”), Municipal Debt Ratings

        A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

        The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

        III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA – Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity of the obligor to meet its financial commitment on the obligation is extremely strong.

AA – Debt rated “AA” differs from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

        A – Debt rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

        BBB – Debt rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        BB, B, CCC, CC, C – Debt rated “BB,” “B,” “ CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

        D – Debt rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

        Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

        A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

        A-1 – This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 – Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

        A-3 – Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B – Issues rated “B” are regarded as having only speculative capacity for timely payment.

C – This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D – Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor’s believes that such payments will be made during such grace period.

        c – The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

        p – The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

        r – The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

        A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

        A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

        – Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

        – Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

        Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch, Inc.’s (“Fitch”) Investment Grade Bond Ratings

        Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

        The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

        Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

        Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

        Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

        Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA

        Highest credit quality.    “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

        Very high credit quality.    “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

        High credit quality.    “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

        Good credit quality.    “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

        Plus (+) or Minus (-) signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”.

        “NR” indicates that Fitch does not rate the issuer or issue in question.

        “Withdrawn”:    A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

        Rating Watch:    Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

        A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Description of Fitch’s Speculative Grade Bond Ratings

        Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

        The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

        Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB

        Speculative.    “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

        Highly speculative.    “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C

        High default risk.    Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D

        Default.    The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%–100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%–90% and “D” the lowest recovery potential, i.e., below 50%.

        Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

        Plus “+” or Minus “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to categories below “CCC”.

Description of Fitch’s Short-Term Ratings

        Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

        Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-l+”.

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-l” ratings.

F-3
Fair Credit Quality.    Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S
Weak Credit Quality.    Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.
EXHIBIT V

PORTFOLIO INSURANCE

        Set forth below is further information with respect to the insurance policies (the “Policies”) that the Fund may obtain from several insurance companies with respect to insured Florida Municipal Bonds and Municipal Bonds held by the Fund. The Fund has no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

        In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of Florida Municipal Bonds and Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by the Fund. The Policies do not insure (i) municipal securities ineligible for insurance and (ii) municipal securities no longer owned by the Fund.

        The Policies do not guarantee the market value of the insured Florida Municipal Bonds and Municipal Bonds or the value of the shares of the Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund that is adversely affected by either of the above described events. In addition to the payment of premium, the policies may require that the Fund notify the insurance company as to all Florida Municipal Bonds and Municipal Bonds in the Fund’s portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by the Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

        The Fund will seek to utilize insurance companies that have insurance claims-paying ability ratings of AAA from Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”) or Aaa from Moody’s Investors Service (“Moody’s”). There can be no assurance, however, that insurance from insurance carriers meeting these criteria will be at all times available.

        An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is considered by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company’s financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch’s opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events. A Moody’s insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

        An insurance claims-paying ability rating of S&P, Fitch or Moody’s does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

        The assignment of ratings by S&P, Fitch or Moody’s to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

COMMON SHARES

MUNIHOLDINGS FLORIDA INSURED FUND V
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Shares of MuniHoldings Florida Insured Fund V (the "Fund") held of record by the undersigned on October 30, 2000 at the Annual Meeting of Shareholders of the Fund to be held on December 13, 2000, or any adjournment thereof.

      This proxy when properly executed will be voted in the manner herein directed by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Items 1, 2 and 3.

      By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

      Please mark boxes /X/ or ☒ in blue or black ink.

(Continued and to be signed on the reverse side)

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniHoldings Florida Insured Fund.

	For | |	Against | |	Abstain | |

2.	ELECTION OF TRUSTEES FOR all nominees listed below (except as marked to the contrary below) | |		WITHHOLD AUTHORITY to vote for all nominees listed below | |

(Instruction: to withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Edward Zinbarg

3.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

	For | |	Against | |	Abstain | |

4.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Dated:__________________________________ X_______________________________________ Signature X_______________________________________ Signature, if held jointly

Sign, date, and return the Proxy Card promptly using the enclosed envelope.

AUCTION MARKET
PREFERRED SHARES

MUNIHOLDINGS FLORIDA INSURED FUND V
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniHoldings Florida Insured Fund V (the "Fund") held of record by the undersigned on October 30, 2000 at the Annual Meeting of Shareholders of the Fund to be held on December 13, 2000, or any adjournment thereof.

      This proxy when properly executed will be voted in the manner herein directed by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Items 1, 2 and 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Please mark boxes /X/ or ☒ in blue or black ink.

(Continued and to be signed on the reverse side)

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniHoldings Florida Insured Fund.

	For | |	Against | |	Abstain | |

2.	ELECTION OF TRUSTEES FOR all nominees listed below (except as marked to the contrary below) | |		WITHHOLD AUTHORITY to vote for all nominees listed below | |

(Instruction: to withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Charles C. Reilly, Richard R. West, Edward Zinbarg

3.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

	For | |	Against | |	Abstain | |

4.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Shares, in the same proportion as votes cast by holders of Auction Market Preferred Shares, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Dated:__________________________________ X_______________________________________ Signature X_______________________________________ Signature, if held jointly

Sign, date, and return the Proxy Card promptly using the enclosed envelope.

 AUCTION MARKET
PREFERRED SHARES

MUNIHOLDINGS FLORIDA INSURED FUND
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniHoldings Florida Insured Fund (the "Fund") held of record by the undersigned on October 30, 2000 at the Annual Meeting of Shareholders of the Fund to be held on December 13, 2000, or any adjournment thereof.

      This proxy when properly executed will be voted in the manner herein directed by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Items 1, 2 and 3.

      By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Please mark boxes /X/ or ☒ in blue or black ink.

(Continued and to be signed on the reverse side)

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization between the Fund and MuniHoldings Florida Insured Fund V.

	For | |	Against | |	Abstain | |

2.	ELECTION OF TRUSTEES FOR all nominees listed below (except as marked to the contrary below) | |		WITHHOLD AUTHORITY to vote for all nominees listed below | |

(Instruction: to withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth, Charles C. Reilly, Richard R. West, Edward Zinbarg

3.	Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

	For | |	Against | |	Abstain | |

4.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Shares, in the same proportion as votes cast by holders of Auction Market Preferred Shares, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Dated:__________________________________ X_______________________________________ Signature X_______________________________________ Signature, if held jointly

Sign, date, and return the Proxy Card promptly using the enclosed envelope.